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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 26, 2000

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2000-5





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

                                TABLE OF CONTENTS

                                                                            Page

PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items; Escrow
               Accounts....................................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the Servicer
               to be Held for the Trustee..................................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing Statement;
               Financial Statements........................................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer and
               Others......................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon Event of Default..................................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

EXHIBITS

Exhibit A-1    -   Form of Face of Class A-1 Certificate
Exhibit A-2    -   Form of Face of Class A-2 Certificate
Exhibit A-3    -   Form of Face of Class A-3 Certificate
Exhibit A-4    -   Form of Face of Class A-4 Certificate
Exhibit A-5    -   Form of Face of Class A-5 Certificate
Exhibit A-PO   -   Form of Face of Class A-PO Certificate
Exhibit A-WIO  -   Form of Face of Class A-WIO Certificate
Exhibit A-R    -   Form of Face of Class A-R Certificate
Exhibit B-1    -   Form of Face of Class B-1 Certificate
Exhibit B-2    -   Form of Face of Class B-2 Certificate
Exhibit B-3    -   Form of Face of Class B-3 Certificate
Exhibit B-4    -   Form of Face of Class B-4 Certificate
Exhibit B-5    -   Form of Face of Class B-5 Certificate
Exhibit B-6    -   Form of Face of Class B-6 Certificate
Exhibit C      -   Form of Reverse of all Certificates
Exhibit D      -   Mortgage Loan Schedule
Exhibit E      -   Request for Release of Documents
Exhibit F      -   Form of Certification of Establishment of Account
Exhibit G-1    -   Form of Transferor's Certificate
Exhibit G-2A   -   Form 1 of Transferee's Certificate
Exhibit G-2B   -   Form 2 of Transferee's Certificate
Exhibit H      -   Form of Transferee Representation Letter
               -   for ERISA Restricted Certificates
Exhibit I      -   Form of Affidavit Regarding Transfer of
                   Residual Certificate
Exhibit J      -   Contents of Servicing File
Exhibit K      -   Form of Special Servicing Agreement

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated September 26, 2000, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H   T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                       Integral
                 Initial Class                                        Multiples
                 Certificate Balance   Pass-Through  Minimum          in Excess
Classes          or Notional Amount    Rate          Denomination    of Minimum
----------       -------------------   -----------   ------------    ----------
Class A-1         $   212,095,000.00      7.750%     $     1,000     $        1
Class A-2         $    15,542,000.00      7.750%     $     1,000     $        1
Class A-3         $    17,570,000.00      7.750%     $     1,000     $        1
Class A-4         $    12,510,000.00      7.750%     $     1,000     $        1
Class A-5         $    30,000,000.00      7.750%     $     1,000     $        1
Class A-PO        $       270,650.00     (1)         $    25,000     $        1
Class A-WIO       $   282,634,926.00     (2)         $29,629,632     $        1
Class A-R         $           100.00      7.750%     $       100            N/A
Class B-1         $     6,768,000.00      7.750%     $    25,000     $        1
Class B-2         $     2,256,000.00      7.750%     $    25,000     $        1
Class B-3         $     1,504,000.00      7.750%     $    25,000     $        1
Class B-4         $     1,053,000.00      7.750%     $    25,000     $        1
Class B-5         $       602,000.00      7.750%     $    25,000     $        1
Class B-6         $       602,207.89      7.750%     $    25,000     $        1



---------------

(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.

(2) Interest will accrue on the Class A-WIO Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based on the Stated Principal Balances of the Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 7.750%.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-2 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (b) for the Class A-4 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-3 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, as applicable.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-5 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-5." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-WIO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-WIO and Class A-R Certificates.

            Class A-2 Accrual Distribution Amount: For any Distribution Date and the Class A-2 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-4 Accrual Distribution Amount: For any Distribution Date and the Class A-4 Certificates prior to the applicale Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class A-WIO Notional Amount: As to any Distribution Date and the Class A-WIO Certificates, the aggregate Stated Principal Balances of the Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-WIO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Class A-2 and Class A-4 Certificates, any Class A-2 Accrual Distribution Amounts or Class A-4 Accrual Distribution Amounts, as applicable, previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-WIO Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-2 and Class A-4 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-2 Accrual Distribution Amount or Class A-4 Accrual Distribution Date, as applicable, pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-2 Certificates or Class A-4 Certificates, as applicable) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-2 and Class A-4 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-2 Accrual Distribution Amount or the Class A-4 Accrual Distribution Amount, as applicable, pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-2 Certificates or Class A-4 Certificates, as applicable) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: September 26, 2000.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: September 1, 2000.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $300,772,957.89.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.750% per annum.

            Distribution Date: The 25th day of each month beginning in October 2000 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: The Class B Certificates.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,000.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-WIO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-WIO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $6,015,459.16.

            Initial Notional Amount: As to the Class A-WIO Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $3,007,729.58.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-WIO Certificates are the sole Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 26, 2000, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount:  The Class A-WIO Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               2.00%
                       Class B-2               1.25%
                       Class B-3               0.75%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $12,785,207.89.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance or Initial Notional Amount, as applicable, of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

               (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.750% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-5 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Senior Principal Distribution Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-5 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate

Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

October 2005 through September 2006                  30%

October 2006 through September 2007                  35%

October 2007 through September 2008                  40%

October 2008 through September 2009                  45%

October 2009 and thereafter                          50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                    Shift Percentage
------------------------------                    ----------------
October 2000 through September 2005............   0%
October 2005 through September 2006............   30%
October 2006 through September 2007............   40%
October 2007 through September 2008............   60%
October 2008 through September 2009............   80%
October 2009 and thereafter....................   100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01      Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i)the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-5" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E)   The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i)The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is October 25, 2030.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-5 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage
Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i)affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;

                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

               (i)to each Class of Senior Certificates (other than the Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-2 and the Class A-4 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates specified in Section 5.02(b)(i) and (ii);

               (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

               (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

               (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

               (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (i) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-2 Accrual Distribution Amount will be allocated sequentially as follows:

                    first, to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero; and

                    second, to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero.

               (ii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-4 Accrual Distribution Amount will be allocated sequentially as follows:

                    first, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero; and

                    second, to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

               (iii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                    first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero;

                    second, to the Class A-5 Certificates, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                    third, to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero;

                    fourth, to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero;

                    fifth, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero;

                    sixth, to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero; and

                    seventh, to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero.

            The Class A-WIO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i)the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-2 and Class A-4 Certificates, the respective Initial Class Certificate Balances, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

                   (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances or, in the case of the Class A-2 and Class A-4 Certificates, the respective Initial Class Certificate Balances, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Class A-2 and Class A-4 Certificates, the respective Initial Class Certificate Balances, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i)the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, the Class A-2 Accrual Distribution Amount, the Class A-4 Accrual Distribution Amount, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance for the following Distribution Date;

               (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x)the number and aggregate principal amounts of Mortgage Loans
       (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date;

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

               (xvi) in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2000, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By their acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-PO, A-WIO, A-R, B-1, B-2, B-3, B-4, B-5,
B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-PO, Class A-WIO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Class A-WIO Certificates shall be available to investors in interests representing minimum notional amounts of $29,629,632 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i)Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)    [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i)Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
      (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

               (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

               (i)The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v)Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i)within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virgina 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE
                                      SECURITIES, INC.,
                                      as Depositor

                                    By:
                                       ------------------------------------
                                       Name:   Judy Ford
                                       Title:  Vice President

                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       ------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President

                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK   )
                    )     ss.:
COUNTY OF NEW YORK  )


            On the 26th day of September, 2000, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of September, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of September, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $212,095,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 NV 0

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,542,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 NW 8

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $17,570,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 NX 6

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,510,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 NY 4

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $30,000,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 NZ 1

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $270,650.00

CUSIP No.:                    060506 PA 4

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-WIO

                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                   Class A-WIO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                   Class A-WIO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Notional Amount
of this Certificate

("Denomination"):             $

Initial Notional Amount
of all Certificates

of this Class:                $282,634,926.00

Pass-Through Rate:            Variable Rate

CUSIP No.:                    060506 PJ 5

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-WIO Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-WIO Notional Amount. The Pass-Through Rate applicable with respect to any Distribution Date is the per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based on the Stated Principal Balances of the Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 7.750%. This Class A-WIO Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PB 2

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,768,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PC 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,256,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PD 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,504,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PE 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,053,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PF 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $602,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PG 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-5
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2000

First Distribution Date:      October 25, 2000

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $602,207.89

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PH 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                       -----------------------------------
                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                       -----------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    --------------------------------------------
                                    Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of _________________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
__________________________

      This information is provided by ___________, the assignee named above, or, as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


                                                                                                                Occ    Prop
LoanNumber        Borr Last Name          Property_Street         PropertyCity         State           Zip      Code   Type
0022870992         HENDERSON           520  MOORE ROAD             MORELAND             GA            30259      P      SF
0023699036         FELICE              608  CLEARWATER COUR        MCDONOUGH            GA            30252      P      SF
0023788854         BRANDT              5711  SOUTH FLANDERS        AURORA               CO            80015      P      PU
0023794076         FRENCH              328  BROADMOOR WAY          MCDONOUGH            GA            30253      P      SF
0023838584         PERSON JR.          19505  EMERALD PARK DR      LEESBURG             VA            20175      P      PU
0023839582         LIGHT               2616  WEST CANYON AVE       SAN DIEGO            CA            92123      P      CO
0023882749         BHALLA              22  MEADOW WOODS LA         REEDSVILLE           PA            17084      P      SF
0023897051         LEI                 604  FIRESTONE DRIVE        SILVER SPRI          MD            20905      P      PU
0023922669         SILVERMAN           1325  4TH AVENUE            SAN FRANCIS          CA            97122      P      TH
0023983752         HERNANDEZ           339  SOUTH MYERS STR        BURBANK              CA            91506      P      SF
0023987415         WHITE               5323  CEDAR VALLEY DR       LOVELAND             CO            80537      P      PU
0023988306         RENNER              15030  RIDGEFIELD LANE      COLORADO SP          CO            80921      P      PU
0023995392         KENDALL             6113  BRADFORD LANDIN       GLEN ALLEN           VA            23059      P      PU
0023997349         CUNNINGHAM          6500  BRIARCREST COUR       FORT WORTH           TX            76132      P      SF
0028064152         BRASWELL            16843  HIGHLAND RIDGE       BELTON               MO            64012      P      SF
0028232957         ARONSON             19461NE14TH COURT           MIAMI                FL            33179      P      SF
0028452357         RAMIREZ             9572  PINE MEADOWS LA       BURKE                VA            22015      P      PU
0028452563         KRAUSE              14  ROSE CASTLE DRI         SPRING               TX            77379      P      PU
0028469831         MORRIS              9052  MISTY CREEK DRI       SARASOTA             FL            34241      S      PU
0028470334         MANCHANDA           18100  BLACK GOLD WAY       BOYDS                MD            20841      P      PU
0028490373         CARPENTER           12206  CABO BLANCO COU      HOUSTON              TX            77041      P      PU
0028493161         CHEEK               11615  STONEBRIAR DRIV      CHARLOTTE            NC            28277      P      PU
0028528727         POTZLER             4  VINCA COURT              PUEBLO               CO            81001      P      SF
0028530707         KRAMER              2330  SARAH COURT           SIGNAL HILL          CA            90806      P      PU
0028536076         COE                 6720  SETON HOUSE LAN       CHARLOTTE            NC            28277      P      PU
0028539005         REED                2551  CHEVAL DR             DAVIDSONVIL          MD            21035      P      SF
0028539237         AL-HALLAQ           1360  HIGHWAY 7             TROY                 KS            66087      P      SF
0028540623         CAVANAUGH           29  TIFFANY PLACE           BROOKLYN             NY            11231      P      CH
0028540979         HOLCOMBE            3513  BROADRUN DRIVE        FAIRFAX              VA            22033      P      PU
0028543197         HASSELWANDER        2040  37TH STREET           WASHINGTON           DC            20007      P      SF
0028556959         WILSON              6001  VAN HORN LANE         FRISCO               TX            75034      P      PU
0028557114         GRIMES              400  FAIR MEADOWS LA        EADS                 TN            38028      P      SF
0028558120         BIERMANN            30229  ROBINSON HILL R      GOLDEN               CO            80403      P      SF
0028568111         CHEN                1633  IMPERIAL CIRCLE       NAPERVILLE           IL            60563      P      PU
0028570281         GLOMSKI             2655  WEST VIEW DRIVE       NEW PRAGUE           MN            56071      P      SF
0028570331         REED                8950  HIGHVIEW LANE         WOODBURY             MN            55125      P      SF
0028577625         STEELE JR           32  FOREST SIDE AVE         SAN FRANCIS          CA            94127      P      SF
0028582591         REIS                6724  MELROSE DRIVE         MCLEAN               VA            22101      P      PU
0028587517         LEPTICH             5629  PRINCESS CIRCLE       CAPE CORAL           FL            33914      P      PU
0028588192         HARLEY              13305  SCOTCH RUN COUR      CENTREVILLE          VA            20120      P      PU
0028588853         HENDERSON           302  OAKLAWN DRIVE          COLLEYVILLE          TX            76034      P      SF
0028589752         SMITH               8016  CLEARWATER DRIV       PARKVILLE            MO            64152      P      PU
0028591915         GRAHAM              360  VINE STREET            GLEN ELLYN           IL            60137      P      SF
0028592376         CONNOR              1136  WOODLAND COURT        BOULDER              CO            80303      P      PU
0028598654         ROBERTSON           285  STORM PEAK COUR        STEAMBOAT S          CO            80477      S      SF
0028598712         MELKUS              21124NE43RD COURT           REDMOND              WA            98053      P      PU
0028599173         SVANE               808  BENTBROOK LANE         SHERMAN              TX            75092      P      PU
0028599504         MOSHTAGHI           114  LUCIA STREET           DANIEL ISLA          SC            29492      P      PU
0028599918         FRANK               30248  225TH AVENUE SE      BLACK DIAMO          WA            98010      P      SF
0028600302         WIRTH               5217  DEERGRASS COURT       RALEIGH              NC            27613      P      PU
0028601474         DES PREZ, III       307  CLOVER SPRINGS         CLOVERDALE           CA            95425      P      PU
0028601649         GLENN JR            10161  SHREWSBURY RUN       COLLIERVILL          TN            38017      P      PU
0028603504         EDMISON, JR.        2802  N OCEAN BOULEVA       N. MYRTLE B          SC            29582      S      SF
0028604064         PEURIFOY            120  PLEASANT HILL          FAYETTEVILL          GA            30215      P      SF
0028606044         HOFMEISTER          4215  WEST LEXI CIRCL       BROOMFIELD           CO            80020      P      PU
0028606911         SILVER              RT9 BOX 65-2                SANTA FE             NM            87505      P      SF
0028607091         LAFRANCE            717  22ND AVENUE            SEATTLE              WA            98122      P      SF
0028609931         HALLEMAN            10940NE48TH ST              KIRKLAND             WA            98033      P      SF
0028613651         EATON               909  HANOVER DRIVE          SOUTHLAKE            TX            76092      P      SF
0028615037         ROLLAND,JR.         457  HIGHFIELD COURT        SEVERNA              MD            21146      P      SF
0028615706         PETERSON            875  WASHINGTON AVEN        MUKILTEO             WA            98275      P      SF
0028618064         GOAD                127  GRANDVIEW DRIVE        HAMPTON              VA            23664      P      SF
0028618429         LINDSAY             1419  OAK LAKE CIRCLE       EADS                 TN            38028      P      SF
0028622355         GRACE               3113  CASTLE PEAK AV        SUPERIOR             CO            80027      P      PU
0028629095         FROEHNER            965NW198TH PLACE            SHORELINE            WA            98177      P      SF
0028630549         LAPORTA             15902W 75TH TERRACE         SHAWNEE              KS            66217      P      PU
0028630796         MOONEY              103  BELLEBROOK CIRC        NASHVILLE            TN            37205      P      PU
0028631265         FIORE               37183  TURNBERRY ISLE       PALM DESERT          CA            92211      P      PU
0028633212         PEEK                2335  TERREBONNE AVEN       SAN DIMAS            CA            91773      P      SF
0028633246         ELLZEY              91W HORIZON RIDGE P         THE WOODLAN          TX            77382      P      PU
0028635738         BLALOCK             3205NW19TH STREET           OKLAHOMA CI          OK            73107      P      SF
0028636678         POZZI               3027NWRIO VISTA TERRA       PORTLAND             OR            97210      S      SF
0028638518         LEMER               1923  FOREST GARDEN D       KINGWOOD             TX            77345      P      PU
0028638872         ARMSTRONG           29020  8TH AVENUE SOUT      FEDERAL WAY          WA            98003      P      SF
0028640811         JUKES               10728  BRAMBLECREST DR      AUSTIN               TX            78726      P      PU
0028643013         COLAFRANCESCO       21113  NORTHEAST 60TH       REDMOND              WA            98053      P      SF
0028644201         RANDALL             1716  LAUREL COURT          BROOMFIELD           CO            80020      P      SF
0028645877         SIBO                9936  ENGLISH IVY COU       COLORADO SP          CO            80920      P      PU
0028648855         WERTZ               698  JONES HILL             BRENTWOOD            TN            37027      P      PU
0028648913         MEYER               11604  NORTHEAST 102ND      KIRKLAND             WA            98033      P      SF
0028649978         ABTIN               12853NWLORRAINE DRIVE       PORTLAND             OR            97229      P      PU
0028650414         CARR                3583  STEPHIES COURT        ALEXANDRIA           VA            22309      P      PU
0028653996         STIDHAM             2782  TRIDENT COURT S       SOUTHPORT            NC            28461      S      PU
0028654747         MCNEELY             5658S FOX CHASE DRIVE       SOUTH OGDEN          UT            84405      P      SF
0028655009         SPAHR               6095  CASTLETON DRIVE       SAN DIEGO            CA            92117      P      SF
0028655876         BEREUTER            1170  GODSEY COURT          KELLER               TX            76262      P      SF
0028656064         ROSSER              7  CYPRESS POINT            ABILENE              TX            79606      P      SF
0028656072         MARTIN              173  MERRIAM STREET         WESTON               MA            02493      P      SF
0028656080         KATONA,JR.          8  SEATON GREEN             SAN ANTONIO          TX            78209      P      PU
0028656098         HAMM                272  RUTLAND COURT          SAN RAMON            CA            94583      P      SF
0028656551         LOMBARD             21241  DEVILS CANYON R      CEDARPINES           CA            92322      P      SF
0028657013         SANDOVAL            3  ALSACE STREET            LAGUNA NIGU          CA            92677      P      PU
0028658755         CHAMBERLAIN         6883  COUNTY ROAD 595       NEVADA               TX            75173      P      SF
0028660140         TRUSTY              193  VAQUERO ROAD           SANTA FE             NM            87505      P      PU
0028661684         VALDEZ              5942  CRESTMONT AVENU       LIVERMORE            CA            94550      P      SF
0028662435         THOMAS              464  EAGLE LANE SW          ROCHESTER            MN            55902      P      SF
0028663771         GERO                6  CREEKSIDE COURT          CORTE MADER          CA            94925      P      PU
0028666444         MOORE               9  BARK CHERRY              LITTLETON            CO            80127      P      PU
0028666576         BOUDREAUX           3510  SUNSET BOULEVAR       HOUSTON              TX            77005      P      SF
0028666600         FROMME              16208E CRESTLINE LANE       AURORA               CO            80015      P      PU
0028666642         SHIPMAN             185  CYPRESS TREE LA        BOULDER CRE          CA            95006      P      SF
0028666675         PHILLIPS            5  RIVERS CREEK             JACKSON              MS            39211      P      SF
0028667202         EDWARDS             1658  8TH STREET            MANHATTAN B          CA            90266      P      SF
0028669257         CATHEY              301  7TH STREET             HUNTINGTON           CA            92648      P      3F
0028672152         MILLER              7730E PASARO DRIVE          SCOTTSDALE           AZ            85262      P      PU
0028673242         KELLY               3566  WINDGARDEN COVE       MEMPHIS              TN            38125      P      PU
0028674026         PORTER              3713  PEACHTREE ROAD        ATLANTA              GA            30319      P      SF
0028675346         PALMER              1078  COUNTY ROAD 129       GLENWOOD SP          CO            81601      S      SF
0028680098         GIORDANO            1100  BELLEWOOD COVE        COLLIERVILL          TN            38017      P      PU
0028680700         MILLER              7040  GLEN COVE LANE        STONE MOUNT          GA            30087      P      PU
0028681112         BLACKMON            100  WOODCREEK LANE         FAYETTEVILL          GA            30215      P      PU
0028682540         TRAPP               1534  SOPERA AVENUE         CORAL GABLE          FL            33134      P      SF
0028686152         ABELL               6707  WOODLAND CIRCLE       FORT SMITH           AR            72916      P      SF
0028686814         SISK                207  209 MASONIC AVE        SAN FRANCIS          CA            94118      P      2F
0028687861         ROBBINS             187  MCCURDY POINT R        PORT TOWNSE          WA            98368      P      SF
0028687994         HILL                24  DU PONT LANE            SUGAR LAND           TX            77479      P      PU
0028689479         KOSHY               13  MORNINGSTAR             DOVE CANYON          CA            92679      P      PU
0028689933         BASKEVITCH          11870  NORTH HICKORY T      ALPHARETTA           GA            30004      P      SF
0028690006         TRUITT              56  SYLVAN BAY              LINN CREEK           MO            65052      P      PU
0028690105         HALLER              114  RABBIT ROAD            CARBONDALE           CO            81623      P      PU
0028690188         DANIEL              307  MEADOW DRIVE           SUNNYVALE            TX            75182      P      PU
0028690220         HARRIS              1507  DIAMOND COURT         FRANKLIN             TN            37064      P      PU
0028690758         KEENE               25035  FOOTPATH LANE        LAGUNA NIGU          CA            92677      P      PU
0028693034         FARIVAR             4401  DEANWOOD DRIVE        WOODLAND HI          CA            91364      P      PU
0028695724         MONTIEL             1543  1545 STANLEY AV       LOS ANGELES          CA            90046      P      2F
0028696276         MULLINS             9025  TANAK LANE            AUSTIN               TX            78749      P      PU
0028696508         CRAINE              1942  ASPEN CIRCLE          SOUTH FORK           CO            81154      S      SF
0028697530         GRUBBS              1532  CULLASAJA CLUB        HIGHLANDS            NC            28741      P      PU
0028703387         REITER              601  VAN NESS AVENUE        SAN FRANCIS          CA            94123      P      CO
0028703650         CONNIFF             423  MAPLE STREET           MILL VALLEY          CA            94941      P      SF
0028703676         BELL                31962  VIA MONTURA          SAN JUAN CA          CA            92675      P      SF
0028703692         LEGGETT             14  CORTE CAPISTRAN         SAN RAFAEL           CA            94903      P      SF
0028703981         HOPE                15  HILTON TERRACE          NEWPORT NEW          VA            23601      P      SF
0028704286         RINGELSTEIN         14808  NORTH 110TH WAY      SCOTTSDALE           AZ            85259      P      PU
0028704906         LUKINS              304  ANCHOR LANE            OLD HICKORY          TN            37138      P      PU
0028705960         COOK                26914  HELMOND DRIVE        CALABASAS            CA            91301      P      SF
0028706364         GALLOWAY            168  KYLERS COURT           PENNGROVE            CA            94951      P      SF
0028706398         PHILLIPS            5420  EDINBOROUGH COU       CUMMING              GA            30040      P      PU
0028706570         SPRICK              1610  LINCOLN ST            FT. CALHOUN          NE            68023      P      SF
0028706612         RASMUSSEN           7045NEEARLWOOD ROAD         NEWBERG              OR            97132      P      SF
0028706844         ESTORGE             3335  FREEMAN ROAD          WALNUT CREE          CA            94595      P      SF
0028706893         FISCHER             8975  LLAMA LANE            WINDSOR              CO            80550      P      PU
0028708360         GAMBINA             86  CIRCLE COURT            MISSION VIE          CA            92692      P      PU
0028708451         JOHNSON             4863  HOEN AVENUE           SANTA ROSA           CA            95405      P      SF
0028709236         DISCAR JR           1272  CALPELLA COURT        CHULA VISTA          CA            91913      P      PU
0028709780         BARDIN              33  SEAVIEW AVENUE          MADISON              CT            06443      S      PU
0028710614         DOLESKI             412E PROSPECT AVENUE        LAKE BLUFF           IL            60044      P      SF
0028710994         SCOLA               43008  BATTERY POINT P      LEESBURG             VA            20176      P      PU
0028711828         DONATONI            16673  NORTH BOXCAR DR      FOUNTAIN HI          AZ            85268      S      SF
0028712222         BENNETT             2232  SOUTH DALLAS ST       DENVER               CO            80231      P      SF
0028712677         HUNTINGTON          8102  INSPIRATION DRI       RANCHO               CA            91701      P      SF
0028712990         BOLSTAD             1917  LASATA DRIVE          FRANKLIN             TN            37067      P      SF
0028713071         PETRASH             2500  OLD TRAIL ROAD        AVON                 CO            81620      P      PU
0028713097         FANT                1742  GRAEME DRIVE          COLUMBIA             SC            29206      P      SF
0028713543         JOHANNES            3336  OPAL LN               SUPERIOR             CO            80027      P      PU
0028713568         SEEHOLZER           14002  RICHTER FARM RO      BOYDS                MD            20841      P      PU
0028713881         WOODMAN             8033W VIA MONTOYA DRI       PEORIA               AZ            85382      P      PU
0028714418         NEVILLE-LAZALDE     13  CALLE CARMELITA         SAN CLEMENT          CA            92673      P      PU
0028714574         TISDALE             19610  WILDWOOD DRIVE       WEST LINN            OR            97068      P      SF
0028717247         HILL                7009  LAKESHORE DRIVE       DALLAS               TX            75214      P      SF
0028717932         BUTERA              292  CANDLER STREET         ATLANTA              GA            30307      P      SF
0028718443         CHOYNAKE            608N  MANSFIELD AVEN        LOS ANGELES          CA            90036      P      SF
0028718526         JAFFE               16  ASTER LANE              FALMOUTH             ME            04105      P      SF
0028719136         WELSH               2974  EAST MORGAN DRI       SALT LAKE C          UT            84124      P      SF
0028719367         PORTER              4508  SPRINGHILL ESTA       PARKER               TX            75002      P      PU
0028719508         KAO                 3950  MERIDIAN POINT        LAS VEGAS            NV            89147      S      PU
0028719797         GILCHRIST           2794W ROCKBRIDGE CIRC       HIGHLANDS R          CO            80126      P      PU
0028719813         WANG                14311  GATE DANCER LAN      BOYDS                MD            20841      P      PU
0028720308         BONNEVILLE          7076SWDUNDEE CT             PORT ORCHAR          WA            98367      P      PU
0028720381         CARRIGAN            22109  NORTHEAST 27TH       REDMOND              WA            98053      P      PU
0028721520         RAPP                940  TIVERTON LANE          ALPHARETTA           GA            30022      P      PU
0028721538         DINKMEYER           220  TIMBERLEAF DRIV        DOUBLE OAK           TX            75067      P      SF
0028721546         WILSON              910  KENSINGTON WAY         BOWLING GRE          KY            42103      P      SF
0028721827         KINZER              814  N KENILWORTH AV        OAK PARK             IL            60302      P      SF
0028721884         CHEVRAY             2615  WEST BAINBRIDGE       PEARLAND             TX            77584      P      PU
0028721991         GUZMAN              2517  HIGHCLIFF DRIVE       TORRANCE             CA            90505      P      SF
0028722064         LEACH               3119  STONEY MIST DRI       SUGAR LAND           TX            77479      P      PU
0028722114         WAGNER              7139  BELL MANOR COVE       GERMANTOWN           TN            38138      P      PU
0028722312         DEBS                360  SAN LEANDRO WAY        SAN FRANCIS          CA            94127      P      PU
0028722411         LEW                 20786  JUNIPER AVENUE       YORBA LINDA          CA            92886      P      SF
0028723252         BAUGHMAN            5826  PALO PINTO AVEN       DALLAS               TX            75206      P      SF
0028724078         DEROOS              155  OAKHURST LEAF D        ALPHARETTA           GA            30004      P      PU
0028725059         HARBISON            345  HIGHLAND LANE          BRYN MAWR            PA            19010      P      SF
0028725398         DAVISON             7314  JUNCUS COURT          SAN DIEGO            CA            92129      P      SF
0028725505         DEARDORFF           25067  LEWIS AND CLARK      HIDDEN HILL          CA            91302      P      PU
0028726073         WIGGINS             8  PELICAN POINTE           SAVANNAH             TN            38372      S      SF
0028726081         DEWEN               1024  SOUTH CORONA ST       DENVER               CO            80209      P      SF
0028726206         HOOD                35  CALLE CAMARON           SAN CLEMENT          CA            92673      P      PU
0028726479         RILEY               4026  EAST 19TH AVENU       DENVER               CO            80220      P      SF
0028727170         GONSALVES           130  HOLLIDAY DRIVE         HOLLISTER            CA            95023      P      SF
0028727246         LA PLACA            24212  PUERTA DE LUZ        MISSION VIE          CA            92691      P      SF
0028729655         STRAKA              6902  BRIDGE POINTE B       PROSPECT             KY            40059      P      SF
0028730703         CHERNE              10908  SYCAMORE DRIVE       CUPERTINO            CA            95014      P      SF
0028731206         GUTIERREZ           1301  TRAVER COURT          CHULA VISTA          CA            91913      P      PU
0028731339         FLIPPIN             2132  NORTH TROY STRE       ARLINGTON            VA            22201      P      SF
0028732055         DENTON              374  15TH AVENUE            SAN FRANCIS          CA            94118      P      SF
0028732550         CONNELL             9191  OTTO STREET           DOWNEY               CA            90240      P      SF
0028733673         SWEITZER            6216  HILLSBORO ROAD        NASHVILLE            TN            37215      P      SF
0028734143         PAUL                3491  BUCKHEAD LOOP         ATLANTA              GA            30326      P      CO
0028734317         SCANNELL            9908  FRINGE TREE COU       LOUISVILLE           KY            40241      P      SF
0028734432         YOHANA              3767  FERNCROFT WAY         DUBLIN               CA            94568      P      PU
0028735249         ORTON               3327  156TH PLACE SOU       MILL CREEK           WA            98012      P      SF
0028735785         HILLIARD            310  JAMERSON FARM C        COLLIERVILL          TN            38017      P      SF
0028739357         MATTICE             501  HERONDO STREET         HERMOSA BEA          CA            90254      P      CO
0028739498         MONTGOMERY          4628  PALOMINO WAY          ANTIOCH              CA            94509      P      SF
0028739514         LABRIE              88  LA ESCALERA             SAN ANTONIO          TX            78261      P      PU
0028739522         PARKS               3521  EBEN WAY              STILLWATER           MN            55082      P      SF
0028739548         BOURN               1305  HUNTERS CREEK R       EDMOND               OK            73003      P      PU
0028742443         CHANG               756  ROCKING HORSE R        WALNUT               CA            91789      P      SF
0028742534         GALLOWAY            605  SMITH ROAD             KNOXVILLE            TN            37922      P      SF
0028743359         GAINES              2555E PENHURST PLACE        HIGHLANDS R          CO            80126      P      PU
0028743425         HARRAH              535  RICHMOND STREET        EL SEGUNDO           CA            90245      S      SF
0028744613         KEYFER              9525  HUNTCLIFF TRACE       ATLANTA              GA            30350      P      PU
0028745891         COLLINS             2059  JOSE AVENUE           SANTA CRUZ           CA            95062      P      SF
0028748283         HODGE               7260  27TH AVENUE NE        SEATTLE              WA            98115      P      SF
0028749307         LEECH               7721  RAMPART WAY           LITTLETON            CO            80125      P      SF
0028750156         MCBRIDE             108  WATER MILL ROAD        GREER                SC            29650      P      PU
0028750503         HURNI               12008  WILLINGDON ROAD      HUNTERSVILL          NC            28078      P      PU
0028750545         KRICHMAN            2728  13TH STREET           SACRAMENTO           CA            95818      P      SF
0028751121         BARKER              3921E WYNWOOD CIRCLE        HIGHLANDS R          CO            80126      P      PU
0028751725         PICKERING-PULFE     2123  38TH AVENUE EAS       SEATTLE              WA            98112      P      SF
0028751907         BRODZINSKI          1410  228TH COURT NE        SAMMAMISH            WA            98053      P      PU
0028752418         WIEBER              2606  AVALON DRIVE          LEWISVILLE           TX            75056      P      PU
0028752814         SWANSON             25602  CIELO COURT          SANTA CLARI          CA            91355      P      PU
0028753283         ALI                 13637  WATERSWATCH COU      MIDLOTHIAN           VA            23113      P      SF
0028757094         CAMPISANO           204  LOGANBERRY COUR        LOUISVILLE           KY            40207      P      SF
0028757607         VAN COUTREN         7607  AUGUSTINE WAY         GAITHERSBUR          MD            20879      P      PU
0028758324         MILLER              6375  CAMINITO DEL CE       SAN DIEGO            CA            92111      P      CO
0028759769         SALTER              9669  JOURDAN WAY           DALLAS               TX            75230      P      SF
0028760866         TAYLOR              37  CUTTER CIRCLE           BLUFFTON             SC            29910      S      PU
0028761211         WARD                5274  PEPPERMILL LANE       ABILENE              TX            79606      P      SF
0028761690         KHORASHADI          601  CLAYTON AVENUE         EL CERRITO           CA            94530      P      SF
0028761864         GILBERT             4914  BRIDGE CREEK LA       KATY                 TX            77494      P      PU
0028761963         DELLINGER           4918  CEDAR STREET          BELLAIRE             TX            77401      P      SF
0028762433         NWABUEZE            20300  WYNFREED LANE        NORTHRIDGE           CA            91326      P      PU
0028762995         SCHOORS             2029  MAGPIE COURT          THOUSAND OA          CA            91320      P      PU
0028765642         GONZALEZ MD         6316  6TH STREET            LOS ANGELES          CA            90048      I      2F
0028766863         POWIS               2692  SOUTH NELSON CO       LAKEWOOD             CO            80227      P      PU
0028770345         CIEZ                18207  SUNSET WAY           EDMONDS              WA            98026      P      SF
0028771087         MUDGETT             12220  CANTURA STREET       STUDIO CITY          CA            91604      P      SF
0028771400         SCOTT               621  EAST 18TH STREE        HOUSTON              TX            77008      S      SF
0028772044         MCLEOD              3211  COYOTE HILLS CO       CASTLE ROCK          CO            80104      P      PU
0028773034         GRIESER             42806  SONGBIRD COURT       ASHBURN              VA            20148      P      PU
0028783058         COOPER              2260  COSTLEY MILL RO       CONYERS              GA            30013      P      SF
0028784197         DAVIS               181  MIRAMONTE DRIVE        MORAGA               CA            94556      P      PU
0028788016         METCALFE            27011  EASTVALE ROAD        PALOS VERDE          CA            90274      P      SF
0028788818         ERZINGER            2626  PEMBERTON DRIVE       HOUSTON              TX            77005      P      SF
0028788909         CASILLAS            20  WESTERLEIGH             SAN ANTONIO          TX            78218      P      PU
0028788917         BASTOS              22  ARBORSIDE WAY           MISSION VIE          CA            92692      P      PU
0028789931         KOTARA, JR.         1363  TUSCUMBIA ROAD        COLLIERVILL          TN            38017      P      PU
0028793479         HIGHTOWER           2518  SIR TURQUIN LAN       LEWISVILLE           TX            75056      P      PU
0028794790         LEEDY               1320  CAMERON ROAD          ELK                  CA            95432      P      SF
0028795730         MCARTHUR            6727  ROSEWOOD STREET       ANNANDALE            VA            22003      P      SF
0028796308         GREENBERGER         4241  GRANDVIEW AVENU       MEMPHIS              TN            38117      P      SF
0028800001         ARRINGTON           4013  WALNUT CLAY DRI       AUSTIN               TX            78731      P      SF
0028800639         MCELROY             5708  CONTINENTAL DRI       EDINA                MN            55436      P      SF
0028804508         LUTTRELL            19917SWINGLIS DRIVE         BEAVERTON            OR            97007      P      PU
0028806206         WHITLOCK            1610  LANCELOT AVENUE       HIGHLAND PA          IL            60035      P      SF
0028807527         KIM                 4371  CHIMNEY HILL DR       DOUGLASVILL          GA            30135      P      PU
0028808491         CLARK               225  RANCHO RIO AVEN        BEN LOMOND           CA            95005      P      SF
0028809382         TROLL               48  MEADOWBROOK ROA         SHORT HILLS          NJ            07078      P      SF
0028811255         SANTELLI            8333  SPRINGRIDGE ROA       BAINBRIDGE           WA            98110      P      SF
0028811271         OVERLIE             5006  COUNTY ROAD 143       LUBBOCK              TX            79407      P      SF
0028811685         ADDINGTON           48  TOPPING  LANE           EUREKA               MO            63025      P      PU
0028815181         PRITCHETT           5229  TENNINGTON PARK       DALLAS               TX            75287      P      PU
0028815629         HAMNER,III          710  ARBOR DRIVE            LAKEMONT             GA            30552      S      PU
0028817138         BOREN               42822  SONGBIRD COURT       ASHBURN              VA            20148      P      PU
0028819712         VAN DEN HANDEL      801  PAXTON VILLA CO        NOVATO               CA            94947      P      SF
0028823151         LAVORANDO           108  BELVEDERE TERRA        SANTA CRUZ           CA            95062      P      SF
0028823771         MURPHY              7945  QUEBEC COURT          CINCINNATI           OH            45241      P      PU
0028825826         COLE                1104  GRAFTON DRIVE         FRANKLIN             TN            37069      P      PU
0028825917         YOUNG               3495  CARRICK CIRCLE        SNELLVILLE           GA            30058      P      SF
0028829976         HAUBURSIN           5951  CAPE CORAL DRIV       AUSTIN               TX            78746      P      SF
0028839041         TONEY               3550  CARPENTERS CREE       CINCINNATI           OH            45241      P      PU
0028839249         WYNNE               24400  MOUNTAIN CHARLI      LOS GATOS            CA            95030      P      SF
0028841898         GUAY                52  AUBURNDALE ROAD         MARBLEHEAD           MA            01945      P      SF
0028843928         TERESI              1751  MERIDIAN AVENUE       SAN JOSE             CA            95125      P      SF
0028844249         NAUGHTON            615N WALNUT STREET          WEST CHESTE          PA            18380      P      SF
0028846301         REYNOLDS, SR.       2051  PARKS MILL DRIV       GREENSBORO           GA            30642      P      SF
0028859502         BINDEMAN            11750  LAKE SHORE PLAC      NORTH PALM           FL            33408      S      SF
6000223559         SQUILLANTE          4  ANNA COURT               STONY  POIN          NY            10980      P      SF
6001948691         CROSSFIELD          615  SANTA FLORITA A        MILLBRAE             CA            94030      P      SF
6003256267         BARNARD, M.D.       1101  ALTA MESA ROAD        MONTEREY             CA            93940      P      SF
6004166481         ANDINO JR.          120  REGINA DR              STERLING             VA            20165      P      PU
6004510159         FLEIGE              12771  SUNDANCE LANE        SALINAS              CA            93908      P      SF
6013057499         POLAD               18465  BERRY ROAD           RIVERSIDE            CA            92508      P      SF
6014870288         KO                  142  CASTRO LANE            FREMONT              CA            94539      P      SF
6015574319         TEARE               28  STARFLOWER TERR         SAN RAMON            CA            94583      P      PU
6017363802         NG                  2739  38TH AVE              SAN FRANCIS          CA            94116      P      SF
6018597259         ORSELLI             42001E BUCKHORN COVE R      LITTLE RIVE          CA            95456      P      SF
6018717063         FURBER 111          2  CONSTITUTION CT          HOBOKEN              NJ            07030      P      CO
6023421107         O'NEIL              15  CATALINA CT             MANHATTAN B          CA            90266      P      PU
6023975847         RILEY               3973  SHADOW LOCH DR        SUWANEE              GA            30024      P      PU
6026360492         WESTON              214N LUCIA AVE              REDONDO BEA          CA            90277      P      CO
6028107404         GONZALEZ            4779  COLLINS AVE           MIAMI BEACH          FL            33140      P      CH
6031697524         DARMANCEV           15  BRIDLE PATH             NORTHAMPTON          PA            18966      P      PU
6036150271         ALDERMAN            1662  OAK ISLAND DR         CHARLESTON           SC            29412      P      SF
6042914462         PLESSER             2503  FARMERS AVE           BELLMORE             NY            11710      P      SF
6043126926         MADDOX              4049  OXFORD GLEN DR        FRANKLIN AR          TN            37067      P      PU
6043455358         BURNS               20  CELESTIAL WAY           PEPPERELL            MA            01463      P      SF
6044375027         SHEUNG              328  CHESTERTON AVE         BELMONT              CA            94002      P      SF
6045283683         MERRELL             6  BAYBERRY LANE            WILMINGTON           NC            28411      S      PU
6047594392         SCOTT               315  FOREST DR              COEUR D'ALE          ID            83814      P      SF
6051833157         CLARK               2250  MONACO DR             OXNARD               CA            93035      P      SF
6052381800         BOOTH               24901  AVENIDA AVALON       LAGUNA HILL          CA            92653      P      SF
6061027840         HUSSEY              2  CYPRESS CIRCLE           HINGHAM              MA            02043      P      SF
6068923777         MYERS               2703  WINDWARD BLVD         CHAMPAIGN            IL            61821      P      SF
6070850273         VAN WYK             665  AUBURN WAY             MORGAN HILL          CA            95037      P      PU
6072269555         KASYANOV            1742  LAFAYETTE DR          WARWICK TOW          PA            18929      P      SF
6075954161         KAVESKY             709  VERA AVE               REDWOOD CIT          CA            94061      P      SF
6076068417         TRAN                2848  DENNYWOOD CT          SAN JOSE             CA            95148      P      SF
6076500930         MATHISON            1123  CIMA LINDA LANE       SANTA BARBA          CA            93108      P      SF
6087819881         COBEY               1513N JEFFERSON STREE       ARLINGTON            VA            22205      P      PU
6095253560         WEBB                773  QUAIL RUN CIRCL        TRACY                CA            95377      P      SF
6098369090         COWART              43060  GALLEGOS AVE         FREMONT              CA            94539      P      SF
6099265438         STUMPO              545  HAMMOND ST             NEWTON               MA            02459      P      SF
6100643532         DWYER               4602W LAKE HARRIET PK       MINNEAPOLIS          MN            55410      P      SF
6102083596         LUI                 820  JUNIPERO SERRA         SAN FRANCIS          CA            94127      P      SF
6103667512         MALTA               10  OLENA DR                JACKSON              NJ            08527      P      SF
6106415257         COLLIARD            13  WATERSIDE CIRC          SAN RAFAEL           CA            94903      S      PU
6106870493         WOOLLEY             2601  VIA CAMPESINA         PALOS VERDE          CA            90274      P      SF
6111349525         KAGEL, JR           130  HEMLOCK AVE            CARLSBAD             CA            92008      P      3F
6112656746         ROBBINS             194  SENTINEL PLACE         MARIETTA             GA            30067      P      SF
6116482016         KIEHL               12168  KIRKBROOK DR         SARATOGA             CA            95070      P      SF
6117904810         MANGRUM             134  HENLOPEN AVE           REHOBOTH BE          DE            19971      S      SF
6122088351         HUYNH               11359  POLARIS DR           SAN DIEGO            CA            92126      P      SF
6125493327         JOSEPH              5337  ROSALIND AVE          EL CERRITO           CA            94530      P      SF
6128239362         CLOUD               7934N WELLINGTON COUR       HOUSTON              TX            77055      P      PU
6136612303         HOPPENSTEIN         200E 61ST ST                NEW YORK             NY            10021      P      CH
6137526296         PEREZ               2058  SIMON AVE             SAN JOSE             CA            95122      P      SF
6138290587         KASS                16383  AZTEC RIDGE DR       LOS GATOS A          CA            95030      P      SF
6138673659         LEUNG               5625  STARDUST RD           LA CANADA/F          CA            91011      P      SF
6142129250         ANDONIAN            10843  SE LAKE ROAD         BELLEVUE             WA            98004      P      SF
6143343223         GASKILL             3110  ALICE DR              BLACKSBURG           VA            24060      P      SF
6144736862         DORFMAN             201  CRANDON BLVD           KEY BISCAYN          FL            33149      P      CH
6145432750         PHARR               7200  CHERRY BLUFF DR       DUNWOODY             GA            30338      P      SF
6146909848         FISHER              5241  BUENA MESA CT         CAMARILLO            CA            93012      P      PU
6148517631         BALL                6403  RENWICK CIRCLE        TAMPA                FL            33647      P      PU
6149897743         LANE                24312  BARBADOS DR          DANA POINT           CA            92629      P      SF
6150336854         ROSADO MARTINEZ     85N SALLY ST                HOLLISTER            CA            95023      P      SF
6153674251         YANG                7933  DRY CREEK DR          DUBLIN               CA            94568      P      PU
6156181445         COHEN               2500  PANORAMA TERRAC       LOS ANGELES          CA            90039      P      SF
6158287703         MEINDL              1652  WANTAGH AVE           WANTAGH              NY            11793      P      SF
6161275240         RHODES, III         59 B  RODGERS ST            SAN FRANCIS          CA            94103      P      CO
6163443218         SIU                 3034  FAIR AVE              SAN FRANCIS          CA            94110      P      3F
6167056750         OLSON               7  HOLSTEIN RD              MANSFIELD            MA            02048      P      SF
6167246922         LINDLEY             12207  WINDSOR HALL WA      HERNDON              VA            20170      P      PU
6168253893         ABERNETHY           14476  TRAILWIND ROAD       POWAY                CA            92064      P      SF
6168766647         HARRIS              652  DUNCAN ST              SAN FRANCIS          CA            94131      P      SF
6172552595         TRUONG              3022  PINE ST               SAN FRANCIS          CA            94115      I      SF
6179839607         ZAPPACOSTA          7708  HERMOSA ST            VENTURA              CA            93004      P      SF
6180108570         PLOCH               1660  POE AVE.              SULLIVANS I          SC            29482      P      SF
6182726700         DUFFY               6330  MOUNTAIN BROOK        ATLANTA              GA            30328      P      SF
6184403431         SATER               10554  LAURISTON AVE        LOS ANGELES          CA            90064      P      SF
6186146418         ARIAS               1115  ASTORIA LANE          PEACHTREE C          GA            30269      P      PU
6188395815         ELLIS               2326  WINNETKA RD           NORTHFIELD           IL            60093      P      SF
6194096233         MORGAN              6540  MANET COURT           WOODBRIDGE           VA            22193      P      SF
6195224321         SHILSTONE           1207  SHAFTER AVE           PACIFIC GRO          CA            93950      P      SF
6197457531         PERKINS             16  HANNAH'S WAY CT         SUGAR LAND           TX            77479      P      PU
6198241009         WATERS              64  PATRICK WAY             HALF MOON B          CA            94019      P      PU
6198764331         O'LEARY             2880  LAKE RIDGE SHOR       RENO                 NV            89509      P      PU
6199037166         GEIST               1374  BLACK RIVER DR        MT. PLEASAN          SC            29464      P      PU
6200596754         BURDETTE            4  KEYSTONE CIRCLE          ABBEVILLE            SC            29620      P      SF
6207874980         MCCONNELL           8  SUTTER CT                TIBURON              CA            94920      P      SF
6210413388         SCHRIER             851  SUNNY CHAPEL RD        ODENTON              MD            21113      P      SF
6210935976         SEDLAK              409  EAST STREET NE         VIENNA               VA            22180      P      PU
6214553015         ZIMMERMAN           6477  OAKWOOD DR            OAKLAND              CA            94611      P      SF
6219681035         KANTER              931  25TH STREET NW         WASHINGTON           DC            20037      P      2F
6221032904         SEABOURNE           9616  DEER TRACK COUR       BRENTWOOD A          TN            37027      P      PU
6221180026         ADAIR               937  TALBOT AVE             ALBANY               CA            94706      P      SF
6223120681         FAWCETT             2627  KIT FOX CT            FORT COLLIN          CO            80526      P      PU
6223442903         ROSS                9520  ROYAL LAMB DR         LAS VEGAS            NV            89145      P      PU
6227162119         STEFANOU            10  PARK PLACE LANE         MASSAPEQUA           NY            11758      P      SF
6228540792         GURNEY              246  HIGH POINT VILL        KINGSTON             TN            37763      P      PU
6230592369         NERI                12  OCEAN PINES LAN         PEBBLE BEAC          CA            93953      S      CO
6230681923         FLORES              39  AVANZARE                IRVINE               CA            92606      P      PU
6232489184         AARON               15016  NE 12TH ST           BELLEVUE             WA            98007      P      SF
6239179184         CHARNESKE, JR.      205  KAZIMOUR DR            BARRINGTON           IL            60010      P      CO
6243993463         WANG                216  EAGLE POINTE DR        COLUMBIA             SC            29229      P      PU
6244759665         KARAM               31131  HOLLY DR             LAGUNA BEAC          CA            92651      P      SF
6249169340         JONES               21509  BROADWELL AVE        TORRANCE AR          CA            90502      P      SF
6250800916         CLEVENGER           12  EXETER FALLS DR         EXETER               NH            03833      P      SF
6251283872         KOS                 14028  CABELL AVE           BELLFLOWER           CA            90706      P      SF
6253221888         FIGG                13995  DAVOS DR             TRUCKEE              CA            96161      P      PU
6253783382         MODY                152  LUND AVE               EDISON               NJ            08820      P      SF
6255412816         WARD                1140  LAUREL ST             MENLO PARK           CA            94025      I      4F
6256134443         BROWN               3524  DARWIN ROAD           DURHAM               NC            27707      P      SF
6256286599         DOUGLAS             750  OCEAN ROYALE WA        JUNO BEACH           FL            33408      P      CH
6258094116         KANG                30147  AVENIDA TRANQUI      RANCHO PALO          CA            90275      P      SF
6263309962         OKAMOTO             3  CALLE CABRILLO           FOOTHILL RA          CA            92610      P      PU
6263485176         ZACUNE              3292  GEORGETOWN BLUF       MARIETTA             GA            30066      P      PU
6264051506         HARVEY              1319  KEONCREST AVE         SAN JOSE             CA            95110      P      SF
6272656015         MATHER              2202  VENTIA                TUSTIN               CA            92782      P      PU
6272818425         PARGMAN             612  SYCAMORE RIDGE         DECATUR              GA            30030      P      PU
6278254930         BURGESS             17555  CAMINITO DE LOS      RANCHO SANT          CA            92067      P      SF
6279112111         BIERNAT             47647  WOODBERRY            MACOMB TOWN          MI            48044      P      CO
6280926459         SZE                 7515  85TH AVENUE SE        MERCER ISLA          WA            98040      P      SF
6282100715         HARRIS              531  INDIAN HOME RD         DANVILLE             CA            94526      P      SF
6287221425         BERN                9115  PARLIAMENT DR         BURKE                VA            22015      P      PU
6288820647         DYGEAN              4008  VIA NIVEL             PALOS VERDE          CA            90274      P      SF
6290097184         ENGSTROM            1144  OAKHURST DR           BROOMFIELD           CO            80020      P      SF
6291721865         ABIED               74  MICHAEL LOOP            STATEN ISLA          NY            10301      P      PU
6291965405         SMITH JR.           2209  LOOSCAN               HOUSTON              TX            77019      P      PU
6295390725         FERRARESE           133  CRANE DR               SAN ANSELMO          CA            94960      P      SF
6296216705         SCHRIMPER           2008  JOLENE DR             ROCKY MOUNT          NC            27803      P      SF
6302334757         WU                  121  WALNUT HILL ROA        NEWTON               MA            02461      P      SF
6303395179         HARDGRAVE           5153  COLONY DR             CAMARILLO            CA            93012      P      PU
6304790667         MILOJICIC           3989  LA DONNA AVE          PALO ALTO            CA            94306      P      SF
6305054162         DAHLSTROM           648  SWALLOW DR             LIVERMORE            CA            94550      P      SF
6306537975         WHITE               5931  CHARLESTOWN DR        DALLAS               TX            75230      P      SF
6307342532         SESS                4357  CONEJO DR             DANVILLE             CA            94506      I      PU
6310873101         MITCHELL            21W SPRING ST               ALEXANDRIA           VA            22301      P      SF
6311431149         EDWARDS             49  ALSACE CT               LITTLE ROCK          AR            72211      P      SF
6320338855         LATSKO              1644N LOS ALAMOS            MESA                 AZ            85213      P      PU
6322945384         SHETTI              945  SUTTER AVE             SUNNYVALE            CA            94086      P      SF
6323443660         CHEW                4337  JESSICA CIRCLE        FREMONT              CA            94555      P      SF
6323828696         BRIBIESCA           10536  LA MORADA DR         SAN DIEGO            CA            92124      P      PU
6324665139         BOSTROM             2022  HUNTINGTON LANE       REDONDO BEA          CA            90278      P      CO
6324757084         ST. GEME            1320  HERITAGE WAY          GILROY               CA            95020      P      SF
6327566680         DAVIS, JR.          5028  HORSESHOE TRAIL       DALLAS               TX            75208      P      SF
6328482432         KITCHEL             454  ARCA DR                LA SELVA BE          CA            95076      P      PU
6328874760         PICKETT             4607E EL RITO DR            ORANGE               CA            92867      P      PU
6330019750         AFRICA JR.          631  MORSE AVE              SUNNYVALE            CA            94086      P      SF
6336636615         HANNAN              605  WASHINGTON ST          EL SEGUNDO           CA            90245      P      SF
6337832031         HAUSER              11602  HAVENNER CT          FAIRFAX STA          VA            22039      P      PU
6338177279         WALKER              6450  SHEARWATER CT         AVILA BEACH          CA            93424      P      PU
6338277376         LYNCH               4372  ROMA BLVD             JACKSONVILL          FL            32210      P      SF
6341989025         CRAFT               2106  STATUTE LANE          VIENNA               VA            22181      P      PU
6345337106         ROBINSON IV         7100  HILLCREST DR          MODESTO              CA            95356      P      SF
6346587972         CLARK               341  LAKEVIEW AVE           LONG BEACH           CA            90803      P      SF
6347935980         COVERT              1236  ALGONQUIN RD          CROWNSVILLE          MD            21032      P      PU
6350259245         PARKER              2017  COCKRELL RUN NW       KENNESAW             GA            30152      P      PU
6350336399         HUFFMAN             8291  HIGHWOOD PATH         MILLERSVILL          MD            21108      P      SF
6351027518         BEROZA              3124  SOUTH CT              PALO ALTO            CA            94306      P      SF
6351920829         HAMEL               867  OCEAN BLVD             HAMPTON              NH            03842      P      SF
6353807081         PASCUCCI            7729  CREEKSIDE DRIVE       PLEASANTON           CA            94588      P      PU
6359905608         KELIIAA             8 435  PONO ST              AIEA                 HI            96701      P      SF
6363317014         CHIANG              2219  CANYON CLIFF CT       SAN JOSE             CA            95138      P      SF
6364239589         PADILLA             430  WYANDOTTE AVE          DALY CITY            CA            94014      P      SF
6364515897         CRUS                1276  ALLYN AVE             ST. HELENA           CA            94574      I      SF
6364857893         MAYNARD             2371  FAIRHAVEN DR          HOLLISTER            CA            95023      P      SF
6365461315         NIVENS              4213  TURTLE CROSSING       NICEVILLE            FL            32578      P      PU
6366966916         FISCHER             213  215 RANDALL ST         SAN FRANCIS          CA            94131      P      2F
6370166313         MARTINEZ            129  CLAY AVE               SOUTH SAN F          CA            94080      P      SF
6371076065         HEIGHTEN            3501  POTOMAC AVE           DALLAS               TX            75205      P      SF
6371670206         AGRAMONTE JR.       101  SHELL DR               WATSONVILLE          CA            95076      S      CO
6381424834         SUTTON              142  JUNGLE ROAD            EDISTO BEAC          SC            29438      S      SF
6381723433         DALE                3851W ALLUVIAL AVE          FRESNO               CA            93711      P      SF
6383016943         AMSTEIN             2120  W LAKE SAMMAMIS       REDMOND              WA            98052      P      SF
6383653141         KATZKI              322  BYXBEE ST              SAN FRANCIS          CA            94132      P      SF
6385566622         ROCHA               1951  CABERNET WAY          SALINAS              CA            93906      P      SF
6388054329         GOLDSTEIN           626  CHURCH AVE             WOODMERE             NY            11598      P      SF
6390604814         KATIS               478  480 41ST ST            OAKLAND              CA            94609      P      2F
6394381245         WALDIE              6712  BOB O LINK DR         DALLAS               TX            75214      P      SF
6394671058         MUKAI               19  PASATIEMPO DR           SANTA CRUZ           CA            95060      P      PU
6395163907         NORRIS              228  ARTIST ROAD            SANTA FE             NM            87501      P      SF
6399568846         BALESTRIERI         981  AUTUMN OAK CIRC        CONCORD              CA            94521      P      PU
6400072127         JADALLAH            1513  RALSTON AVE           BELMONT              CA            94002      P      SF
6403294009         KELLUM              302  PRINZ DRIVE            SAN ANTONIO          TX            78213      P      SF
6404687201         SURYADI             2601  OAKMONT DR            SAN BRUNO            CA            94066      P      SF
6407975645         THIEME              92   WATERPOINTE            DAWSONVILLE          GA            30534      P      SF
6410999715         SUND                180  TIMBERLEAF CT          DOUBLE OAK           TX            75077      P      SF
6411539445         SOFOS               362  WOLF RUN CT            RENO                 NV            89511      P      SF
6414160066         DAVIS               4408  LELAND ST             CHEVY CHASE          MD            20815      P      SF
6414736261         MEHLMAN             949  NORTHFIELD ROAD        WOODMERE             NY            11598      P      SF
6415294005         VAYNER              45  RADCLIFFE DR            NORTHAMPTON          PA            18966      P      PU
6422564028         MUNIZ               321S IDAHO ST               LA HABRA             CA            90631      P      4F
6423179438         RODRIQUEZ           1516  166TH AVE             SAN LEANDRO          CA            94578      P      4F
6428437476         SAVAGE              1344NWPINON CT              CAMAS                WA            98607      P      PU
6429200964         MACLEAN             145  BROOK ST               SAN CARLOS           CA            94070      P      SF
6429630319         DUDLEY              2661  BEACH ROAD            WATSONVILLE          CA            95076      S      CO
6430204047         MAIN                1445  LEMON AVE             BRADBURY             CA            91010      P      SF
6435811861         ANDERSON            3212  DONLEY ST             SAN DIEGO            CA            92117      P      SF
6439811438         SOLOMON             3850  ALEX CT               THOUSAND OA          CA            91320      P      CO
6445023937         CUNNINGHAM          402  SKYHILL ROAD           ALEXANDRIA           VA            22314      P      SF
6448829348         VROOM               9528  LAGERSFIELD CIR       VIENNA               VA            22181      P      PU
6450010076         MODYLEVSKY          3111  OCEAN PKWY            BROOKLYN             NY            11235      P      CH
6452331728         GOETTEL             109  MEADOWSTONE CT         CARY                 NC            27513      P      PU
6454560498         LUNA                12284  ALDERGROVE ST        MOORPARK             CA            93021      P      PU
6455300464         DINH                5768  BLOSSOM AVE           SAN JOSE             CA            95123      P      SF
6459349988         GALONSKY, JR.       4524  BEACONSFIELD CT       WESTLAKE VI          CA            91361      P      PU
6462981645         FENNESSEY           146  RED BARN RD            HARTFORD (Q          VT            05059      S      SF
6463432663         MANCHI              551  GAIL AVE               SUNNYVALE            CA            94086      P      SF
6463466497         WONG                553  HIBISCUS DR            SOUTH SAN F          CA            94080      P      PU
6465911581         THALER              48  BURROUGHS ST            JAMAICA PLA          MA            02130      P      SF
6466543466         ROSENBLUM           66  OAK LANE                ROSLYN HEIG          NY            11577      P      SF
6470211571         MANOHARI            33863  JULIET CIRCLE        FREMONT              CA            94555      P      SF
6470928604         BARNES              4275N ITHICA LANE           PLYMOUTH             MN            55446      P      SF
6473285606         CARR                14500  FELBRIDGE WAY        MIDLOTHIAN           VA            23113      P      SF
6473792841         ORR                 2212  MASSACHUSETTS A       WASHINGTON           DC            20008      P      TH
6477636937         JOHIRO              1157  CAPRI DR              CAMPBELL             CA            95008      P      PU
6477742016         KING                711  FORT HILL ST           HINGHAM              MA            02043      P      2F
6478705459         WARN                69800  STELLAR DR           RANCHO MIRA          CA            92270      P      SF
6479140136         RINCON-VERACOCH     1573SW6 AVE                 BOCA RATON           FL            33486      P      PU
6488257681         SMITH               310  DRIFTWOOD ROAD         NEWPORT BEA          CA            92625      P      SF
6488279511         SHELDON             4232  BEVILACQUA CT         PLEASANTON           CA            94566      P      SF
6488353233         YATES               2018  MIDDLE CREEK RD       RIVERSIDE            CA            92506      P      SF
6490099485         YAP                 2902  LITTLE ROCK DR        SAN JOSE             CA            95133      P      SF
6491756554         HAL                 2900  MACBETH COURT         MODESTO              CA            95355      P      SF
6492659500         HODGE               6311  BOBS ROAD             MINERAL              VA            23117      S      SF
6492684979         DEANGELIS, JR.      1024  LEHIGH VALLEY C       DANVILLE             CA            94526      P      PU
6496804664         OBERHOFFER          1531  WINDWOOD CT           MARTINEZ             CA            94553      P      SF
6499520549         BROWNER             9905  JUNIPER HILL RD       ROCKVILLE            MD            20850      P      PU
6500735268         HIRSCHI             1750  CARMAN RIDGE CT       BALLWIN              MO            63021      P      PU
6501579608         ZEFF                2840W HAMPTON CIRCLE        DELRAY BEAC          FL            33445      P      PU
6504475036         JACOBS              6051N  OCEAN DRIVE          HOLLYWOOD            FL            33019      S      CH
6505639606         DOMENICHETTI        5  AMBERWOOD DR             SAVANNAH             GA            31405      P      PU
6506724670         DUBREE              352  ROCKWOOD DR            SOUTH SAN F          CA            94080      P      SF
6507765805         NATARAJAN           4329  EMBASSY PARK DR       WASHINGTON           DC            20016      P      PU
6507966155         MOFFAT              16235  205TH PLACE SE       RENTON               WA            98059      P      PU
6513051026         MATERAZO            4625  PERSIMMON DR          DUBLIN               CA            94568      P      PU
6513343183         MITTLEBERG          3  HORIZON DR               WAYNE                NJ            07470      P      SF
6514525630         HOHIMER             242SW193RD PL               NORMANDY PA          WA            98166      P      PU
6514591632         JACOBSON, SR.       215  WAYLAND ROAD           PARADISE             CA            95969      P      SF
6515304134         VEVERKA             6855SWCANYON DR             PORTLAND             OR            97225      P      SF
6516986749         CARDONA             8577  WONDERLAND AVE        LOS ANGELES          CA            90046      P      SF
6522052502         ONG                 2040  EDGEGATE DR           SAN JOSE             CA            95122      P      SF
6522543294         ROSVOLD             1511  SKYLINE DRIVE         WENATCHEE            WA            98801      P      SF
6522944823         SALE                1501  CENTER AVE            MARTINEZ             CA            94553      P      SF
6526536955         BROWN               505  D ST                   PETALUMA             CA            94952      P      SF
6532749923         COHEN               3016  CORMIER DR            BAKERSFIELD          CA            93311      P      SF
6548209334         HOLLAND             5  CAPTAIN'S POINT          GREENSBORO           NC            27455      P      PU
6550041252         TOM                 423  AVALON ST              SANTA CRUZ           CA            95060      P      SF
6552370790         JENSEN              2337  EWING ST              LOS ANGELES          CA            90039      P      SF
6552947860         SMITH               27  COUSINS RD              STAMFORD             CT            06903      P      SF
6554104932         BRADLEY             6932  SAYRE DR              OAKLAND              CA            94611      P      SF
6555855656         CUMMINS             2909  GARFIELD ST           WASHINGTON           DC            20008      P      TH
6558399272         HART                25339  KEATS LANE           STEVENSON R          CA            91381      P      PU
6561215101         NAUDE               1726  OSPREY DR             LOWER PROVI          PA            19403      P      PU
6567825689         HUDSON              630  SOUTH SHORE ROA        PRIEST RIVE          ID            83856      S      PU
6567841397         AMADOR              3103  SYCAMORE DR           SIMI VALLEY          CA            93065      P      SF
6574830342         TROTT               5543  106TH AVE NE          KIRKLAND             WA            98033      P      SF
6580758545         WENTZEL             17420N 45TH AVE             PLYMOUTH             MN            55446      P      SF
6582612476         JOFRE               1565  MCALLISTER ST         SAN FRANCIS          CA            94115      P      CO
6586862002         KAUFMAN             905  SAVERIEN DR            SACRAMENTO           CA            95864      P      SF
6587495117         KRAMER              908  STONEHILL LANE         LOS ANGELES          CA            90049      S      SF
6608823727         MADUZA              901  SUMMER HOLLY LA        ENCINITAS            CA            92024      P      SF
6611740710         LEFKOVITS           10724  WILSHIRE BLVD        LOS ANGELES          CA            90024      P      CH
6612536042         BIRGER              30  BROOK PATH              PLAINVIEW            NY            11803      P      SF
6617928186         LEE                 1661  LAUKAHI ST            HONOLULU             HI            96821      P      SF
6618739475         MARASCO             97  PRINCETON AVE           BRICK TWP.           NJ            08724      P      SF
6619089805         BUTLER              249  MASSACHUSETTS A        HARVARD              MA            01451      P      SF
6619734137         MANUEL              1542  PROSPERITY CT         SAN JOSE             CA            95131      P      SF
6622150354         JOHNSON             2017W MELROSE               CHICAGO              IL            60618      P      2F
6624001399         ROSS                2628  CHETWYND RD           SOMERVILLE           MA            02144      P      2F
6628989854         WINKLER             40  SAN MATEO RD            BERKELEY             CA            94707      P      SF
6634734385         BOCEK               8644  FAUNTLEROY PLAC       SEATTLE              WA            98136      P      SF
6641384257         DANIHELS            4205  ROMANY DRIVE          OXNARD               CA            93035      P      SF
6642660499         WOLF                5847  POTOMAC AVE           WASHINGTON           DC            20016      P      SF
6647241279         MIHARA              57  ERIN LANE               HALF MOON B          CA            94019      P      PU
6647675955         UDDIN               267  NEWKIRK AVE            BROOKLYN             NY            11230      P      2F
6682823205         CORNEJO             7926  WILCOX AVE            CUDAHY               CA            90201      P      3F
6690931073         WILSON              806  VIA CASITAS            LARKSPUR             CA            94904      P      CO
6705081492         REN                 5050  193RD ST              FRESH MEADO          NY            11365      P      SF
6705795208         PARVIZI             11740  WEST SUNSET BLV      LOS ANGELES          CA            90049      P      CO
6707729882         SHRIRAM             1001  CALIFORNIA ST         SAN FRANCIS          CA            94108      S      CH
6714291827         EISNER              187  BYRON ST               PALO ALTO            CA            94301      P      SF
6716271736         JOSHI               3310  CHERRY LANE           AUSTIN               TX            78703      P      SF
6720594180         MINER               13853SWBOXELDER ST          TIGARD               OR            97223      P      SF
6726886812         FRASIER EDGEMON     211  HART LANE              BEN LOMOND           CA            95005      P      SF
6729662939         MINTON              415  BELLE ISLE AVE         BELLEAIR BE          FL            33786      P      SF
6730030639         HEELEN              18  WEBSTER RD              MILTON               MA            02186      P      SF
6733451196         CRAIG               215  EMERALD RIDGE          SANTA ROSA           FL            32459      P      PU
6734924498         MOHAMMAD            4930  DEEP CREEK RD         FREMONT              CA            94555      P      SF
6738482667         PUNZO               24  ARCH AVE                FARMINGDALE          NY            11735      P      SF
6750639152         FRASIER             2403  BURGOS CT             CARLSBAD             CA            92009      P      SF
6752094240         WRIGHT              8100  MORNINGSIDE DRI       GRANITE BAY          CA            95746      P      PU
6758915794         FALLORINA           159  MORTON DR              DALY CITY            CA            94015      P      SF
6760996980         ROSE                7405  ROCKWAY AVE           EL CERRITO           CA            94530      P      SF
6761729588         KOLLMANN            536  BARCELONA DR           MILLBRAE             CA            94030      P      SF
6768458108         GORDON              3824  BEVERLY RIDGE D       LA(SHERMAN           CA            91423      P      SF
6775910471         HOLDERMAN           30157  16TH AVENUE SW       FEDERAL WAY          WA            98023      P      SF
6779674198         BUTTERWORTH         2423  PEBBLE BEACH DR       SAN JOSE             CA            95125      I      SF
6781452922         WALTON              4061  FIGARO CIRCLE         HUNTINGTON           CA            92649      P      SF
6785234367         TURCZYNSKI          510  WOODWARD AVE           RIDGEWOOD            NY            11385      P      4F
6786580677         KJOS                910  ANCHORAGE ROAD         TAMPA                FL            33602      P      PU
6793340933         LEWANDOWSKI         11813  BROOKWOOD AVE        LEAWOOD              KS            66211      P      SF
6797654925         NOONAN              561  NOD HILL RD            WILTON               CT            06897      P      SF
6798704265         LOPEZ               3930  LAGUNA AVE            OAKLAND              CA            94602      P      SF
6814439177         MELLAS              1628  BEAR LAKE RD          APOPKA               FL            32703      P      SF
6815037574         LINDBERG            1301  MANZANITA LANE        MANHATTAN B          CA            90266      P      PU
6815984270         AGUILAR             1836  BARDALE AVE           L.A.(SAN PE          CA            90731      P      SF
6818471200         JONES               385  LITTLEWORTH LAN        SEA CLIFF            NY            11579      P      SF
6821419725         IKE                 24881  PASEO VENDAVAL       LAKE FOREST          CA            92630      P      PU
6830551377         CLARKSON            232  LEDGEWOOD DR           HANOVER              MA            02339      P      SF
6830650898         PONTER              8375  ARTHURS CT            POMFRET              MD            20675      P      SF
6830886849         LINDSAY             9002  PALMETTO DRIVE        ISLE OF PAL          SC            29451      S      CH
6831156739         LAU                 40  PRINCETON RD            BROOKLINE            MA            02467      P      SF
6831438046         MCLAUGHLIN          4411  EASTWOOD CT           FAIRFAX              VA            22032      P      SF
6832699018         FOO                 274  JUDSON AVE             SAN FRANCIS          CA            94112      P      SF
6832732215         KENNEDY             18806  NE 157TH STREET      WOODINVILLE          WA            98072      P      PU
6838352760         BERGER              13412  HADDONFIELD LAN      DARNESTOWN           MD            20878      P      PU
6840770876         EMMONS              2625  WINDWARD WAY          STEAMBOAT S          CO            80477      S      PU
6841613109         DISMORE             2  BOHLANDER CT             READINGTON           NJ            08889      P      PU
6845051165         LOOMIS              835  VETERANS MEMORI        CARLISLE             IA            50047      P      SF
6846355151         ZURCHER             27  SUNRISE POINT           IRMO                 SC            29063      P      SF
6848347800         SHANGGUAN           4903  112TH STREET SE       EVERETT              WA            98208      P      PU
6852033569         KORETZ              19739  PLEASANT VIEW D      GROVELAND            CA            95321      S      PU
6852828752         GRETSAS             160  JUDSON RD              FAIRFIELD            CT            06430      P      SF
6853819396         WONG                97  ARDMORE RD              KENSINGTON           CA            94707      P      SF
6858227868         MENGSHOEL           708  HARROW LANE            FRANKLIN             TN            37069      P      PU
6861885546         KAY                 15  IVY GLEN                IRVINE               CA            92620      P      PU
6881323106         WEST                468  LAUREL AVE             HALF MOON B          CA            94019      S      CO
6883281104         ADAMS               2546W 232ND ST              TORRANCE             CA            90505      P      SF
6885077898         BLACKBURN           15055  EASTVALE ROAD        POWAY                CA            92064      P      SF
6892425965         PARK                4623  BENEVIDES AVE         OAKLAND              CA            94602      P      SF
6893068459         VEJVODA             919  JEFFERSON ST           UPLAND               CA            91784      P      SF
6898426330         MCCRACKEN           6414  238TH AVE NORTH       REDMOND              WA            98053      P      PU
6901591781         KATOUZI             2321  COFFMAN DR            TUSTIN               CA            92782      P      PU
6902572244         GIBBONS             1074  EL SOLYO HEIGHT       FELTON               CA            95018      P      SF
6906317968         KRAUSZ              1376  DUNLORA DR            CHARLOTTESV          VA            22901      P      PU
6912267942         GUTIERREZ           12  CHRISTIAN CT            BELMONT              CA            94002      P      SF
6915196726         SAGER               19  WAMBOLD LANE            PETALUMA             CA            94952      P      SF
6920643373         RASHLEIGH           18  LIBERTY CREEK D         SAVANNAH             GA            31406      P      PU
6922692956         WIEST               6122  SADDLECREEK TRA       PARKER               CO            80134      P      PU
6930002081         RYAN                990  LAMONT AVE             STATEN ISLA          NY            10312      P      2F
6935663507         NILSEN              7  SYCAMORE CT              RAMSEY               NJ            07446      P      SF
6936109302         GUREVITCH           6703  EXETER ST             FOREST HILL          NY            11375      P      SF
6939288046         FAULDING            200E CONSTANCE AVE          SANTA BARBA          CA            93105      P      SF
6948472433         PRIDDY              10745  EQUESTRIAN DR        SANTA ANA            CA            92705      P      PU
6958663046         LANDMEIER           935  TERRACE DR             UPLAND               CA            91784      P      SF
6962675838         BROWN               39316N SHORE DR             FAWNSKIN             CA            92333      S      SF
6970201452         LANDING             3907  HAZEL LANE            GREENSBORO           NC            27408      P      SF
6971592750         HARRIS              4010  OTONO DR              SANTA BARBA          CA            93110      P      CO
6971908121         CABRAL              1010  LOS VIBORAS ROA       HOLLISTER            CA            95023      P      SF
6974970417         GERSTMAN            5  THE HEMLOCKS             ROSLYN ESTA          NY            11576      P      SF
6984727252         BOWEN               2919  JACKSON AVE           COCONUT GRO          FL            33133      P      CO
6988348790         CLODFELTER          15406  TURQUOISE CIRCL      CHINO HILLS          CA            91709      P      PU
6990266709         JIMENEZ             10170  MEADOW LANE          SAN JOSE             CA            95127      P      SF
6994017520         GREENE              2  TENNEY CIRCLE            ACTON                MA            01720      P      SF
6996264831         TRUJILLO            256W VALENCIA AVE           BURBANK              CA            91502      P      3F
6996488141         PETERSON            43178  MONTGOMERY AVE       DAVIS                CA            95616      P      SF
0023974769         JOSEPH              5134  VININGS ESTATES       MABLETON             GA            30126      P      PU
0028725026         BUCHANAN            888  HEMLOCK DRIVE          NEWLAND              NC            28657      S      SF
0028731669         MONNETT             12733  LONG COVE DRIVE      PROVIDENCE           NC            28277      P      PU
0023723406         ENGLISH             3345  WESTBROOK LANE        HIGHLANDS R          CO            80126      P      PU
0028669695         GARSCADDEN          45  RANGELY DRIVE           COLORADO SP          CO            80921      P      PU
0028748697         ARAIZA              9575  SOUTH FLOWER WA       LITTLETON            CO            80127      P      PU
6514386421         DEL GROSSO          21  SWANS MILL LANE         SCOTCH PLAI          NJ            07076      P      PU
0028696474         LATOUR              21  MAY COURT               RAMSEY               NJ            07446      P      SF
0028696573         MARKS               39  ORCHARD FALLS D         SUGAR LAND           TX            77479      P      PU
0028696763         PASHA               684  BROOKEMEADE CT         BEAVERCREEK          OH            45434      P      SF
0028696888         CIUPERGER           636  5TH STREET             CARLSTADT            NJ            07072      P      SF
0028697183         MCMORROW            6750N EPPING FOREST W       JACKSONVILL          FL            32217      P      CO
0028698090         SR DICIERO          406  TIMBER LAKE WAY        SOUTHLAKE            TX            76092      P      PU
0028701449         COHEN               11407  FAIRFAX DRIVE        GREAT FALLS          VA            22066      P      SF
0028701480         LAW                 608  DOMINION DRIVE         SOUTHLAKE            TX            76092      P      PU
0028701555         THOME               6491  PEDEN ROAD EAST       FORT WORTH           TX            76179      P      SF
0028701654         ST CYR              24561  EILAT ST             WOODLAND HI          CA            91367      P      SF
0028701993         DIGRANDI            2  FLORENCE COURT           MONTVALE             NJ            07645      P      SF
0028702132         HOBBS               9  STONE DAM ROAD           BETHEL               CT            06801      P      SF
0028702512         LOWRY               4252  SHORE FRONHT CO       FORT WORTH           TX            76179      S      SF
0028702637         CRAWFORD            4930  HIGHLAND LAKE D       ATLANTA              GA            30349      P      SF
0028704823         ALLISON             10784  SORNOWAY LANE        DUBLIN               CA            94568      P      CO
0028704880         ROSS                2911  SHIRLEY DRIVE         THOUSAND OA          CA            91320      P      SF
0028704955         KURTELA             159  LAKE ALMANOR W         CHESTER              CA            96020      S      PU
0028704989         WEBB                510  CLIPPER TRAIL          ALTANTA              GA            30328      P      SF
0028705085         PAVONE              66  KOHR ROAD               KINGS PARK           NY            11754      P      SF
0028705101         DEWAR               4210  HARBOUR ISLAND        OXNARD               CA            93035      P      CO
0028705176         ROBERTS             25481  BARENTS STREET       LAGUNA HILL          CA            92653      P      SF
0028705267         FITZGERALD          4  INDIAN FIELD RO          SETAUKET             NY            11733      P      SF
0028705382         KIM                 3726  WEST 227TH STRE       TORRANCE             CA            90505      P      SF
0028705507         KLOSTER             7275  TICONDEROGA PLA       GILROY               CA            95020      P      SF
0028705770         KANG                175  SOUTH HARVARD B        LOS ANGELES          CA            90004      P      SF
0028705788         JUNG                827  827 1/2 S MARIP        LOS ANGELES          CA            90005      P      2F
0028706174         KREKELER            5941  SOUTH AMES STRE       LITTLETON            CO            80123      P      PU
0028706661         MANNON              3921  ASPEN STREET          CHEVY CHASE          MD            20815      P      SF
0028708279         GARNER              523  68TH STREET            HOLMES BEAC          FL            34217      P      SF
0028708352         SUR                 1651  KINGHAM WAY           FULLERTON            CA            92283      P      SF
0028708691         POWERS              39887  BARRY ROAD           DAVIS                CA            95616      P      SF
0028708915         OTSUKI              17583  WINDING CREEK R      SALINAS              CA            93908      P      PU
0028709046         POFAHL              35  TIERRA MONTE DR         ALBUQUERQUE          NM            87122      P      SF
0028709210         PETERSON            455  DORCHESTER             ELMHURST             IL            60126      P      SF
0028709350         OLIGER              40  WHITE SUN WAY           RANCHO MIRA          CA            92270      P      PU
0028709418         HURST               5801  SEDGEFIELD DRIV       AUSTIN               TX            78746      P      SF
0028709434         REED                988  OAKCREST AVENUE        BREA                 CA            92821      P      SF
0028709632         COWINGS             5219  FERNBROOK DRIVE       CENTREVILLE          VA            20120      P      PU
0028709723         URA                 202  PRAGUE DRIVE           SAN JOSE             CA            95119      P      SF
0028709756         BELL                251  SIERRA VISTA DR        APTOS                CA            95003      P      SF
0028709848         O'DONNELL           3667  SANTIAGO STREET       SAN MATEO            CA            94403      P      SF
0028709855         FACTOR              3849  THORNWOOD DRIVE       SACRAMENTO           CA            95821      P      SF
0028709905         PINGEL              40  BROADMOOR AVENU         COLORADO SP          CO            80906      P      SF
0028709939         CARR                951  WRIGHT COURT           GOLDEN               CO            80401      P      SF
0028710192         FOSS                7497  GOOSEBERRY COUR       PARKER               CO            80134      P      SF
0028710325         HOVASSE             2719  GLEN ARBOR DRIV       COLORADO SP          CO            80920      P      PU
0028710465         LISS                6410  LAKEWOOD DRIVE        FARMINGTON           NM            87402      P      SF
0028710648         HENEL               11  LIVE OAK LANE           TEMPLETON            CA            93465      P      SF
0028710747         ACKERMAN            6401  LA PUNTA DRIVE        LOS ANGELES          CA            90068      P      SF
0028710838         AVERA               33172  TRINIDAD DRIVE       DANA POINT           CA            92629      P      SF
0028714608         GREENWOOD           4687  FAIRFAX AVENUE        DALLAS               TX            75209      P      SF
0028719359         HELMAN              5312  S CRESCENT DR         TAMPA                FL            33611      P      SF
0028719516         MILLER              1020S WABASH AVE            CHICAGO              IL            60605      P      CH
0028743862         CHOWDHURY           123  RIPPLEWOOD COVE        COPPELL              TX            75019      P      PU
0028744316         SARMIENTO           46  LOCUST COURT            WATERFORD            CT            06385      P      SF
0028744662         ATKINSON            2712  WOODLAND HILLS        TUSCALOOSA           AL            35405      P      SF
0028744753         CAMPBELL            5830  NW 126TH TERRAC       CORAL SPRIN          FL            33076      P      PU
0028744795         PAYNE,SR.           19136  BECKETT DRIVE        ODESSA               FL            33556      P      PU
0028744845         FIALA               251  DOVER CIRCLE           LAKE FOREST          IL            60045      P      SF
0028750172         GRACIA              2100   SOUTH LITTLER        LA HABRA             CA            90631      P      PU
0028750230         SHU-WAH HO          668  FREESIA DRIVE          SOUTH SAN F          CA            94066      P      PU
0028750305         OVERTON             244  GRAND OAKS DRIV        GLENDORA             CA            91741      P      PU
0028750339         WEGLEIN             4614N PINEBROOK WAY         HOUSTON              TX            77059      P      PU
0028750354         MA                  72  CYMBIDIUM CIRCL         SOUTH SAN F          CA            94080      P      PU
0028750370         WOJTOWICZ           1420  BELMONT PARK RO       OCEANSIDE            CA            92057      P      SF
0028750412         MCKENNA             4436  BIRDIE DRIVE          CORONA               CA            92883      P      PU
0028750453         ALEXANDER           1711  PIUTE STREET          ROCKLIN              CA            95765      P      SF
0028750461         DELANEY             2813  HILLCREST ROAD        ROCKLIN              CA            95765      P      PU
0028750560         WONG                661  FREESIA DRIVE          SOUTH SAN F          CA            94080      P      PU
0028750685         CAPULONG            669  FREESIA DRIVE          SOUTH SAN F          CA            94080      P      PU
0028750719         BATES               4281  CASTELPEAK DRIV       CORONA               CA            92883      P      PU
0028750776         SMITH               4444  SIGNATURE DRIVE       CORONA               CA            92883      P      PU
0028750792         WINE                12331NW7 COURT              CORAL SPRIN          FL            33071      P      PU
0028750842         LUTZ                2121S LITTLER COURT         LA HABRA             CA            90631      P      PU
0028750883         GALLOWAY            4269  CASTLEPEAK DRIV       CORONA               CA            92883      P      PU
0028770840         MITCHELL, SR        OT 60  TRACT #4351          FRESCO               CA            93720      P      PU
0028770865         KANAWYER            42365  FOREST RUN LANE      SHAVER LAKE          CA            93664      P      SF
0028771145         NOSEK               245  BANBURY ROAD           MUNDELEIN            IL            60060      P      SF
0028771228         CARRASCO            133  BLUEBIRD AVENUE        MCALLEN              TX            78504      P      PU
0028771293         TATUR               16400  COUNTY ROAD 81       MAPLE GROVE          MN            55369      P      SF
0028771301         COOK                3013  FOX GLEN COURT        ST CHARLES           IL            60174      P      SF
0028771434         DAVIS               4654  WARRINGTON DR N       NE ROSWELL           GA            30075      P      PU
0028771442         JONES               974  WEST CRESTWOOD         LOS ANGELES          CA            90731      P      SF
0028771467         HAWKS               29  HUCKLEBERRY ROA         REDDING              CT            06896      P      SF
0028771483         TARPLEY             18020  PINNACLE COURT       TAMPA                FL            33647      P      PU
0028771749         RICE                208  TERRACE WAY            CAPITOLA             CA            95010      I      4F
0028771848         MAURER              108  EAST WASHINGTON        LOMBARD              IL            60148      P      SF
0028771913         EDELMAN             5835  MEANDER DRIVE         SAN JOSE             CA            95120      P      SF
0028772002         HANSON              1385  CAMINITO ACENTO       LA JOLLA             CA            92037      S      PU
0028772242         SILKES              19239E MAPLEWOOD AVE        AURORA               CO            80016      P      PU
0028772333         SINGH               2875  GAVILAN DRIVE         SAN JOSE             CA            95148      P      SF
0028772416         HINZ                7766S DATURA STREET         LITTLETON            CO            80120      P      PU
0028772523         RUDY                2126  EVERGLADES PLAC       DAVIS                CA            95616      P      SF
0028772846         SCHULTZ             303  NORTH 450 EAST         OREM                 UT            84097      P      SF
0028772937         CONN                800  E 9TH AVENUE           DENVER               CO            80218      P      4F
0028773174         HEDSTROM            13788  EAST GERONIMO        SCOTTSDALE           AZ            85259      P      PU
0028773232         CORBIN              115W PEACE RIVER DRI        FRESNO               CA            93711      P      TH
0028789386         ERBEN               3709  BOB WIRE ROAD         SPICEWOOD            TX            78669      P      SF
0028794899         GRAVELY             5545  KETCH STREET          LEWIS CENTE          OH            43035      P      SF
0028806347         COYNE               6576  GARDEN HIGHWAY        SACRAMENTO           CA            95837      P      SF
0028814903         GOGGIN              276  ANCONA DRIVE           LONG BEACH           CA            90803      P      SF
0028814937         SALINAS,JR.         5054  CARBONDALE WAY        ANTIOCH              CA            94509      P      SF
0028814945         ADAMS               6312NE113TH STREET          OKLAHOMA CI          OK            73013      P      SF
0028814952         WOJEWSKI            23695  MULLIGAN MILE        RAPID CITY           SD            57702      P      PU
0028814960         DILLINGHAM          3362S HWY 46                SEGUIN               TX            78155      S      SF
0028820215         HUTCHISON           15090  RIDGEFIELD LANE      COLORADO SP          CO            80921      P      PU
0028820249         LEE                 958  SOUTH GRAND VIE        LOS ANGELES          CA            90006      P      SF
0028820314         MALHOTRA            20419  TUBA STREET          CHATSWORTH           CA            91311      P      SF
0028820405         HOAGLAND            6523  CELIA VISTA DRI       SAN DIEGO            CA            92115      P      SF
0028820553         BAMBACH             30  MANEE AVENUE            STATEN ISLA          NY            10309      P      SF
0028820611         MANTHEI             4320  SPENCER STREET        TORRANCE             CA            90503      P      CO
0028820645         GROSS               1626  MORTON STREET         ALAMEDA              CA            94501      P      SF
0028820686         TABAK               21853  PARVIN DRIVE         SANTA CLARI          CA            91350      P      SF
0028821692         NONSTRAND           11  SUNNYSIDE AVENU         DARIEN               CT            06820      P      SF
0028821825         HERNANDEZ           14  MAIN STREET             NEWTOWN              CT            06470      P      SF
0028821841         BURLINGTON          1119  RIVERGATE DRIVE       LODI                 CA            95242      P      PU
0028821916         GAINES              20808  SANDY BROWN LAN      ELGIN                TX            78621      P      SF
0028821940         WEINGART            2916  VALLEJO STREET        DENVER               CO            80211      P      SF
0028822229         JAKUB               ROUTE 4 BOX 2-G             SANTA FE             NM            87501      P      SF
0028822286         HAKKINEN            1266  HILLCREST DRIVE       SAN JOSE             CA            95120      P      SF
0028822310         TANKE               2363  BRYCE LANE            DAVIS                CA            95616      P      SF
0028822344         TRAN                602  ALPHA COURT            CAMPBELL             CA            95008      P      SF
0028822385         MATTEROLI           165  BANANA GROVE LA        SAN JOSE             CA            95123      P      SF
0028822443         MEHRTASH            145  CAMINO BAILEN          ESCONDIDO            CA            92029      S      PU
0028822450         MILLS               22122  WINDWARD WAY         LAKE FOREST          CA            92630      P      SF
0028822526         TO                  11583  DRY BARK COURT       SAN DIEGO            CA            92126      P      PU
0028822591         KIEFER              5335  GOLDEN LEAF TRA       NORCROSS             GA            30092      P      PU
0028822625         MCLAUGHLIN          162  MONROE ROAD            QUINCY               MA            02169      P      SF
0028823938         BEEBE,JR            31006  OSPREY COURT         ORANGE BEAC          AL            36561      P      PU
0028823987         FRAILEY             1474  PIERCE STREET         BIRMINGHAM           MI            48009      P      SF
0028834935         CLAYTON             730  BENTGRASS COURT        DACULA               GA            30019      P      PU
0028835007         CASE                1260  PINE HILL ROAD        MCLEAN               VA            22101      P      SF
0028835031         BENSON              7096E MOUNTAIN BRUSH        LITTLETON            CO            80126      P      PU
0028840072         MORRIS              18145  EAST PEAKVIEW P      AURORA               CO            80016      P      PU
0028840312         POSADA              5500SW93 STREET             MIAMI                FL            33156      P      SF
0028840361         LIEN                130  INTERLOCHEN DRI        PEACHTREE C          GA            30269      P      SF
0028840429         RASCHKO             5022  VININGS ESTATES       MABLETON             GA            30126      P      PU
0028840494         WARNER              24341  TURNBERRY COURT      NAPERVILLE           IL            60564      P      SF
0028840551         SIEGEL              18  SADDLEROCK COUR         SILVER SPRI          MD            20902      P      SF
0028848059         GAMBLE              69  RICHARD SWEET D         WOODBRIDGE           CT            06525      P      SF
0028848521         STRASSER            116  BILTMORE BOULEV        MASSAPEQUA           NY            11758      P      SF
0028848570         HARRISON            1495N CLYBOURN              CHICAGO              IL            60610      P      PU
0028848653         WAGNER III          6  CHEROKEE COURT           MONTVILLE            NJ            07045      P      SF
0028848679         CHAVEZ              3  BEAVER LANDING           HARRISON             NY            10528      P      SF
0028848703         BUSWELL             1403  CORAL WAY             CARLSBAD             CA            92009      P      PU
0028848729         WINGEN              22  PLEASANT DRIVE          SOUTHBURY            CT            06488      P      SF
0028848786         WAYNE               4459  BIRDIE DRIVE          CORONA               CA            92883      P      PU
0028848836         GABRIEL             2472  ANGORA COURT          TRACY                CA            95376      P      SF
0028848893         ALI                 29  ACANTHUS                LAS FLORES           CA            92688      P      PU
0028848919         BIELAMOWICZ         2748  FREELAND CIRCLE       NAPERVILLE           IL            60564      P      PU
0028848968         AGUIRRE             25816  DE QUINCY PLACE      STEVENSON R          CA            91381      P      PU
0028849032         TRAVELLER           4443  BIRDIE DRIVE          CORONA               CA            92883      P      PU
0028849107         WONG                27  AMARYLLIS COURT         SO SAN FRAN          CA            94080      P      PU
0028849131         ABERG               282  A&B SAINT JOSEP        LONG BEACH           CA            90803      P      2F
0028849172         DECUIR              42  ARDMORE                 IRVINE               CA            92602      P      CO
0028849271         CHUNG               39  CARPENTERIA             IRVINE               CA            92602      P      PU
0028849404         NEWMARK             114  MILL RIVER ROAD        CHAPPAQUA            NY            10514      P      SF
0028849461         MARGULIS            2821  BAYVIEW DRIVE         ALAMEDA              CA            94501      P      PU
0028850543         DAVISON             280  PARK AVENUE SOU        NEW YORK             NY            10010      P      CO
0028851574         REDDIN              2527  LEMON TREE LANE       CHARLOTTE            NC            28211      P      SF
0028851582         SHARON              6  BRENT FORT COUR          COLLEGEVILL          PA            19426      P      SF
0028851590         JONES               4  HILLTOP PLACE            MONTCLAIR            NJ            07042      P      SF
0028851616         ASHTIANI            2730  MAXINE CIRCLE         CORONA               CA            92882      P      SF
0028851764         BYRNES              16  HEMPTOR ROAD            NEW CITY             NY            10956      P      SF
0028851806         FRAZIER JR          24660  BLACKISTONE ROA      HOLLYWOOD            MD            20636      P      SF
0028851863         DISPENSA            220  VINELAND AVENUE        STATEN ISLA          NY            10312      P      SF
0028851871         EMANUEL             132  KETCHAMS ROAD          SYOSSET              NY            11791      P      SF
0028851897         CAMACHO             LOT 3  STONLEA COURT        NANUET               NY            10954      P      SF
0028851905         ROTHSCHILD          27  HICKORY HILL RO         TAPPAN               NY            10983      P      SF
0028851921         HUNT                1689  DREWLAINE DRIVE       VIENNA               VA            22182      P      SF
0028851962         MARCHESE            90  GREEN ACRES AVE         SCARSDALE            NY            10583      P      SF
0028852002         KOLAR               8  PYMM COURT               STONY POINT          NY            10980      P      SF
0028852028         CATE                457  GRAPEVINE DRIVE        CORONA               CA            92882      P      SF
0028852036         NAUHEIMER           9821  AETNA AVENUE          MONTICELLO           MN            55362      P      SF
0028852044         CHAVALI             359  KENT STREET            CHESTNUT HI          MA            02467      P      SF
0028852093         QUINN               5  ALLEN DRIVE              MORRIS TOWN          NJ            07960      P      SF
0028852127         NAEGELE             3224  214TH STREET          BAYSIDE              NY            11361      P      SF
0028852150         WUGMEISTER          128  WELLINGTON DRIV        STAMFORD             CT            06903      P      SF
0028852234         KELSO               6324  BARSKY COURT          FAIRFAX STA          VA            22039      P      PU
0028855922         GALIANO             406  DENOW ROAD             PENNINGTON           NJ            08534      P      PU
0028856169         NGUYEN              5008  COLLIN CHASE PL       FAIRFAX              VA            22030      P      PU
0028856904         GORDON              331  STINSON COURT          GRANITE BAY          CA            95746      P      PU
0028857084         LAUGHLIN            4985NW120TH AVENUE          CORAL SPRIN          FL            33076      P      PU
0028857324         BOHJANEN            1481  THORNHILL LANE        WOODBURY             MN            55125      P      SF
0028857548         MEDVE               1002  PARK RIDGE DRIV       MOUNT AIRY           MD            21771      P      PU
0028864593         KEMPER              27  CALLE CORVO             PLACITAS             NM            87043      P      SF
0028877553         NASH                6416  SETTING SUN DRI       HUNTINGTON           CA            92648      P      PU
0028877769         TOUKMAJI            38  CARPENTERIA             IRVINE               CA            92602      P      PU
0028879476         CIARMOLI            1426  TURQUOISE DRIVE       CARLSBAD             CA            92009      P      PU
0028879542         WIARD               1630SW155 AVE               DAVIE                FL            33326      P      PU

                   Orig        Curr                    Mat                           Paid        Orig        Rolled
LoanNumber          LTV        Rate   First Pay        Date          P&I             Thru        Amt           Amt         Purpose
0022870992           95         9.5    20000901       20300801      2,516.26       00000000     299,250    2,299,102.80      PURCH
0023699036           80        9.25    20000901       20300801      2,217.93       00000000     269,600    2,269,460.24     REFINO
0023788854           80        8.25    20000801       20300701      2,332.31       20000901     310,450    2,310,052.70      PURCH
0023794076         77.2           9    20000901       20300801      2,236.85       20000901     278,000   2,2277,848.15     REFINO
0023838584           80        8.25    20000801       20300701      2,498.71       20000801     332,600    2,332,174.38      PURCH
0023839582           90         8.5    20000501       20300401      2,719.26       20000901     353,650    2,352,494.84      PURCH
0023882749           80       8.625    20000501       20300401      2,177.82       20000801     280,000    2,278,419.52      PURCH
0023897051         79.4         8.5    20000801       20300701      2,843.06       20000801     369,750   2,8369,300.42      PURCH
0023922669         68.4       8.875    20000401       20300301      5,171.69       20000801     650,000     5647,772.79      REFI
0023983752           95       8.625    20000501       20300401      2,275.81       20000801     292,600    2,291,625.59      PURCH
0023987415         70.8         8.5    20000601       20300501      2,368.25       20000901     308,000   2,3307,245.69     REFINO
0023988306           80       7.875    20000801       20300701      2,642.52       20000801     364,450   2,6363,946.72      PURCH
0023995392           80        8.75    20000801       20300701      2,391.26       20000801     303,960    2,303,608.96      PURCH
0023997349           80       8.875    20000801       20300701      5,601.35       20000801     704,000    5,701,288.01     REFINO
0028064152           80        8.75    20000601       20300501      3,650.29       20000801     464,000   3,6462,920.44      PURCH
0028232957           80        8.75    20000901       20300801      4,654.13       00000000     591,601    4,591,260.63      PURCH
0028452357         71.9        8.25    20000801       20300701      2,231.26       20000801     297,000    2,296,619.93      PURCH
0028452563         67.7       8.625    20000801       20300701      2,488.93       20000801     320,000   2,4319,620.78      PURCH
0028469831           80        8.75    20000601       20300501      2,253.90       20000801     286,500   2,2285,833.40      PURCH
0028470334           80       8.375    20000801       20300701      2,089.82       20000901     274,950   2,0274,607.01      PURCH
0028490373           80       8.375    20000701       20300601      2,340.26       20000801     307,900   2,3307,321.87      PURCH
0028493161           80       8.625    20000701       20300601      2,218.65       20000801     285,250    2,284,741.11      PURCH
0028528727           80         8.5    20000801       20300701      2,952.63       20000801     384,000   2,9383,533.09      PURCH
0028530707           80         8.5    20000801       20300701      2,112.98       20000801     274,800     2274,465.86      PURCH
0028536076         58.8       8.125    20000801       20300701      2,227.49       20000801     300,000   2,2299,606.19      PURCH
0028539005           90         8.5    20000701       20300601      2,283.63       20000801     296,994   2,2296,446.02     REFINO
0028539237           90           9    20000701       20300601      2,353.52       20000801     292,500   2,3292,016.08     REFINO
0028540623           85         8.5    20000801       20300701      2,679.66       20000801     348,500   2,6348,048.66      PURCH
0028540979           90       8.375    20000801       20300701      3,351.92       20000801     441,000    3,440,449.87      PURCH
0028543197           80        8.25    20000801       20300701      2,073.80       20000901     276,040   2,0275,686.74      PURCH
0028556959         68.2       8.875    20000801       20300701      2,554.02       20000801     321,000   2,5320,638.75      PURCH
0028557114           80        8.75    20000801       20300701      2,895.06       20000801     368,000   2,8367,267.84     REFINO
0028558120           70         8.5    20000801       20300701      2,368.26       20000801     308,000   2,3307,625.41      PURCH
0028568111         71.4       8.375    20000801       20300701      3,040.29       20000801     400,000   3,0399,501.02      PURCH
0028570281         75.7       8.625    20000801       20300701      2,061.14       20000901     265,000     2264,685.97     REFINO
0028570331           90        8.75    20000801       20300701      2,754.24       20000801     350,100   2,7349,695.67      PURCH
0028577625         63.8       8.875    20000901       20300801      5,967.34       20000901     750,000   5,9749,579.53      PURCH
0028582591           80        8.75    20000701       20300601      2,076.89       20000801     264,000   2,0263,541.00      PURCH
0028587517         71.1        9.25    20000801       20300701      2,632.57       20000901     320,000   2,6319,666.92     REFINO
0028588192           80       8.875    20000901       20300801      2,552.04       00000000     320,750   2,5320,570.17      PURCH
0028588853         79.9        8.75    20000801       20300701      2,659.05       20000901     338,000   2,6337,609.65      PURCH
0028589752           80        9.25    20000801       20300701      2,826.30       20000801     343,550   2,8343,192.43      PURCH
0028591915           75        9.25    20000801       20300701      2,745.68       20000801     333,750   2,7333,274.36      REFI
0028592376         61.9       8.625    20000801       20300701      3,320.54       20000801     426,920   3,3426,414.09      PURCH
0028598654           80        8.75    20000801       20300701      2,926.53       20000801     372,000   2,9371,570.38      PURCH
0028598712           80           9    20000801       20300701      2,198.23       20000801     273,200    2,272,900.42      PURCH
0028599173           80           9    20000901       20300801      3,379.41       00000000     420,000    3,419,770.59     REFINO
0028599504           90       9.125    20000801       20300701      2,562.14       20000801     314,900    2,314,563.55      PURCH
0028599918        60.9        8.625    20000801       20300701      2,368.37       20000801     304,500   2,3304,139.15      PURCH
0028600302           80       8.875    20000901       20300801      3,258.97       00000000     409,600   3,2409,370.36      PURCH
0028601474         76.2       9.125    20000901       20300801      2,301.77       20000901     282,900    2,282,749.45      PURCH
0028601649         75.5        8.75    20000801       20300701      2,163.43       20000801     275,000    2,274,682.41      PURCH
0028603504           80       9.125    20000801       20300701      3,254.54       20000901     400,000   3,2399,572.64      PURCH
0028604064           80       8.875    20000801       20300701      2,480.43       20000801     311,750   2,4311,399.15      PURCH
0028606044           90           9    20000801       20300701      2,171.68       20000801     269,900     2269,604.03      PURCH
0028606911         73.3        9.25    20000801       20300701      3,257.79       20000801     396,000   3,2395,587.84      PURCH
0028607091         94.9        9.25    20000801       20300701      2,237.68       20000801     272,000   2,2271,716.89      PURCH
0028609931           80        8.75    20000701       20300601      2,435.63       20000901     309,600   2,4308,759.50      PURCH
0028613651           80         8.5    20000901       20300801      2,638.92       00000000     343,200   2,6342,992.08      PURCH
0028615037           80       8.875    20000801       20300701      2,418.76       20000801     304,000    2,303,657.88      PURCH
0028615706           80       9.125    20000901       20300801      3,091.81       20000901     380,000     3379,797.77      PURCH
0028618064         89.5       8.875    20000801       20300701      2,705.20       00000000     340,000   2,7339,617.36     REFINO
0028618429           90        8.75    20000901       20300801      3,057.98       00000000     388,710   3,0388,486.36      PURCH
0028622355           90           9    20000801       20300701      2,286.74       20000901     284,200   2,2282,683.86      PURCH
0028629095           80       8.875    20000901       20300801      2,991.23       00000000     375,950    2,375,739.23      PURCH
0028630549           80       9.125    20000801       20300701      2,147.99       20000801     264,000    2,263,717.95      PURCH
0028630796           80        8.25    20000901       20300801      4,868.21       00000000     648,000    4,647,586.79      PURCH
0028631265           76       9.125    20000801       20300701      2,176.88       20000801     267,550    2,267,264.14      PURCH
0028633212           80         8.5    20000701       20300601      3,132.56       20000801     407,400    3,406,654.31      PURCH
0028633246           80        8.75    20000801       20300701      2,740.86       20000801     348,400   2,7347,997.66      PURCH
0028635738           90       8.875    20000801       20300701      2,828.52       20000801     355,500   2,8355,099.93      PURCH
0028636678         68.9        8.75    20000801       20300701      4,366.19       20000801     555,000    4,554,358.23      PURCH
0028638518           80        8.25    20000701       20300601      1,953.29       20000801     260,000    1,259,499.20      PURCH
0028638872         79.8       8.625    20000801       20300701      2,109.37       20000801     271,200    2,270,878.61     REFINO
0028640811           80       8.875    20000801       20300701      2,435.87       20000801     306,150   2,4305,477.33      PURCH
0028643013           95       9.125    20000701       20300601      2,141.08       20000801     263,150     2262,726.67      PURCH
0028644201           80         8.5    20000901       20300801      2,491.28       00000000     324,000    2,323,803.72      PURCH
0028645877         89.9           9    20000801       20300701      2,389.73       20000801     297,000   2,3296,674.32      PURCH
0028648855           60       8.625    20000801       20300701      2,333.37       20000801     300,000   2,3299,644.49      PURCH
0028648913           90       8.625    20000701       20300601      1,995.03       20000801     256,500    1,256,042.41      PURCH
0028649978           80           9    20000801       20300701      2,992.39       20000801     371,900   2,9371,492.20      PURCH
0028650414           80         8.5    20000701       20300601      2,604.70       20000801     338,750   2,6337,993.97      PURCH
0028653996         66.4        8.75    20000901       20300801      2,289.30       20001001     291,000   2,2290,832.58     REFINO
0028654747           90        8.75    20000801       20300701      2,478.11       20000801     315,000     2314,636.21      PURCH
0028655009           90       8.875    20000801       20300701      2,112.04       20000801     265,450     2265,151.26      PURCH
0028655876         77.5        8.75    20000801       20300701      3,132.25       20000801     398,150    3,397,690.19     REFINO
0028656064           90         8.5    20000701       20300601      3,321.71       20000901     432,000     3431,209.30      PURCH
0028656072           80        8.75    20000801       20300701      3,156.25       20000801     401,200    3,400,736.65      PURCH
0028656080         71.6       8.625    20000701       20300601      2,255.59       20000801     290,000   2,2289,482.65     REFINO
0028656098           75       8.625    20000801       20300701      2,858.38       20000801     367,500   2,8367,064.50      REFI
0028656551           80       8.625    20000801       20300701      2,134.26       20000901     274,400    2,274,074.82      PURCH
0028657013           80        8.75    20000801       20300701      2,674.78       20000801     340,000   2,6339,472.65      PURCH
0028658755           80       8.875    20000801       20300701      2,514.24       20000801     316,000    2,315,644.37      PURCH
0028660140         62.9       8.875    20000801       20300701      2,227.81       20000801     280,000    2,279,684.88     REFINO
0028661684           95        8.75    20000801       20300701      2,129.60       20000901     270,700    2,270,387.37      PURCH
0028662435           80       9.125    20000801       20300701      3,763.87       20000801     462,600   3,7462,105.77      PURCH
0028663771           80           9    20000801       20300701      3,424.47       20000801     425,600   3,4425,133.32      PURCH
0028666444         70.1        8.75    20000801       20300701      2,761.32       20000801     351,000    2,350,594.64      PURCH
0028666576         63.4       8.375    20000701       20300601      2,280.22       20000901     300,000   2,2299,436.68      PURCH
0028666600           80         8.5    20000801       20300701      2,202.17       20000801     286,400    2,286,051.77      PURCH
0028666642           80        8.75    20000801       20300701      2,139.83       20000801     272,000    2,271,685.86      PURCH
0028666675         57.7       8.375    20000901       20300801      3,199.90       00000000     421,000    3,420,738.33     REFINO
0028667202         62.4         8.5    20000801       20300701      4,305.92       20000801     560,000   4,3559,298.79      PURCH
0028669257           80       8.875    20000801       20300701      3,341.71       20000801     420,000     3419,527.34      PURCH
0028672152           80       8.625    20000801       20300701      3,184.67       20000901     409,450    3,408,964.76      PURCH
0028673242         71.4       8.375    20000801       20300701      3,800.36       20000801     500,000   3,8499,376.27      PURCH
0028674026           80       8.625    20000901       20300801      3,969.84       00000000     510,400   3,9510,098.66      PURCH
0028675346         69.8       8.625    20000901       20300801      2,333.37       00000000     300,000   2,3299,822.88     REFINO
0028680098         88.9       8.625    20000801       20300701      3,111.16       20000801     400,000      399,525.98      PURCH
0028680700         93.2       8.875    20000801       20300701      2,386.94       20000801     300,000   2,3299,662.38      PURCH
0028681112           84       8.375    20000801       20300701      2,266.54       20000801     298,200   2,2297,575.00      PURCH
0028682540           80        8.75    20000801       20300701      3,870.57       20000801     492,000   3,8491,431.80      PURCH
0028686152         82.6       8.375    20000801       20300701      2,698.26       00000000     355,000   2,6354,557.15     REFINO
0028686814         71.4       8.875    20000801       20300701      5,171.69       20000801     650,000     5649,268.51      PURCH
0028687861           80         8.5    20000801       20300701      4,152.13       20000801     540,000     4539,343.42      PURCH
0028687994           80       8.625    20000801       20300701      3,266.72       20000801     420,000   3,2419,502.28      PURCH
0028689479           80         8.5    20000901       20300801      2,570.48       00000000     334,300   2,5334,097.48      PURCH
0028689933           95       9.375    20000801       20300701      2,172.95       20000801     261,250    2,260,985.11      PURCH
0028690006           80       8.625    20000801       20300701      2,768.93       20000801     356,000   2,7355,578.13      PURCH
0028690105           90       8.875    20000801       20300701      2,051.57       20000801     257,850    2,257,559.83      PURCH
0028690188           80        8.75    20000801       20300701      3,587.35       20000801     456,000   3,5453,458.80      PURCH
0028690220           90        8.25    20000801       20300701      2,941.21       20000801     391,500     2390,998.99      PURCH
0028690758         72.4         8.5    20000901       20300801      2,268.29       00000000     295,000   2,2294,821.29      PURCH
0028693034           80         8.5    20000801       20300701      3,321.71       20000801     432,000     3431,474.73      PURCH
0028695724           80       8.625    20000801       20300701      3,142.28       20000801     404,000    3,403,521.23      PURCH
0028696276           95        9.25    20000801       20300701      2,176.80       20000801     264,600    2,264,324.59      PURCH
0028696508           80       8.625    20000801       20300701      2,240.04       20000801     288,000   2,2287,658.70     REFINO
0028697530         69.8        8.75    20000901       20300801      3,540.16       00000000     450,000    3,449,741.09      REFI
0028703387           80       8.625    20000801       20300701      3,434.72       20000801     441,600   3,4441,076.69      PURCH
0028703650           80       8.375    20000801       20300701      4,317.21       20000901     568,000     4567,291.45      PURCH
0028703676           80       8.625    20000801       20300701      3,042.71       00000000     391,200    3,390,736.42      PURCH
0028703692           80       8.625    20000801       20300701      4,044.51       20000801     520,000    4,519,327.89      PURCH
0028703981           80         8.5    20000801       20300701      2,798.85       20000801     364,000   2,7363,557.40      PURCH
0028704286           80       8.625    20000901       20300801      3,729.51       00000000     479,500    3,479,216.90      PURCH
0028704906           80        8.25    20000801       20300701      3,323.61       20000801     442,400    3,441,833.84      PURCH
0028705960           80         8.5    20000801       20300701      2,263.69       20000801     294,400   2,2294,042.02      PURCH
0028706364         62.6        8.75    20000801       20300701      2,635.45       20000801     335,000   2,6334,613.11      PURCH
0028706398           95         9.5    20000801       20300701      2,261.48       20000901     268,950    2,268,559.71      PURCH
0028706570         70.5           8    20000701       20300601      2,017.85       20000901     275,000    2,274,298.76     REFINO
0028706612           80        9.75    20000801       20300701      2,354.08       20000901     274,000   2,3273,743.30      PURCH
0028706844         62.2       8.625    20000801       20300701      2,558.93       20000901     329,000   2,5328,610.12      PURCH
0028706893         84.7       8.625    20000801       20300701      2,371.48       20000801     304,900    2,304,538.69     REFINO
0028708360           75         8.5    20000801       20300701      2,640.84       20000801     343,450   2,6343,022.31      PURCH
0028708451           60           9    20000801       20300701      2,631.12       20000801     327,000     2326,508.88      PURCH
0028709236           80         8.5    20000801       20300701      2,502.43       20000801     325,450   2,5325,054.28      PURCH
0028709780           34           9    20000901       20300801      3,218.49       00000000     400,000    3,399,781.51      PURCH
0028710614           95         9.5    20000801       20300701      2,236.68       20000801     266,000   2,2265,737.27      PURCH
0028710994           75         8.5    20000901       20300801      2,103.37       00000000     273,550    2,273,384.28      PURCH
0028711828           80        8.75    20000901       20300801      2,517.44       20000901     320,000    2,319,710.75      PURCH
0028712222         79.8        8.75    20000901       20300801      2,729.85       00000000     347,000   2,7346,800.36      PURCH
0028712677           80       8.875    20000801       20300701      3,931.13       20000801     494,080     3493,523.96      PURCH
0028712990           80        8.25    20000801       20300701      2,187.69       20000801     291,200    2,290,827.34      PURCH
0028713071           90        8.75    20000801       20300701      2,707.82       20000801     344,200   2,7343,666.12      PURCH
0028713097         73.1        8.25    20000801       20300701      2,306.39       20000801     307,000   2,3306,607.13     REFINO
0028713543         72.9           9    20000901       20300801      2,615.02       20000901     325,000    2,324,822.48      PURCH
0028713568           80        8.25    20000901       20300801      2,152.75       20000901     286,550    2,286,367.28      PURCH
0028713881           95        9.25    20000801       20300701      2,125.38       20000801     258,350    2,258,081.11      PURCH
0028714418           90       8.375    20000801       20300701      2,536.36       20000801     333,700   2,5333,283.73      PURCH
0028714574           80         8.5    20000901       20300801      2,336.88       00000000     303,920   2,3303,735.89      PURCH
0028717247         58.9       8.375    20000801       20300701      2,394.23       20000801     315,000   2,3314,607.05      PURCH
0028717932           80       8.625    20000901       20300801      2,062.70       00000000     265,200   2,0265,043.43      PURCH
0028718443         66.2        8.25    20000801       20300701      2,208.73       00000000     294,000   2,2293,623.75      PURCH
0028718526           80        8.25    20000801       20300701      3,005.07       20000801     400,000   3,0399,488.11      PURCH
0028719136           75       8.875    20000801       20300701      2,536.12       20000901     318,750    2,318,391.28      REFI
0028719367         79.2        8.75    20000801       20300701      3,272.68       20000801     416,000   3,2415,519.56      PURCH
0028719508         59.1       8.625    20000801       20300701      2,481.15       20000801     319,000     2318,621.97      PURCH
0028719797           80        8.75    20000801       20300701      2,138.65       20000901     271,850    2,271,536.04      PURCH
0028719813         94.9        8.25    20000801       20300701      2,215.11       20000801     294,850      294,350.12      PURCH
0028720308           85        8.25    20000901       20300801      2,043.45       00000000     272,000   2,0271,826.55      PURCH
0028720381           80         8.5    20000801       20300701      2,576.79       20000801     335,120   2,5334,712.52      PURCH
0028721520         61.4        8.25    20000801       20300701      2,629.44       20000801     350,000   2,6349,552.09      PURCH
0028721538           80         8.5    20000801       20300701      2,091.45       20000901     272,000    2,271,669.27      PURCH
0028721546           80       8.375    20000901       20300801      2,371.43       00000000     312,000    2,311,806.07     REFINO
0028721827           85        8.75    20000901       20300801      2,507.22       20000901     318,700   2,5318,516.63      PURCH
0028721884           80        8.25    20000901       20300801      2,999.06       20000901     399,200   2,9398,945.44      PURCH
0028721991           80        8.25    20000801       20300701      2,019.40       20000801     268,800    2,268,456.02      PURCH
0028722064           80        8.25    20000801       20300701      2,229.76       20000801     296,800   2,2296,420.18      PURCH
0028722114           80       8.375    20000801       20300701      2,362.30       20000801     310,800   2,3310,412.30      PURCH
0028722312         79.3       8.375    20000901       20300801      3,648.35       00000000     480,000   3,6479,701.65      PURCH
0028722411           70        8.25    20000801       20300701      2,361.23       20000801     314,300    2,313,897.79      PURCH
0028723252           80       8.625    20000801       20300701      2,405.06       20000801     309,216   2,4308,849.55      PURCH
0028724078         79.5         8.5    20000901       20300801      2,740.41       00000000     356,400    2,356,184.09      PURCH
0028725059           80       7.875    20000801       20300701      2,378.23       20000801     328,000   2,3327,547.06      PURCH
0028725398           80         8.5    20000901       20300801      2,478.98       00000000     322,400   2,4322,204.69      PURCH
0028725505         57.8       8.375    20000901       20300801      4,940.47       00000000     650,000   4,9649,595.99      PURCH
0028726073           80           9    20000901       20300801      2,220.76       00000000     276,000   2,2275,849.24      PURCH
0028726081         79.2         8.5    20000901       20300801      2,344.42       00000000     304,900   2,3304,715.29      PURCH
0028726206           68        8.25    20000901       20300801      2,065.98       00000000     275,000   2,0274,824.65      PURCH
0028726479           64        8.25    20000801       20300701      2,111.06       20000901     281,000      280,640.40      PURCH
0028727170         61.2        8.25    20000901       20300801      2,253.80       00000000     300,000   2,2299,808.70      REFI
0028727246           80       8.375    20000901       20300801      2,370.67       00000000     311,900   2,3311,706.13      PURCH
0028729655           90       8.625    20000801       20300701      2,233.03       20000801     287,100   2,2286,759.78      PURCH
0028730703         42.2        8.75    20000901       20300801      5,900.25       00000000     750,000   5,9749,568.50      PURCH
0028731206           80       8.375    20000901       20300801      2,358.12       00000000     310,250    2,310,057.17      PURCH
0028731339           80         8.5    20000801       20300701      2,314.43       20000801     301,000    2,300,634.01      PURCH
0028732055         71.2       8.625    20000801       20300701      4,044.51       20000901     520,000    4,519,383.77      PURCH
0028732550           80       8.625    20000901       20300801      2,812.49       00000000     361,600    2,361,386.51      PURCH
0028733673         74.4       8.125    20000901       20300801      4,144.85       00000000     558,230    4,557,864.83     REFINO
0028734143           95        8.25    20000801       20300701      2,286.35       20000801     304,332   2,2303,942.53      PURCH
0028734317         76.6       8.625    20000901       20300801      2,372.26       20000901     305,000   2,3304,819.93      PURCH
0028734432         68.4           8    20000901       20300801      2,935.06       20000901     400,000   2,9399,731.61      PURCH
0028735249         79.7       8.375    20000801       20300701      2,956.68       20000801     389,000   2,9388,514.75      PURCH
0028735785         57.5         8.5    20000801       20300701      3,229.44       20000801     420,000   3,2419,489.28     REFINO
0028739357           90       8.625    20000801       20300701      2,583.04       20000901     332,100   2,5331,706.45      PURCH
0028739498           80       8.625    20000801       20300701      2,030.03       20000801     261,000   2,0260,650.38      PURCH
0028739514           80       8.625    20000801       20300701      2,893.38       20000901     372,000   2,8371,552.54     REFINO
0028739522           80         8.5    20000901       20300801      3,906.08       00000000     508,000   3,9507,692.25     REFINO
0028739548           80       8.375    20000801       20300701      2,243.74       20000901     295,200   2,2294,831.74     REFINO
0028742443         88.9       8.625    20000801       20300701      2,488.93       20000801     320,000   2,4319,620.78      PURCH
0028742534           80        8.75    20000801       20300701      3,461.48       20000801     440,000    3,439,491.86      PURCH
0028743359         70.4         8.5    20000801       20300701      2,199.09       20000901     286,000    2,285,652.18      PURCH
0028743425           80         8.5    20000901       20300801      2,583.55       00000000     336,000   2,5335,796.45      PURCH
0028744613           80        8.75    20000801       20300701      3,776.16       20000801     480,000    3,479,445.66      PURCH
0028745891           85       8.625    20000801       20300701      2,644.49       00000000     340,000   2,6339,597.08      PURCH
0028748283           80         8.5    20000801       20300701      2,183.33       20000801     283,950    2,283,604.74      PURCH
0028749307           86       8.125    20000701       20300601      1,921.21       20000801     258,750      258,238.78      PURCH
0028750156           95       8.875    20000801       20300701      2,213.93       20000801     278,255    2,277,941.84      PURCH
0028750503           95       8.625    20000801       20300701      2,142.81       20000801     275,500     2275,173.52      PURCH
0028750545           80         8.5    20000901       20300801      2,196.02       20000901     285,600    2,285,426.98      PURCH
0028751121           90        8.75    20000801       20300701      2,321.95       20000801     295,150    2,294,809.14      PURCH
0028751725           70         8.5    20000901       20300801      4,978.71       20000901     647,500    4,647,107.75      PURCH
0028751907           80         8.5    20000801       20300701      1,967.65       20000801     255,900    1,255,588.85      PURCH
0028752418           80        8.75    20000801       20300701      2,547.73       20000801     323,850   2,5323,476.00      PURCH
0028752814           80       8.875    20000801       20300701      2,418.76       20000801     304,000    2,303,536.06     REFINO
0028753283         89.8       8.375    20000801       20300701      2,346.35       20000801     308,700   2,3308,314.90      PURCH
0028757094         31.4       8.625    20000901       20300801      3,111.16       20000901     400,000      399,727.84     REFINO
0028757607           80       8.375    20000801       20300701      2,067.40       20000801     272,000   2,0271,660.68      PURCH
0028758324         89.9         8.5    20000901       20300801      2,487.44       00000000     323,500   2,4323,304.02      PURCH
0028759769         75.1         8.5    20000901       20300801      4,997.94       00000000     650,000   4,9649,606.23      PURCH
0028760866           80         8.5    20000801       20300701      2,138.74       20000801     278,150    2,276,479.40      PURCH
0028761211         89.1           9    20000801       20300701      3,082.51       20000801     383,100    3,382,679.91     REFINO
0028761690           80         8.5    20000801       20300701      2,952.63       20000801     384,000   2,9383,533.09      PURCH
0028761864         79.4         8.5    20000801       20300701      2,112.98       20000801     274,800     2274,465.86      PURCH
0028761963           80        8.25    20000901       20300801      3,780.37       00000000     503,200   3,7502,879.13      PURCH
0028762433           80       8.125    20000901       20300801      3,035.33       00000000     408,800   3,0408,532.59      PURCH
0028762995           80       8.375    20000901       20300801      2,941.48       00000000     387,000    2,386,759.46      PURCH
0028765642           70       8.875    20000901       20300801      3,063.24       00000000     385,000   3,0384,784.16      PURCH
0028766863           80        8.25    20000901       20300801      2,704.56       00000000     360,000   2,7359,770.44      PURCH
0028770345         72.6         8.5    20000901       20300801      2,652.76       20000901     345,000   2,6344,790.99      PURCH
0028771087           80         8.5    20000901       20300801      2,798.84       20000901     364,000   2,7363,779.49      PURCH
0028771400           80        8.25    20000901       20300801      2,398.04       00000000     319,200   2,3318,996.46      PURCH
0028772044           85         8.5    20000901       20300801      2,396.32       00000000     311,650   2,3311,461.20      PURCH
0028773034           80         8.5    20000901       20300801      2,190.25       00000000     284,850    2,284,677.44      PURCH
0028783058         71.9         8.5    20000901       20300801      4,921.05       00000000     640,000    4,639,612.28     REFINO
0028784197           80       8.625    20000901       20300801      2,109.37       20000901     271,200    2,271,039.88      PURCH
0028788016           80        8.25    20000901       20300801      3,996.74       00000000     532,000   3,9531,660.76      PURCH
0028788818           80         8.5    20000801       20300701      3,616.97       20000801     470,400    3,469,828.04      PURCH
0028788909           80       8.625    20000801       20300701      2,501.99       20000901     321,680    2,321,298.80      PURCH
0028788917           80        8.25    20000901       20300801      2,045.32       00000000     272,250   2,0272,076.40      PURCH
0028789931           95        8.75    20000901       20300801      2,249.57       00000000     285,950   2,2285,785.48      PURCH
0028793479           80       8.375    20000901       20300801      2,360.03       00000000     310,500   2,3310,307.00      PURCH
0028794790           80         9.5    20000901       20300801      3,282.69       00000000     390,400   3,2390,207.98      PURCH
0028795730         93.1        8.25    20000901       20300801      2,028.42       00000000     270,000   2,0269,827.83      PURCH
0028796308           80       8.625    20000901       20300801      3,017.82       00000000     388,000    3,387,770.93      PURCH
0028800001           80       8.375    20000901       20300801      3,009.89       00000000     396,000   3,0395,753.86      PURCH
0028800639           90         8.5    20000901       20300801      2,768.09       20000901     360,000   2,7359,781.91      PURCH
0028804508         75.6         8.5    20000901       20300801      3,075.65       20000901     400,000   3,0399,757.68      PURCH
0028806206           80        8.75    20000901       20300801      2,177.59       00000000     276,800    2,276,640.74      PURCH
0028807527           90        8.75    20000901       20300801      2,609.49       00000000     331,700   2,6331,509.16      PURCH
0028808491         67.7        8.25    20000901       20300801      2,929.94       20000901     390,000   2,9389,751.31      PURCH
0028809382           80        8.75    20000901       20300801      3,146.81       00000000     400,000     3399,769.86      PURCH
0028811255           80       8.625    20000901       20300801      3,745.84       00000000     481,600   3,7481,315.66      PURCH
0028811271         79.9        8.75    20000901       20300801      2,320.77       00000000     295,000   2,3294,830.27      PURCH
0028811685           90       8.375    20000901       20300801      2,544.72       00000000     334,800   2,5334,591.91      PURCH
0028815181           80       8.625    20000901       20300801      2,563.98       20000901     329,650   2,5329,455.38      PURCH
0028815629           80        8.25    20000801       20300701      2,854.82       20000801     380,000   2,8379,513.54     REFINO
0028817138           80       8.625    20000901       20300801      2,276.59       00000000     292,700   2,2292,527.19      PURCH
0028819712           80       8.875    20000901       20300801      2,991.62       00000000     376,000    2,375,789.21      PURCH
0028823151           80         8.5    20000901       20300801      2,448.22       00000000     318,400   2,4318,207.11      PURCH
0028823771         92.1       8.625    20000901       20300801      2,364.32       00000000     303,979   2,3303,799.53      PURCH
0028825826         77.3        8.25    20000901       20300801      2,321.42       00000000     309,000    2,308,802.96      PURCH
0028825917           80       8.625    20000901       20300801      3,328.94       00000000     428,000   3,3427,747.31      PURCH
0028829976           80       8.375    20000901       20300801      2,508.24       00000000     330,000   2,5329,794.89      PURCH
0028839041         63.2         8.5    20000901       20300801      2,498.97       00000000     325,000   2,4324,803.11      PURCH
0028839249         68.5        8.25    20000901       20300801      4,507.60       00000000     600,000   4,5599,617.40      PURCH
0028841898           80         8.5    20000901       20300801      2,275.98       00000000     296,000   2,2295,820.69      PURCH
0028843928         75.7         8.5    20000901       20300801      2,998.76       00000000     390,000   2,9389,763.74      PURCH
0028844249         64.5           8    20000901       20300801      2,201.30       00000000     300,000    2,299,798.70      PURCH
0028846301         68.4       8.125    20000901       20300801      2,413.12       00000000     325,000     2324,787.40     REFINO
0028859502         65.9       8.625    20000401       20300301      2,971.16       20000801     382,000     2380,622.23     REFINO
6000223559         78.8       8.875    20000901       20300801      2,466.50       00000000     310,000   2,4309,826.21      PURCH
6001948691         65.8       8.625    20000901       20300801      2,815.60       00000000     362,000    2,361,786.28      PURCH
6003256267         54.2       8.375    20000901       20300801      7,410.71       00000000     975,000     7974,393.98     REFINO
6004166481           95         8.5    20000901       20300801      2,154.89       00000000     280,250    2,280,080.21      PURCH
6004510159         62.7       8.375    20000801       20300701      2,850.28       20000801     375,000   2,8374,532.19      PURCH
6013057499           80       8.875    20000801       20300701      3,694.25       20000801     464,308   3,6463,785.46      PURCH
6014870288         66.7       8.625    20000901       20300801      5,055.64       00000000     650,000   5,0649,616.24      PURCH
6015574319           90        8.75    20000901       20300801      2,806.17       00000000     356,700    2,356,494.77      PURCH
6017363802           80       8.625    20000801       20300701      2,756.49       20000801     354,400   2,7353,980.02      PURCH
6018597259         57.1       8.375    20000801       20300701      3,800.37       20000801     500,000   3,8499,376.25      REFI
6018717063           80       8.375    20000601       20300501      2,310.62       20000801     304,000    2,303,236.24      PURCH
6023421107         56.6        8.25    20000901       20300801      2,253.80       00000000     300,000   2,2299,808.70      PURCH
6023975847           90        8.75    20000801       20300701      2,212.41       20000801     281,226     2280,819.41      PURCH
6026360492         79.8        8.75    20000801       20300701      2,863.59       20000801     364,000   2,8363,579.63      PURCH
6028107404           80       8.625    20001001       20300901      2,681.82       00000000     344,800    2,344,800.00      PURCH
6031697524           80       8.625    20000801       20300701      2,719.16       20000901     349,600     2349,185.70      PURCH
6036150271           80         8.5    20000901       20300801      2,116.05       00000000     275,200     2275,033.28      PURCH
6042914462           75       8.625    20000901       20300801      2,450.04       20000901     315,000   2,4314,814.02      PURCH
6043126926           80         8.5    20000801       20300701      2,511.74       20000801     326,660     2326,262.80      PURCH
6043455358           80        8.25    20000901       20300801      2,133.60       20000901     284,000    2,283,818.90      PURCH
6044375027           80         8.5    20000801       20300701      2,454.38       20000801     319,200   2,4318,665.22      PURCH
6045283683         27.2           8    20000901       20300801      3,786.23       00000000     516,000   3,7515,653.77      PURCH
6047594392           75           9    20000901       20300801      2,413.87       20000901     300,000    2,299,836.13      PURCH
6051833157           80         8.5    20000901       20300801      4,398.19       00000000     572,000    4,571,653.48      PURCH
6052381800           80         8.5    20000901       20300801      2,768.09       00000000     360,000   2,7359,781.91      PURCH
6061027840         65.2         8.5    20000801       20300701      2,883.43       20000801     375,000   2,8374,544.03      PURCH
6068923777           80        8.25    20000901       20300801      2,374.01       20000901     316,000    2,315,798.49      PURCH
6070850273         74.9       8.375    20000901       20300801      1,991.39       00000000     262,000     1261,837.15      REFI
6072269555           95       8.875    20000801       20300701      2,076.44       20000801     260,975   2,0260,681.30      PURCH
6075954161         74.2        8.25    20000901       20300801      2,479.18       00000000     330,000    2,329,789.57      PURCH
6076068417           80         8.5    20000901       20300801      2,583.55       00000000     336,000   2,5335,796.45      PURCH
6076500930         59.3         8.5    20000801       20300701      6,151.31       20000901     800,000      799,027.28      PURCH
6087819881           75       8.375    20000901       20300801      2,670.71       00000000     351,375    2,351,156.51      PURCH
6095253560         82.2       8.875    20000801       20300701      2,092.55       20000801     263,000   2,0262,704.01     REFINO
6098369090         65.5         8.5    20000901       20300801      3,675.41       00000000     478,000    3,477,710.42      REFI
6099265438         47.6        9.25    20000801       20300701      8,226.76       00000000   1,000,000   8,2998,959.15      REFI
6100643532           70           8    20000901       20300801      3,107.50       20000901     423,500    3,423,215.83      PURCH
6102083596           52        8.25    20000901       20300801      2,929.94       20000901     390,000   2,9389,751.31      PURCH
6103667512         89.9         7.5    20001001       20300901      2,237.49       00000000     320,000   2,2320,000.00      PURCH
6106415257         69.9         8.5    20001001       20300901      3,197.92       00000000     415,900    3,415,900.00      PURCH
6106870493           80       8.625    20000901       20300801      4,822.30       20000901     620,000   4,8619,633.95      PURCH
6111349525         59.6           9    20000801       20300701      3,282.87       20000801     408,000   3,2407,552.59      REFI
6112656746         58.5        8.25    20000901       20300801      2,103.55       00000000     280,000    2,279,821.45      PURCH
6116482016         31.7       7.375    20001001       20300901      3,453.38       00000000     500,000   3,4500,000.00      REFI
6117904810         78.5       8.625    20000901       20300801      2,838.94       00000000     365,000   2,8364,784.50      PURCH
6122088351           90           9    20000801       20300701      2,085.59       20000801     259,200   2,0258,915.76      PURCH
6125493327           80       8.375    20000901       20300801      2,280.22       20000901     300,000   2,2299,813.53      PURCH
6128239362           90       8.625    20000501       20300401      2,232.65       20000801     287,050   2,2286,190.34      PURCH
6136612303           80       8.625    20000901       20300801      2,924.49       20000901     376,000   2,9375,778.01      PURCH
6137526296           80       8.625    20001001       20300901      2,644.49       00000000     340,000   2,6340,000.00      PURCH
6138290587         25.1       8.125    20000801       20300701      4,826.24       20000801     650,000   4,8649,146.72     REFINO
6138673659         79.9       8.625    20000801       20300701      3,500.06       20000801     450,000   3,5449,466.73      PURCH
6142129250         55.4         8.5    20000901       20300801      3,344.78       00000000     435,000   3,3434,736.47      PURCH
6143343223           80       9.125    20000801       20300701      2,133.83       20000801     262,259    2,261,977.90      PURCH
6144736862         63.7       8.625    20000801       20300701      2,527.82       20000801     325,000   2,5324,614.86      PURCH
6145432750           80        8.75    20000901       20300801      2,580.38       00000000     328,000   2,5327,811.29      PURCH
6146909848         94.8        8.25    20000801       20300701      2,073.50       20000901     276,000   2,0275,646.79      PURCH
6148517631           75       8.625    20000901       20300801      2,636.71       00000000     339,000    2,338,799.85     REFINO
6149897743           75         8.5    20001001       20300901      2,306.75       00000000     300,000   2,3300,000.00     REFINO
6150336854           95       8.875    20000901       20300801      2,192.01       00000000     275,500     2275,345.54      PURCH
6153674251           80        8.75    20000901       20300801      5,001.97       00000000     635,816    5,635,450.19      PURCH
6156181445           80       8.625    20000901       20300801      2,753.38       00000000     354,000   2,7353,790.91      PURCH
6158287703           80        8.75    20000901       20300801      2,171.30       00000000     276,000     2275,841.20      PURCH
6161275240           90         8.5    20000801       20300701      2,525.50       20000901     328,450   2,5328,050.63      PURCH
6163443218           80         8.5    20000901       20300801      3,537.01       00000000     460,000    3,459,721.32      PURCH
6167056750         92.1       8.875    20000801       20300701      3,089.61       20000901     388,315    3,387,877.99      PURCH
6167246922           80           9    20000901       20300801      4,184.04       00000000     520,000    4,519,715.96      PURCH
6168253893           80        8.75    20000401       20300301      4,090.85       20000901     520,000   4,0517,761.29      PURCH
6168766647           80         8.5    20001001       20250901      5,153.46       00000000     640,000    5,640,000.00      PURCH
6172552595         79.1       9.625    20001001       20300901      4,249.95       00000000     500,000   4,2500,000.00      PURCH
6179839607           80           9    20000801       20300701      2,388.12       20001001     296,800    2,296,474.54      PURCH
6180108570           80       7.875    20000901       20300801      3,480.34       00000000     480,000   3,4479,669.66      PURCH
6182726700           80       8.375    20000901       20300801      3,192.31       00000000     420,000     3419,738.94      PURCH
6184403431         56.9         8.5    20000901       20300801      2,383.64       20000901     310,000   2,3309,812.19      PURCH
6186146418         74.9        8.25    20001001       20300901      2,253.80       00000000     300,000   2,2300,000.00      PURCH
6188395815         24.7       8.625    20000901       20300801      3,500.06       00000000     450,000   3,5449,734.32      PURCH
6194096233           80         8.5    20000901       20300801      2,399.02       00000000     312,000   2,3311,810.98      PURCH
6195224321           80        8.75    20000801       20300701      2,045.43       20000901     260,000   2,0259,699.71      PURCH
6197457531           80         8.5    20000801       20300701      2,236.01       20000801     290,800    2,290,446.31      PURCH
6198241009         68.1       8.625    20001001       20300901      2,488.93       00000000     320,000   2,4320,000.00      PURCH
6198764331         67.6       8.375    20000901       20300801      4,674.45       00000000     615,000   4,6614,617.74      PURCH
6199037166           80        8.25    20000801       20300701      1,983.35       20000801     264,000    1,263,662.14      PURCH
6200596754           80        8.25    20000801       20300701      2,554.31       20000801     340,000    2,339,564.89     REFINO
6207874980           30         8.5    20000901       20300801      2,306.75       00000000     300,000   2,3299,818.25      REFI
6210413388           80         8.5    20000801       20300701      2,163.34       20000801     281,350    2,281,007.91      PURCH
6210935976           80       7.875    20000801       20300701      3,277.32       20000801     452,000   3,2451,375.82      PURCH
6214553015         76.2           8    20001001       20300901      2,935.06       00000000     400,000   2,9400,000.00      PURCH
6219681035           80         8.5    20000901       20300801      3,075.66       00000000     400,000   3,0399,757.67      PURCH
6221032904           80       7.875    20000901       20300801      3,769.79       20000901     519,920   3,7519,562.19      PURCH
6221180026           80        8.25    20000901       20300801      2,169.66       20000901     288,800    2,288,615.84      PURCH
6223120681           80        8.25    20000801       20300701      2,524.26       20000801     336,000   2,5335,570.01      PURCH
6223442903           80        8.75    20000801       20300701      2,189.94       20000901     278,369    2,278,047.50      PURCH
6227162119           80       8.375    20000901       20300801      2,128.21       00000000     280,000     2279,825.96     REFINO
6228540792           80        8.75    20000801       20300701      4,720.21       20000801     600,000    4,599,307.06      PURCH
6230592369           75       8.125    20000901       20300801      2,561.62       00000000     345,000    2,344,774.32      PURCH
6230681923           80           8    20000901       20300801      1,966.49       20000901     268,000    1,267,820.18      PURCH
6232489184           90         8.5    20000901       20300801      2,249.08       00000000     292,500   2,2292,322.71      PURCH
6239179184           80       8.125    20000501       20300401      2,376.00       20000801     320,000   2,3318,939.07      PURCH
6243993463           80         8.5    20000901       20300801      3,329.55       00000000     433,020   3,3432,757.68      PURCH
6244759665         56.4        8.75    20000901       20300801      4,326.86       00000000     550,000   4,3549,683.56      REFI
6249169340           90         8.5    20000901       20300801      2,103.75       00000000     273,600    2,273,434.25      PURCH
6250800916           80           9    20000801       20300701      2,513.00       20000801     312,320    2,311,977.52      PURCH
6251283872           75        8.75    20000601       20300501      2,035.59       20000801     258,750   2,0258,147.97      REFI
6253221888           70         8.5    20000901       20300801      2,685.82       20000901     349,300   2,6348,389.35      PURCH
6253783382           80       8.625    20000801       20300701      3,857.84       20000801     496,000   3,8495,412.22      PURCH
6255412816           70       8.625    20000901       20300801      7,622.34       00000000     980,000   7,6979,421.41      PURCH
6256134443         63.6       7.875    20000801       20300701      2,537.75       20000801     350,000   2,5349,516.67      PURCH
6256286599           80        9.25    20001001       20300901      5,287.18       00000000     642,680    5,642,680.00      PURCH
6258094116         27.9        8.25    20000901       20300801      2,253.80       00000000     300,000   2,2299,808.70      PURCH
6263309962           90        8.75    20000801       20300701      2,605.56       20000801     331,200   2,6330,817.49      PURCH
6263485176         75.4       8.375    20001001       20300901      2,341.03       00000000     308,000    2,308,000.00      PURCH
6264051506         89.9       8.625    20000801       20300701      2,328.45       20000801     299,367   2,3298,466.52      PURCH
6272656015           80       8.125    20000901       20300801      3,563.99       00000000     480,000   3,5479,686.01      PURCH
6272818425           80        8.25    20001001       20300901      2,185.95       00000000     290,968    2,290,968.00      PURCH
6278254930           57       8.375    20000901       20300801      4,940.47       00000000     650,000   4,9649,595.99      PURCH
6279112111           90       8.625    20000901       20300801      2,193.84       00000000     282,060    2,281,893.47      PURCH
6280926459           80        8.75    20000801       20300701      3,776.17       20000801     480,000    3,479,445.65      PURCH
6282100715           75       8.875    20000801       20300701      2,894.16       20000801     363,750    2,363,340.64     REFINO
6287221425           95           8    20000901       20300801      2,335.21       20000901     318,250    2,318,036.46      PURCH
6288820647         69.2         8.5    20000801       20300701      3,806.13       20000801     495,000    3,494,398.12      PURCH
6290097184           80        8.25    20000901       20300801      2,536.28       20000901     337,600   2,5337,384.72      PURCH
6291721865         76.3       8.875    20000601       20300501      3,461.06       20000801     435,000    3,434,013.64      PURCH
6291965405         50.4       8.375    20000801       20300701      2,320.13       20000901     305,250    2,304,869.20      PURCH
6295390725           77        8.75    20001001       20300901      4,877.55       00000000     620,000   4,8620,000.00      PURCH
6296216705           80       8.125    20000901       20300801      1,912.68       00000000     257,600     1257,431.49      PURCH
6302334757           80       9.125    20000801       20300701      2,616.65       20000901     321,600    2,321,256.40      PURCH
6303395179           80       8.625    20001001       20300901      2,240.04       00000000     288,000   2,2288,000.00      PURCH
6304790667           80       8.375    20000901       20300801      4,748.94       00000000     624,800   4,7624,411.64      PURCH
6305054162           95         8.5    20000801       20300701      2,008.79       20000901     261,250   2,0260,932.34      PURCH
6306537975           80       8.875    20000801       20300701      3,373.54       20000801     424,000   3,3422,475.66     REFINO
6307342532           75       8.625    20000901       20300801      2,275.04       00000000     292,500   2,2292,327.30      PURCH
6310873101           90       8.875    20001001       20300901      2,212.69       00000000     278,100    2,278,100.00      PURCH
6311431149           80       8.875    20000801       20300701      2,272.37       20000801     285,600   2,2285,278.58     REFINO
6320338855           80       8.625    20000901       20300801      2,755.64       20000901     354,291   2,7354,081.83      PURCH
6322945384         51.6       8.375    20000901       20300801      2,280.22       00000000     300,000   2,2299,813.53      PURCH
6323443660         64.5        8.25    20000901       20300801      2,253.80       00000000     300,000   2,2299,808.70      PURCH
6323828696         77.2           8    20000901       20300801      2,039.87       00000000     278,000   2,0277,813.46      REFI
6324665139           65       8.625    20000801       20300701      2,426.71       20000801     312,000    2,311,630.26      PURCH
6324757084           73         8.5    20000801       20300701      2,960.32       20000801     385,000   2,9384,531.87      REFI
6327566680           80        8.75    20000901       20300801      2,196.47       20000901     279,200    2,279,039.36      PURCH
6328482432           70       8.125    20000901       20300801      2,108.70       00000000     284,000    2,283,814.22      REFI
6328874760           80         8.5    20000901       20300801      3,998.36       00000000     520,000   3,9519,684.97      PURCH
6330019750           60       8.625    20000901       20300801      2,333.37       20000901     300,000   2,3299,722.88      REFI
6336636615           80       8.625    20000801       20300701      2,146.70       20000901     276,000    2,275,672.93      PURCH
6337832031         76.3       8.125    20000801       20300701      2,153.25       20000801     290,000    2,289,619.30      PURCH
6338177279         71.4        8.75    20000901       20300801      2,360.11       20000901     300,000     2299,827.39      PURCH
6338277376           80        8.25    20000901       20300801      2,193.70       00000000     292,000    2,291,813.80      PURCH
6341989025           80       8.625    20000801       20300701      2,252.48       20000801     289,600   2,2289,256.81      PURCH
6345337106           80        8.25    20000901       20300801      3,185.38       20000901     424,000    3,423,729.62      PURCH
6346587972           80         8.5    20000901       20300801      3,352.47       00000000     436,000   3,3435,735.86      PURCH
6347935980           80       7.875    20001001       20300901      4,060.39       00000000     560,000   4,0560,000.00      PURCH
6350259245         70.1           8    20000801       20300701      2,201.30       20000901     300,000    2,299,596.06      PURCH
6350336399           80        8.25    20000901       20300801      2,013.40       00000000     268,000    2,267,829.10      PURCH
6351027518         47.7       8.125    20000801       20300701      2,747.24       20000801     370,000   2,7369,514.30      PURCH
6351920829         61.5        8.75    20000801       20300701      3,146.81       20000901     400,000     3399,538.04      PURCH
6353807081         84.2        8.75    20000801       20300701      2,517.45       20000801     320,000    2,319,630.42      PURCH
6359905608           90       8.375    20000801       20300701      3,078.30       20000901     405,000   3,0404,494.77      PURCH
6363317014         40.4         8.5    20000901       20300801      3,075.66       00000000     400,000   3,0399,757.67      PURCH
6364239589         73.6       8.375    20000801       20300701      2,546.25       20000901     335,000   2,5334,582.09      PURCH
6364515897         38.5       9.125    20000901       20300801      2,367.68       20000901     291,000   2,3290,845.13      PURCH
6364857893           80        8.25    20001001       20300901      2,638.45       00000000     351,200   2,6351,200.00      PURCH
6365461315           60       8.625    20000901       20300801      2,333.37       00000000     300,000   2,3299,822.88      PURCH
6366966916         52.9       8.875    20000801       20300701      3,580.41       20000801     450,000    3,449,493.56      PURCH
6370166313           80         8.5    20000901       20300801      2,355.19       00000000     306,300    2,306,114.44      PURCH
6371076065         76.5        8.75    20000901       20300801      5,113.56       00000000     650,000     5649,626.02      PURCH
6371670206           75       8.375    20000901       20300801      3,414.63       00000000     449,250    3,448,970.76      PURCH
6381424834           80        8.25    20000901       20300801      2,043.45       00000000     272,000   2,0271,826.55      PURCH
6381723433         62.2         8.5    20000901       20300801      2,191.41       00000000     285,000      284,827.34     REFINO
6383016943         79.3         8.5    20000901       20300801      4,997.94       00000000     650,000   4,9649,606.23      PURCH
6383653141           80         8.5    20001001       20300901      2,891.12       00000000     376,000     2376,000.00      PURCH
6385566622           76       7.875    20001001       20300901      1,901.14       00000000     262,200      262,200.00      PURCH
6388054329         58.2        8.75    20000801       20300701      2,013.96       20000801     256,000    2,255,704.34      PURCH
6390604814           80       9.125    20000801       20300701      2,974.65       20000801     365,600   2,9365,209.38      PURCH
6394381245           80       8.625    20000901       20300801      2,084.48       00000000     268,000   2,0267,841.77      PURCH
6394671058         45.5        8.25    20000901       20300801      3,756.34       20000901     500,000   3,7499,681.16      PURCH
6395163907           80        8.75    20001001       20300901      3,392.26       00000000     431,200   3,3431,200.00      PURCH
6399568846           80        8.25    20000901       20300801      2,828.52       20000901     376,500   2,8376,159.92      PURCH
6400072127         59.4         8.5    20000901       20300801      3,767.68       00000000     490,000   3,7489,703.15      PURCH
6403294009           80         8.5    20000801       20300701      2,522.04       20000801     328,000   2,5327,601.18      PURCH
6404687201           80       8.625    20000801       20300701      2,426.71       20000901     312,000    2,311,556.97      PURCH
6407975645           80       8.125    20000801       20300701      2,880.89       20000801     388,000   2,8387,490.67      PURCH
6410999715           80         8.5    20000901       20300801      2,306.75       00000000     300,000   2,3299,818.25      PURCH
6411539445           80         8.5    20000901       20300801      3,537.01       00000000     460,000    3,459,721.32      PURCH
6414160066           80       8.625    20000901       20300801      2,706.71       00000000     348,000    2,347,794.54      PURCH
6414736261           80        8.25    20001001       20300901      2,686.53       00000000     357,600   2,6357,600.00      PURCH
6415294005         70.9       8.375    20000801       20300701      2,280.22       20000801     300,000   2,2299,625.76      PURCH
6422564028           95        8.75    20000901       20300801      2,234.63       00000000     284,050   2,2283,886.57      PURCH
6423179438           70       8.625    20001001       20300901      3,130.61       00000000     402,500     3402,500.00      PURCH
6428437476         85.3         8.5    20000901       20300801      2,137.58       00000000     278,000    2,277,831.59     REFINO
6429200964         44.2         8.5    20000801       20300701      2,498.97       20000801     325,000   2,4324,604.83      REFI
6429630319           75        8.75    20000801       20300701      2,714.12       20000801     345,000     2344,601.57      PURCH
6430204047         73.4       8.625    20000901       20300801      3,500.06       00000000     450,000   3,5449,734.32      PURCH
6435811861         69.8         8.5    20001001       20300901      2,952.63       00000000     384,000   2,9384,000.00      PURCH
6439811438           75       8.125    20000801       20200701      2,184.47       20000901     258,750    2,257,882.03      PURCH
6445023937           80        8.25    20000801       20300701      2,139.61       20000801     284,800     2284,435.53      PURCH
6448829348           80         8.5    20000901       20300801      2,459.91       00000000     319,920    2,319,726.19      PURCH
6450010076           95        9.25    20000901       20300801      2,618.17       00000000     318,250     2318,085.01      PURCH
6452331728         73.6         8.5    20000901       20300801      3,421.67       00000000     445,000    3,444,730.41      PURCH
6454560498           80       8.125    20000901       20300801      2,376.00       00000000     320,000   2,3319,790.67      PURCH
6455300464           80         8.5    20000901       20300801      2,460.53       00000000     320,000   2,4319,806.14      REFI
6459349988           80        7.75    20000901       20300801      3,725.06       00000000     519,960   3,7519,593.02      PURCH
6462981645           50       8.875    20000901       20300801      2,386.94       20000901     300,000   2,3299,831.81      PURCH
6463432663           80           8    20001001       20300901      4,035.71       00000000     550,000    4,550,000.00      PURCH
6463466497         69.4        8.75    20000801       20300701      2,753.46       20000801     350,000   2,7349,595.78      PURCH
6465911581           70       8.375    20001001       20300901      3,218.91       00000000     423,500     3300,000.00      PURCH
6466543466         48.7       8.625    20000801       20300701      2,955.61       20000801     380,000    2,379,549.67      PURCH
6470211571         89.9       8.375    20000901       20300801      2,629.85       00000000     346,000   2,6345,784.94      PURCH
6470928604           80         8.5    20000901       20300801      1,998.56       00000000     259,920    1,259,762.54      PURCH
6473285606           80       7.875    20001001       20300901      3,712.36       00000000     512,000    3,512,000.00      PURCH
6473792841         49.4           8    20000901       20300801      3,228.57       00000000     440,000   3,2439,704.76      PURCH
6477636937           80       8.625    20000901       20300801      2,551.16       00000000     328,000     2327,806.34      PURCH
6477742016           80         8.5    20000901       20300801      2,768.09       00000000     360,000   2,7359,781.91      PURCH
6478705459         13.3        9.25    20000801       20300701      2,468.03       20000801     300,000   2,4299,687.74      REFI
6479140136           80       8.625    20000901       20300801      2,103.15       00000000     270,400     2270,240.35      PURCH
6488257681           70         8.5    20000901       20300801      6,458.88       00000000     840,000   6,4839,491.12      PURCH
6488279511         70.6         8.5    20000901       20300801      2,306.75       00000000     300,000   2,3299,818.25      PURCH
6488353233         62.7       8.875    20000801       20300701      2,673.37       20000801     336,000   2,6335,621.87      PURCH
6490099485           85         8.5    20000901       20300801      2,294.06       20000901     298,350   2,2298,169.25      PURCH
6491756554           80         8.5    20000801       20300701      2,088.50       20000901     271,616   2,0271,232.82      PURCH
6492659500           90       8.625    20000901       20300801      2,191.04       00000000     281,700     2281,533.68      PURCH
6492684979           90           8    20000801       20300701      3,500.06       20000801     477,000   3,5476,357.75      PURCH
6496804664           80         8.5    20000801       20300701      2,026.86       20000801     263,600   2,0263,261.72      PURCH
6499520549         49.1        8.75    20000801       20300701      2,202.77       20000801     280,000   2,2279,676.62      PURCH
6500735268         55.8        8.75    20001001       20300901      2,360.11       00000000     300,000     2300,000.00      PURCH
6501579608           80       8.625    20000901       20300801      2,582.27       00000000     332,000   2,5331,803.98      PURCH
6504475036         62.9       8.375    20000801       20300701      3,237.91       20000901     426,000    3,425,468.59      PURCH
6505639606           80           8    20000901       20300801      2,289.35       00000000     312,000   2,2311,790.65      PURCH
6506724670           80         8.5    20000901       20300801      2,337.50       20000901     304,000   2,3303,715.83      PURCH
6507765805         77.1           8    20001001       20300901      2,201.30       00000000     300,000    2,300,000.00      PURCH
6507966155         79.6        8.25    20000901       20300801      3,305.58       00000000     440,000   3,3439,719.42      PURCH
6513051026           80           9    20000801       20300701      2,995.21       20000801     372,250    2,371,841.81      PURCH
6513343183         42.4       7.625    20000901       20300801      2,477.28       00000000     350,000   2,4349,746.68      PURCH
6514525630           80         8.5    20000901       20300801      3,721.55       00000000     484,000    3,483,706.78      PURCH
6514591632           80       8.375    20000901       20300801      4,712.45       00000000     620,000    4,619,614.63      PURCH
6515304134           80         8.5    20000801       20300701      3,229.44       20000901     420,000   3,2409,489.32      PURCH
6516986749           75        8.25    20000801       20300701      3,104.61       20000901     413,250     3410,714.28      PURCH
6522052502         71.3        8.75    20000801       20300701      2,242.10       20000801     285,000    2,284,670.86     REFINO
6522543294           80        9.75    20000501       20300401      2,440.00       20000801     284,000   2,4283,311.96      PURCH
6522944823           95       7.875    20000901       20300801      1,921.80       00000000     265,050     1264,867.59      PURCH
6526536955           80        8.75    20000901       20300801      2,202.45       00000000     279,960   2,2279,798.93      PURCH
6532749923           80         8.5    20001001       20300901      3,684.64       00000000     479,200   3,6479,200.00      PURCH
6548209334           80        8.25    20000901       20300801      2,554.31       00000000     340,000    2,339,783.19      PURCH
6550041252           80         8.5    20000901       20300801      2,168.34       20000901     282,000    2,281,747.50      PURCH
6552370790           80        8.75    20000801       20300701      2,196.47       20000901     279,200    2,278,877.55      PURCH
6552947860         64.4       8.875    20000801       20300701      2,227.81       20000901     280,000    2,279,684.88      PURCH
6554104932           80        8.25    20000901       20300801      3,092.22       00000000     411,600   3,0411,337.53      PURCH
6555855656         40.3        8.75    20000801       20300701      2,360.11       20000801     300,000     2299,653.52      PURCH
6558399272           80         8.5    20000901       20300801      2,202.17       00000000     286,400    2,286,226.50      PURCH
6561215101           80        8.25    20001001       20300901      2,467.54       00000000     328,450   2,4328,450.00      PURCH
6567825689         73.4         8.5    20000801       20300701      3,498.56       20000801     455,000   3,4454,446.76     REFINO
6567841397           80         8.5    20001001       20300901      4,213.65       00000000     548,000    4,548,000.00      PURCH
6574830342         83.3        8.25    20000901       20300801      3,005.07       00000000     400,000   3,0399,744.93      PURCH
6580758545           80       8.125    20000601       20300501      2,471.04       20000801     332,800    2,331,920.29      PURCH
6582612476         72.9         8.5    20000801       20300701      2,998.77       20000801     390,000   2,9389,525.79      PURCH
6586862002           80       8.875    20000901       20300801      5,696.82       00000000     716,000   5,6715,598.60      PURCH
6587495117           75       9.625    20000901       20300801      4,239.33       00000000     498,750   4,2498,511.06      PURCH
6608823727         67.5       8.625    20000901       20300801      4,083.40       00000000     525,000   4,0524,690.04      PURCH
6611740710         50.6         8.5    20000801       20300701      2,306.75       20000901     300,000   2,3299,635.21      PURCH
6612536042           80        8.75    20000901       20300801      2,637.03       20000901     335,200   2,6335,007.14      PURCH
6617928186         59.5         8.5    20000801       20300701      3,844.57       20000901     500,000   3,8498,884.78      PURCH
6618739475           80         8.5    20000801       20300701      2,392.86       20000901     311,200   2,3310,821.61      PURCH
6619089805           95        9.25    20000801       20300701      2,305.55       20000801     280,250   2,3279,958.30      PURCH
6619734137         54.6         8.5    20000801       20300701      2,249.08       20000801     292,500   2,2292,144.33     REFINO
6622150354           75        9.25    20000901       20300801      3,702.04       20000901     450,000   3,7449,766.71      REFI
6624001399         88.1         8.5    20000901       20300801      2,556.64       20000901     332,500   2,5332,198.57      PURCH
6628989854         37.7        8.25    20000901       20300801      2,629.44       20000901     350,000   2,6349,776.81      PURCH
6634734385           80         8.5    20000901       20300801      2,152.96       20000901     280,000    2,279,830.37      PURCH
6641384257           50       8.375    20000801       20300701      3,800.37       20000801     500,000   3,8499,376.25      PURCH
6642660499         66.1       8.125    20000901       20300801      2,895.74       00000000     390,000   2,8389,744.89      PURCH
6647241279           70         8.5    20000801       20300701      2,938.79       20000801     382,200   2,9381,735.28      PURCH
6647675955           80       8.375    20000901       20300801      2,553.85       20000901     336,000   2,5335,791.15      PURCH
6682823205           95        8.75    20000901       20300801      2,073.94       00000000     263,625   2,0263,473.33      PURCH
6690931073         69.1        8.75    20000901       20300801      2,163.43       00000000     275,000    2,274,841.78      REFI
6705081492           90       8.875    20000901       20300801      2,735.43       20000901     343,800   2,7343,607.26      PURCH
6705795208         78.9         8.5    20000401       20300301      3,844.57       20000801     500,000   3,8494,757.15      PURCH
6707729882         27.3        8.25    20000801       20300701      2,973.52       20000801     395,800   2,9395,293.48      PURCH
6714291827         64.3        8.25    20000801       20300701      6,761.40       20000901     900,000    6,898,848.25      PURCH
6716271736           80        8.75    20000901       20300801      2,737.72       00000000     348,000   2,7347,799.78      PURCH
6720594180         77.4         8.5    20000901       20300801      2,089.15       00000000     271,701    2,271,536.40     REFINO
6726886812           85        8.75    20000801       20300701      2,574.48       20000801     327,250   2,5326,872.07      PURCH
6729662939           80        8.75    20000801       20300701      3,365.19       20000901     427,760    3,427,265.99      PURCH
6730030639           80         8.5    20000901       20300801      3,592.37       00000000     467,200   3,5466,916.96      PURCH
6733451196           80        8.75    20000901       20300801      2,385.28       00000000     303,200   2,3303,025.55      PURCH
6734924498           80       8.875    20000801       20300701      2,342.38       20000801     294,400   2,3294,068.68      PURCH
6738482667         79.5       8.125    20000901       20300801      2,212.65       00000000     298,000    2,297,805.06     REFINO
6750639152         77.4        8.25    20000801       20300701      2,441.62       20000801     325,000    2,324,021.87     REFINO
6752094240         69.5       7.375    19990801       20290701      2,400.79       20000801     347,600   2,4343,745.39     REFINO
6758915794         65.8       8.875    20000801       20300701      2,291.46       20000801     288,000    2,287,675.89      REFI
6760996980           70       8.125    20000901       20300801      2,130.97       00000000     287,000    2,286,812.26      PURCH
6761729588         70.8         8.5    20000901       20300801      3,075.66       00000000     400,000   3,0399,757.67      REFI
6768458108           80        8.75    20000901       20300801      4,295.39       20000901     546,000   4,2545,685.86      PURCH
6775910471         66.7       8.625    20000801       20300701      2,333.37       20000801     300,000   2,3299,644.49      PURCH
6779674198           75       8.875    20000801       20300701      2,178.08       20000801     273,750    2,273,441.21      PURCH
6781452922           80        8.75    20000801       20300701      4,588.04       20000901     583,200   4,5582,526.47      PURCH
6785234367         89.9       9.125    20000601       20300501      2,074.77       20000801     255,000   2,0254,450.94      PURCH
6786580677           90         8.5    20000901       20300801      3,460.12       00000000     450,000    3,449,727.38      PURCH
6793340933           80       8.375    20000801       20300701      4,073.99       20000801     536,000   4,0535,331.36      PURCH
6797654925           80       8.625    20000901       20300801      4,511.19       00000000     580,000      579,657.56      PURCH
6798704265           90        8.75    20000501       20300401      2,442.71       20000801     310,500    2,309,593.65      PURCH
6814439177           80       8.625    20000901       20300801      2,488.93       00000000     320,000   2,4319,811.07      PURCH
6815037574         35.9        8.25    20000901       20300801      2,479.18       00000000     330,000    2,329,789.57     REFINO
6815984270           80         8.5    20000801       20300701      2,232.93       20000801     290,400   2,2289,727.58      PURCH
6818471200           40       8.625    20000901       20300801      2,333.37       20000901     300,000   2,3299,822.88      PURCH
6821419725         71.5         8.5    20001001       20300901      2,422.08       00000000     315,000   2,4315,000.00      PURCH
6830551377         55.9       8.375    20000901       20300801      2,546.25       00000000     335,000   2,5334,791.77      PURCH
6830650898           80       8.625    20000901       20300801      2,065.04       00000000     265,500   2,0265,343.24      PURCH
6830886849         72.4       8.375    20000601       20300501      2,257.42       20000801     297,000   2,2296,151.69     REFINO
6831156739           80       8.375    20000801       20300701      4,940.47       20000801     650,000   4,9649,189.16      PURCH
6831438046           80           8    20001001       20300901      2,530.03       00000000     344,800   2,5344,800.00      PURCH
6832699018         77.3        7.75    20000901       20300801      2,149.24       00000000     300,000    2,299,788.26      PURCH
6832732215           80           8    20000901       20300801      2,582.86       20000901     352,000   2,5351,763.81      PURCH
6838352760           65           8    20000901       20300801      2,729.61       00000000     372,000    2,371,750.39      PURCH
6840770876           80       8.625    20000901       20300801      3,214.11       00000000     413,236      412,992.02      PURCH
6841613109           60         8.5    20000801       20300701      2,306.75       20000801     300,000   2,3299,635.21      PURCH
6845051165           80        7.75    20000901       20300801      2,292.52       00000000     320,000   2,2319,774.15     REFINO
6846355151         58.7       8.375    20000901       20300801      2,698.26       00000000     355,000   2,6354,779.34      PURCH
6848347800           95         9.5    20000501       20300401      2,344.24       20000801     278,792   2,3278,095.32      PURCH
6852033569           80        8.75    20000901       20300801      2,772.34       00000000     352,400   2,7352,197.24      PURCH
6852828752         72.8        8.75    20000901       20300801      3,019.36       00000000     383,800    3,383,579.18      PURCH
6853819396         64.4        8.25    20000801       20300701      3,155.32       20000801     420,000    3,419,417.53      PURCH
6858227868           80       8.125    20000801       20300701      2,397.94       20000801     322,956   2,3322,532.05      PURCH
6861885546           80       8.375    20000501       20300401      4,674.45       20000901     615,000   4,6613,061.82      PURCH
6881323106           90        8.75    20000901       20300801      2,329.42       00000000     296,100   2,3295,929.64      PURCH
6883281104           80       9.125    20000501       20300401      3,189.45       20000801     392,000    3,390,940.94      PURCH
6885077898         73.5        8.75    20000801       20300701      2,109.58       20000801     268,155    2,267,845.31      REFI
6892425965         67.7        8.25    20000901       20300801      2,404.06       20000901     320,000   2,4319,545.94      PURCH
6893068459           80       8.875    20000801       20300701      2,160.98       20000901     271,600    2,271,294.33      PURCH
6898426330           85       8.375    20000801       20300701      4,587.04       20000901     603,500   4,5602,747.16      PURCH
6901591781         61.2         8.5    20000901       20300801      2,306.75       20000901     300,000   2,3299,818.25      PURCH
6902572244           80       8.375    20000901       20300801      3,253.11       20000901     428,000     3427,733.97      PURCH
6906317968           80        8.25    20000901       20300801      2,133.60       00000000     284,000    2,283,818.90      PURCH
6912267942           60       8.625    20000801       20300701      2,566.71       20000801     330,000    2,329,608.94     REFINO
6915196726           80       8.375    20000801       20300701      3,861.17       20000801     508,000     3507,366.29      PURCH
6920643373           80         8.5    20000601       20300501      4,675.00       20000801     608,000   4,6606,510.94      PURCH
6922692956           80       8.375    20000801       20300701      4,256.41       20000801     560,000    4,559,301.41      PURCH
6930002081           80       8.875    20000801       20300701      3,819.10       20000801     480,000     3479,459.81      PURCH
6935663507         69.6       8.875    20000601       20300501      3,182.58       20000801     400,000    3,399,093.00      REFI
6936109302           90       8.875    20000801       20300701      2,613.70       20000801     328,500    2,327,979.19      PURCH
6939288046         25.5        8.75    20000801       20300701      2,202.77       20000801     280,000   2,2279,676.62      REFI
6948472433           80       8.375    20000901       20300801      3,648.35       00000000     480,000   3,6479,701.65      PURCH
6958663046         93.3        9.25    20000501       20300401      2,188.32       20000801     266,000    2,265,299.77      PURCH
6962675838         73.9           8    20000901       20300801      2,201.30       00000000     300,000    2,299,798.70     REFINO
6970201452           79        8.25    20000801       20300701      2,253.80       20000801     300,000   2,2299,616.09      PURCH
6971592750         84.9       8.375    20000501       20300401      2,503.49       20000801     329,375   2,5328,336.98      PURCH
6971908121         59.8         8.5    20000801       20300701      2,806.54       20000801     365,000   2,8364,556.19      REFI
6974970417         46.5        8.75    20000901       20300801      2,596.12       20000901     330,000    2,329,810.13      PURCH
6984727252           95       8.625    20000901       20300801      2,216.71       00000000     285,000     2284,831.73      PURCH
6988348790           80           8    20000901       20300801      2,124.99       00000000     289,600    2,289,405.68      PURCH
6990266709           95       8.375    20000901       20300801      2,130.11       00000000     280,250      280,075.80      PURCH
6994017520         69.9           9    20000801       20300701      2,333.41       20000801     290,000    2,289,681.99      REFI
6996264831           90       8.875    20000801       20300701      2,076.64       20000801     261,000   2,0260,706.26      PURCH
6996488141           80       8.375    20000901       20300801      2,310.62       00000000     304,000    2,303,811.05      PURCH
0023974769           80       8.375    20000801       20300701      2,195.47       20000801     288,850    2,288,450.13      PURCH
0028725026           80        8.25    20000901       20300801      2,103.55       00000000     280,000    2,279,821.45      PURCH
0028731669           80        8.25    20000901       20300801      2,289.86       00000000     304,800   2,2304,605.64      PURCH
0023723406           80        8.25    20000901       20300801      2,122.70       00000000     282,550    2,282,369.83      PURCH
0028669695           80        8.25    20000901       20300801      2,283.86       00000000     304,000   2,2303,806.14      PURCH
0028748697           80       8.375    20000901       20300801      2,619.92       00000000     344,693    2,344,478.75      PURCH
6514386421         48.8       8.375    20000901       20300801      2,356.23       20000901     310,000   2,3309,807.31      PURCH
0028696474         62.5           8    20000301       20300201      2,201.30       20000801     300,000    2,298,245.61      PURCH
0028696573           80       8.625    20000401       20300301      2,594.71       20000901     333,600    2,330,341.01      PURCH
0028696763           80         8.5    20000701       20300601      2,552.79       20000801     332,000   2,5331,098.51      PURCH
0028696888         93.2       8.375    19991001       20290901      1,877.38       20000801     247,000    1,244,385.53     REFINO
0028697183         58.5       7.625    20000101       20291201      1,801.34       20000801     254,500     1252,780.16      PURCH
0028698090           80         8.5    20000601       20300501      2,134.50       20000801     277,600    2,276,920.13      PURCH
0028701449         69.2         8.5    20000501       20300401      3,031.06       20000801     394,200    3,392,988.91      REFI
0028701480           80       7.875    20000301       20300201      3,013.39       20000801     415,600    3,412,575.23      PURCH
0028701555           65       8.375    20000501       20300401      2,470.23       20000801     325,000   2,4323,241.16     REFINO
0028701654         66.7        8.25    20000301       20300201      2,253.80       20000801     300,000   2,2298,632.95      PURCH
0028701993         78.3         8.5    20000501       20300401      4,295.16       20000701     558,600    4,556,883.81      PURCH
0028702132           80       8.875    20000401       20300301      3,055.28       20000801     384,000   3,0382,675.58      PURCH
0028702512         73.7        8.75    20000601       20300501      2,753.45       20000901     350,000   2,7349,185.68      PURCH
0028702637         94.4        8.25    20000201       20300101      2,253.80       20000801     300,000   2,2298,432.25      PURCH
0028704823           80        8.25    20000701       20300601      2,223.75       20000801     296,000   2,2295,429.85      PURCH
0028704880         81.8       8.875    20000701       20200601      2,407.60       20000801     270,000   2,4267,535.23     REFINO
0028704955           80        8.75    20000601       20300501      2,674.79       20000801     340,000   2,6339,208.61      PURCH
0028704989           80         8.5    20000701       20300601      2,512.81       20000801     326,800     2326,201.85      PURCH
0028705085           80        8.75    20000701       20300601      2,187.03       20000801     278,000    2,277,516.65      PURCH
0028705101         89.6       8.375    20000701       20300601      2,280.22       20000901     300,000   2,2299,436.68      PURCH
0028705176           90         8.5    20000701       20300601      3,010.30       20000801     391,500    3,390,783.42      PURCH
0028705267           80        8.75    20000601       20300501      2,391.57       20000801     304,000    2,303,143.71      PURCH
0028705382           80       8.625    20000701       20300601      2,395.60       20000801     308,000   2,3307,319.36      PURCH
0028705507           80       8.625    20000701       20300601      2,457.82       20000801     316,000   2,4315,436.26      PURCH
0028705770         89.9       8.625    20000701       20300601      2,168.48       20000801     278,800    2,277,975.53      PURCH
0028705788           90        8.75    20000601       20300501      2,761.32       20000801     351,000    2,350,183.35      PURCH
0028706174           85         8.5    20000701       20300601      2,581.63       20000901     335,750    2,335,135.47      PURCH
0028706661           80       8.625    20000701       20300601      3,344.50       20000801     430,000   3,3429,232.89      PURCH
0028708279           80         8.5    20000601       20300501      2,675.82       20000801     348,000   2,6347,147.72      PURCH
0028708352           90        8.75    20000701       20300601      2,655.12       20000901     337,500    2,336,006.61      PURCH
0028708691           80       8.375    20000701       20300601      2,365.35       20000901     311,200   2,3310,615.65      PURCH
0028708915           80       8.375    20000701       20300601      2,219.41       20000701     292,000     2291,451.71      PURCH
0028709046           95        8.75    20000701       20300601      2,223.41       20000901     282,625    2,282,090.85      PURCH
0028709210         78.5        8.25    20000701       20300601      2,103.55       20000801     280,000    2,279,460.66      PURCH
0028709350           80        9.25    20000701       20300601      2,120.29       20000801     257,731    2,257,327.06      PURCH
0028709418           95       8.875    20000701       20300601      2,777.60       20000801     349,100   2,7348,508.51      PURCH
0028709434           95        9.25    20000701       20300601      2,579.09       20000801     313,500   2,5313,008.65      PURCH
0028709632           95        7.75    20000701       20300601      2,484.16       20000901     346,750    2,346,011.02      PURCH
0028709723           80        8.75    20000701       20300601      3,801.33       20000801     483,200    3,482,359.90      PURCH
0028709756           80       9.125    20000601       20300501      3,033.23       20000801     372,800   3,0371,997.30      PURCH
0028709848         60.4         8.5    20000701       20300601      2,460.53       20000801     320,000   2,4319,414.28      PURCH
0028709855           80        8.25    20000701       20300601      2,398.05       20000901     319,200   2,3318,585.14      PURCH
0028709905         29.1         8.5    20000601       20300501      3,075.65       20000701     400,000   3,0399,020.37      PURCH
0028709939         76.9       8.375    20000701       20300601      1,976.19       20001001     260,000     1255,997.50      PURCH
0028710192           80        7.75    20000701       20300601      4,075.67       20000801     568,900   4,0567,687.63      PURCH
0028710325           75         8.5    20000501       20300401      2,088.96       20000801     271,677   2,0270,842.33      PURCH
0028710465         82.2       8.625    20000701       20300601      2,621.15       20000801     337,000     2336,398.81     REFINO
0028710648           75         8.5    20000501       20300401      2,306.74       20000801     300,000   2,3299,078.31      PURCH
0028710747           80       8.375    20000601       20300501      2,985.56       20000801     392,800   2,9391,813.14      PURCH
0028710838           80       8.875    20000701       20300601      2,252.47       20000801     283,100   2,2282,620.33      PURCH
0028714608         66.2       8.625    20000701       20300601      3,072.27       20000801     395,000   3,0394,295.34      PURCH
0028719359           80       8.625    20000601       20300501      2,600.93       20000801     334,400   2,6333,601.72      PURCH
0028719516           80        8.75    20000701       20300601      3,372.11       20000801     428,640     3427,782.82      PURCH
0028743862           95           9    20000701       20300601      2,312.21       20000801     287,365     2286,890.54      PURCH
0028744316           80       9.125    20000701       20300601      2,278.18       20000801     280,000    2,241,121.74      PURCH
0028744662         75.8           8    20000601       20300501      1,977.13       20000801     269,450     1268,719.54     REFINO
0028744753           95       8.125    20000701       20300601      1,956.17       20000801     263,458     1262,861.80      PURCH
0028744795         89.8        9.25    20000701       20300601      2,262.36       20000801     275,000   2,2274,568.99      PURCH
0028744845           80       8.875    20000801       20300701      3,691.80       20000801     464,000    3,463,139.39      PURCH
0028750172           80       8.625    20000701       20300601      2,644.10       20000801     339,950    2,339,343.54      PURCH
0028750230         77.5       8.625    20000701       20300601      3,748.95       20000801     482,000   3,7481,140.13      PURCH
0028750305         72.7         8.5    20000701       20300601      3,383.22       20000801     440,000   3,3439,194.67      PURCH
0028750339           80       8.875    20000701       20300601      2,274.75       20000801     285,900   2,2285,415.59      PURCH
0028750354         58.1       8.625    20000701       20300601      2,263.37       20000801     291,000   2,2290,480.86      PURCH
0028750370           95        8.75    20000701       20300601      2,548.13       20000801     323,900    2,323,336.83      PURCH
0028750412         78.3         8.5    20000801       20300701      2,076.07       20000801     270,000   2,0269,671.70      PURCH
0028750453         79.9       8.625    20000701       20300601      2,333.37       20000701     300,000   2,3299,464.81      PURCH
0028750461         94.3         8.5    20000701       20300601      2,306.75       20000801     300,000   2,3299,450.88      PURCH
0028750560         51.5       8.625    20000701       20300601      2,644.49       20000801     340,000   2,6339,393.44      PURCH
0028750685         70.3         8.5    20000701       20300601      3,306.33       20000801     430,000   3,3429,212.96      PURCH
0028750719           95         8.5    20000701       20300601      2,007.64       20000801     261,100   2,0260,622.09      PURCH
0028750776           80         8.5    20000801       20300701      2,748.10       20000801     357,400    2,356,663.31      PURCH
0028750792           80        8.75    20000801       20300701      2,666.53       20000801     338,950   2,6338,558.54      PURCH
0028750842           80        8.75    20000701       20300601      2,840.78       20000901     361,100   2,8360,472.17     REFINO
0028750883           95       8.625    20000701       20300601      2,313.93       20000801     297,500    2,296,969.26      PURCH
0028770840           80         8.5    20000701       20300601      2,650.45       20000801     344,700   2,6344,069.09     REFINO
0028770865         68.9        8.75    20000701       20300601      2,140.22       20000801     272,050    2,271,577.01     REFINO
0028771145         86.1       8.625    20000801       20300701      2,411.15       20000901     310,000      309,632.64     REFINO
0028771228           90       8.875    20000801       20300701      2,363.07       20000801     297,000   2,3296,665.75      PURCH
0028771293         74.4       8.375    20000701       20300601      2,432.23       20000801     320,000   2,4319,399.12      REFI
0028771301           67       8.125    20000701       20300601      4,825.86       20000801     649,950   4,8648,665.85      PURCH
0028771434           80         9.5    20000701       20300601      3,363.42       20000801     400,000   3,3399,405.06      PURCH
0028771442           90       8.625    20000701       20300601      2,100.04       20000801     270,000    2,269,518.32     REFINO
0028771467         77.8         8.5    20000701       20300601      2,691.20       20000801     350,000    2,349,359.38      PURCH
0028771483           80        8.75    20000701       20300601      3,146.80       20000801     400,000    3,399,304.54      PURCH
0028771749         65.7           9    20000701       20300601      5,230.05       20000801     650,000   5,2648,926.84      PURCH
0028771848           80       8.625    20000801       20300701      2,980.49       20000801     383,200   2,9382,745.88      PURCH
0028771913           80         8.5    20000701       20300601      3,998.35       20000801     520,000   3,9519,044.90      PURCH
0028772002         68.4         9.5    20000601       20300501      8,408.54       20000801   1,000,000   8,4998,008.99      PURCH
0028772242           80       8.375    20000701       20300601      2,673.74       20000901     351,774   2,6351,113.46      PURCH
0028772333         78.9       8.875    20000701       20300601      2,259.63       20000901     284,000   2,2283,518.80      PURCH
0028772416         75.5        8.25    20000701       20300601      2,027.29       20000801     269,850   2,0268,316.43      PURCH
0028772523           80         8.5    20000701       20300601      2,386.71       20000801     310,400    2,309,831.86      PURCH
0028772846         89.9         8.5    20000701       20300601      1,958.81       20000801     254,750     1254,283.73      PURCH
0028772937         91.1       9.125    20000301       20300201      2,965.69       20000801     364,500   2,9363,110.77      PURCH
0028773174           90         8.5    20000701       20300601      2,456.68       20000801     319,500   2,4318,915.21      PURCH
0028773232           95           9    20000701       20300601      3,814.32       20000901     474,050    3,473,252.47      PURCH
0028789386         71.9           9    20000801       20300701      2,592.49       20000801     322,200   2,5321,846.69     REFINO
0028794899         79.9       8.375    20000401       20300301      2,173.81       20000801     286,000     2284,914.60     REFINO
0028806347         88.9       8.875    20000801       20300701      3,182.58       20000801     400,000    3,399,549.85      PURCH
0028814903           90       8.625    20000801       20300701      2,467.54       20000801     317,250   2,4316,874.04      PURCH
0028814937           80        8.75    20000801       20300701      3,277.79       20000801     416,650   3,2416,168.82      PURCH
0028814945           90       8.875    20000801       20300701      3,079.15       20000801     387,000    3,386,564.47      PURCH
0028814952           80       8.375    20000701       20300601      2,341.03       20000801     308,000    2,307,421.64      PURCH
0028814960           90       9.125    20000701       20300601      2,965.69       20000801     364,500   2,9363,913.63      PURCH
0028820215         79.9        8.75    20000801       20300701      2,674.79       20000801     340,000   2,6339,607.33      PURCH
0028820249           90        8.75    20000801       20300701      2,244.46       20000801     285,300   2,2284,970.51      PURCH
0028820314           90       8.625    20000801       20300701      2,362.54       20000801     303,750   2,3303,390.03      PURCH
0028820405           80         8.5    20000801       20300701      1,076.48       20000801     140,000    1,139,829.78     REFINO
0028820553           80        8.75    20000801       20300701      2,769.19       20000801     352,000    2,351,593.48     REFINO
0028820611           90        8.75    20000801       20300701      2,301.10       20000901     292,500     2291,413.72      PURCH
0028820645           80       8.625    20000801       20300701      2,096.93       20000801     269,600   2,0269,280.50      PURCH
0028820686         55.3       8.625    20000801       20300701      2,302.26       20000801     296,000   2,3295,649.22      REFI
0028821692         57.5       8.625    20000801       20300701      2,683.38       20000801     345,000   2,6344,591.15     REFINO
0028821825           80       8.625    20000801       20300701      3,328.94       20000801     428,000   3,3427,492.80      PURCH
0028821841           80       8.875    20000801       20300701      2,450.59       20000801     308,000   2,4307,653.38      PURCH
0028821916         88.5       8.875    20000801       20300701      2,323.28       20000801     292,000   2,3291,671.38     REFINO
0028821940         93.4       8.875    20000701       20300601      2,267.59       20000801     285,000   2,2284,517.11     REFINO
0028822229           80        8.75    20000801       20300701      3,996.44       20000801     508,000   3,9507,413.33      PURCH
0028822286         76.9           9    20000701       20300601      5,230.05       20000801     650,000   5,2648,926.84     REFINO
0028822310           80        8.75    20000801       20300701      2,951.70       20000901     375,200    2,374,766.69      PURCH
0028822344         72.2        8.75    20000601       20300501      3,237.27       20000801     411,500   3,2410,542.56      REFI
0028822385           80       8.875    20000701       20300601      2,291.46       20000801     288,000    2,287,512.03      PURCH
0028822443           80         8.5    20000801       20300701      3,198.69       20000801     416,000    3,415,492.84      PURCH
0028822450           80       8.875    20000801       20300701      2,339.20       20000801     294,000   2,3293,669.14      PURCH
0028822526           80       8.875    20000801       20300701      2,355.11       20000801     296,000     2295,621.67      PURCH
0028822591           80        8.75    20000801       20300701      2,643.31       20000801     336,000    2,335,611.96      PURCH
0028822625         62.9       8.625    20000801       20300701      2,566.71       20000801     330,000    2,329,608.94      PURCH
0028823938           80       8.875    20000801       20300701      2,259.63       20000801     284,000   2,2283,680.39     REFINO
0028823987           80       8.375    20000801       20300701      2,076.52       20000901     273,200   2,0272,859.19      PURCH
0028834935           80       8.875    20000701       20300601      2,259.63       20000801     284,000   2,2283,518.80      PURCH
0028835007           80        8.75    20000801       20300701      2,672.81       20000801     339,750    2,339,343.37      PURCH
0028835031           94       8.625    20000801       20300701      2,017.59       20000801     259,400    2,259,092.60      PURCH
0028840072           95       8.875    20000801       20300701      2,988.04       20000801     375,550   2,9375,127.37      PURCH
0028840312         58.3       8.625    20000901       20300801      4,666.74       00000000     600,000   4,6599,645.76      PURCH
0028840361           80        8.25    20000801       20300701      2,286.86       20000801     304,400   2,2304,010.45      PURCH
0028840429           80        8.25    20000801       20300701      3,069.31       00000000     408,551    3,408,028.17      PURCH
0028840494           80         8.5    20000801       20300701      2,460.52       00000000     320,000   2,4319,610.92      PURCH
0028840551           80        8.75    20000801       20300701      2,580.38       20000801     328,000   2,5327,621.20      PURCH
0028848059           90         8.5    20000801       20300701      2,456.68       20000901     319,500   2,4319,111.52      PURCH
0028848521           80       8.875    20000801       20300701      2,068.68       20000801     260,000   2,0259,707.40      PURCH
0028848570           80        8.75    20000901       20300801      2,303.46       00000000     292,800   2,3292,631.54      PURCH
0028848653           75           8    20000801       20300701      2,421.42       20000801     330,000    2,329,555.67      PURCH
0028848679         79.9       8.875    20000801       20300701      2,768.84       20000801     348,000   2,7347,608.37      PURCH
0028848703         62.7         8.5    20000801       20300701      2,588.94       20000801     336,700   2,5336,290.59      PURCH
0028848729           80       8.625    20000801       20300701      3,042.71       20000801     391,200    3,390,736.41      PURCH
0028848786           80         8.5    20000801       20300701      3,057.97       20000801     397,700   3,0397,216.44      PURCH
0028848836           80         8.5    20000801       20300701      2,077.22       20000901     270,150   2,0269,821.52      PURCH
0028848893           80           9    20000801       20300701      2,160.82       20000801     268,550    2,268,255.52      PURCH
0028848919         64.8         8.5    20000801       20300701      1,943.04       20000801     252,700    1,252,392.74      PURCH
0028848968           80        8.75    20000801       20300701      2,500.14       20000801     317,800    2,317,432.97      PURCH
0028849032         88.4        8.75    20000901       20300801      3,146.81       00000000     400,000     3399,769.86      PURCH
0028849107           80        8.75    20000801       20300701      4,550.28       20000801     578,400   4,5577,732.01      PURCH
0028849131           75       8.625    20000801       20300701      3,815.06       20000801     490,500    3,489,918.74      PURCH
0028849172           90       8.375    20000801       20300701      2,113.01       20000801     278,000      277,653.19      PURCH
0028849271         78.7        8.25    20000801       20300701      2,629.44       20000801     350,000   2,6349,552.09      PURCH
0028849404           75       7.875    20000801       20300701      2,066.45       20000801     285,000   2,0284,606.44      REFI
0028849461           80         8.5    20000901       20300801      2,435.92       00000000     316,800   2,4316,608.08      PURCH
0028850543         68.5       8.625    20000801       20300701      3,888.95       20000901     500,000   3,8499,407.48      PURCH
0028851574         47.8         8.5    20000801       20300701      3,480.87       20000801     452,700   3,4452,149.56      PURCH
0028851582         79.8         8.5    20000801       20300701      2,522.04       20000801     328,000   2,5327,601.18      PURCH
0028851590         89.8        8.75    20000801       20300701      2,753.45       20000801     350,000   2,7349,595.79      PURCH
0028851616           90       8.125    20000801       20300701      1,954.62       20000801     263,250    1,262,904.43      PURCH
0028851764           80           9    20000901       20300801      2,597.32       00000000     322,800   2,5322,623.68      PURCH
0028851806         92.3        8.75    20000801       20300701      2,360.10       20000901     300,000    2,299,653.53      PURCH
0028851863           80       8.625    20000801       20300701      2,613.37       20000801     336,000    2,335,601.82      PURCH
0028851871           80       8.625    20000801       20300701      2,271.15       20000801     292,000     2291,653.96      PURCH
0028851897           89       9.375    20000801       20300701      2,919.44       20000801     351,000    2,350,644.10      PURCH
0028851905         78.6           8    20000801       20300701      2,421.42       20000901     330,000    2,329,555.67      PURCH
0028851921         78.8       8.625    20000801       20300701      4,666.74       20000801     600,000   4,6599,288.97      PURCH
0028851962         55.1         8.5    20000901       20300801      4,229.02       20000901     550,000   4,2549,666.81      PURCH
0028852002           80        8.75    20000801       20300701      3,430.71       20000901     436,088    3,435,584.37      PURCH
0028852028           80         8.5    20000801       20300701      2,187.94       20000801     284,550    2,284,204.01      PURCH
0028852036           75        8.75    20000801       20300701      2,891.12       20000901     367,500     2367,075.59      REFI
0028852044         79.9       8.375    20000801       20300701      4,492.03       20000801     591,000   4,4590,262.75      PURCH
0028852093         79.9         8.5    20000901       20300801      2,291.36       00000000     298,000    2,297,819.47      PURCH
0028852127         79.5       8.625    20000801       20300701      3,313.38       20000801     426,000    3,425,495.18      PURCH
0028852150         76.3           8    20000801       20300701      3,668.82       20000801     500,000   3,6499,326.78      PURCH
0028852234           75       8.625    20000801       20300701      3,295.88       20000801     423,750   3,2423,247.84      REFI
0028855922         85.7       8.625    20000801       20300701      2,100.04       20000801     270,000    2,269,680.03      PURCH
0028856169           80           8    20000801       20300701      2,165.34       20000801     295,100    2,294,702.66      PURCH
0028856904           80       8.625    20000801       20300701      2,315.87       20000801     297,750    2,297,397.16      PURCH
0028857084         92.3           8    20000801       20300701      2,201.30       20000801     300,000    2,299,596.06      PURCH
0028857324           80       8.625    20000801       20300701      2,363.71       20000901     303,900    2,303,539.85      PURCH
0028857548           80         8.5    20000801       20300701      2,076.07       20000801     270,000   2,0269,671.70      PURCH
0028864593           80       8.625    20000801       20300701      3,297.83       20000801     424,000   3,2423,497.54      PURCH
0028877553           76       8.625    20000901       20300801      5,444.53       00000000     700,000   5,4699,586.72      PURCH
0028877769           80       8.625    20000901       20300801      2,831.94       00000000     364,100    2,363,885.03      PURCH
0028879476           80         8.5    20000901       20300801      2,441.31       00000000     317,500     2317,307.65      PURCH
0028879542           80         8.5    20000901       20300801      2,664.29       00000000     346,500   2,6346,290.09      PURCH

                     Curr        Doc         PMI    Remain                  FICO        Pymt Due  Date
LoanNumber           Value      Type        Code    Term        Income
0022870992           315,000    Standard       06     359      0009901.00     651             20000901
0023699036           337,000    Standard              359      0011668.00     751             20000901
0023788854           395,500    Standard              358      0009419.00     778             20001001
0023794076           360,000    Standard              359      0013103.00     783             20001001
0023838584           425,000    Standard              358      0000000.00     787             20000901
0023839582           393,000    Standard       35     355      0018675.00     737             20001001
0023882749           360,000    Standard              355      0016666.00     612             20000901
0023897051           485,000    Standard              358      0000000.00     760             20000901
0023922669           950,000    Standard              354      0025975.00     708             20000901
0023983752           324,000    Standard       11     355      0009500.00     642             20000901
0023987415           435,000    Standard              356      0007504.00     571             20001001
0023988306           470,000    Standard              358      0000000.00     717             20000901
0023995392           380,000    Standard              358      0009845.00     740             20000901
0023997349           880,000    Standard              358      0034466.00     684             20000901
0028064152           600,000    Standard              356      0031704.00     621             20000901
0028232957           891,202    Reduced               359      0015890.00     727             20000901
0028452357           420,000    Reduced               358      0000000.00     784             20000901
0028452563           484,500    Reduced               358      0000000.00     759             20000901
0028469831           388,000    Standard              356      0000000.00     734             20000901
0028470334           347,000    Standard              358      0000000.00     767             20001001
0028490373           385,000    Standard              357      0000000.00     746             20000901
0028493161           360,000    Standard              357      0010495.00     696             20000901
0028528727           480,000    Standard              358      0010416.00     763             20000901
0028530707           353,000    Standard              358      0009837.00     687             20000901
0028536076           518,500    Standard              358      0000000.00     766             20000901
0028539005           330,000    Standard       01     357      0008000.00     613             20000901
0028539237           325,000    Standard       01     357      0010833.00     732             20000901
0028540623           410,000    Standard       06     358      0000000.00     745             20000901
0028540979           502,000    Standard       06     358      0013750.00     785             20000901
0028543197           348,000    Standard              358      0000000.00     710             20001001
0028556959           486,000    Standard              358      0000000.00     775             20000901
0028557114           460,000    Standard              358      0013872.00     762             20000901
0028558120           530,000    Standard              358      0000000.00     756             20000901
0028568111           560,000    Standard              358      0000000.00     656             20000901
0028570281           350,000    Standard              358      0000000.00     753             20001001
0028570331           400,000    Standard       01     358      0012083.00     615             20000901
0028577625         1,175,000    Standard              359      0016167.00     658             20001001
0028582591           332,000    Standard              357      0009423.00     737             20000901
0028587517           450,000    Standard              358      0000000.00     801             20001001
0028588192           402,500    Standard              359      0000000.00     741             20000901
0028588853           430,000    Standard              358      0000000.00     764             20001001
0028589752           430,000    Standard              358      0031452.00     712             20000901
0028591915           445,000    Reduced               358      0007786.00     587             20000901
0028592376           690,000    Standard              358      0000000.00     737             20000901
0028598654           465,000    Reduced               358      0000000.00     707             20000901
0028598712           341,500    Standard              358      0000000.00     716             20000901
0028599173           525,000    Standard              359      0000000.00     744             20000901
0028599504           350,000    Reduced        06     358      0010362.00     689             20000901
0028599918           500,000    Standard              358      0000000.00     789             20000901
0028600302           514,000    Standard              359      0000000.00     748             20000901
0028601474           371,100    Standard              359      0000000.00     767             20001001
0028601649           389,000    Standard              358      0009547.00     793             20000901
0028603504           502,500    Standard              358      0030009.00     696             20001001
0028604064           392,000    Reduced               358      0000000.00     687             20000901
0028606044           300,000    Standard       06     358      0000000.00     692             20000901
0028606911           570,000    Standard              358      0013738.00     816             20000901
0028607091           286,500    Standard       11     358      0007225.00     665             20000901
0028609931           390,000    Reduced               357      0000000.00     632             20001001
0028613651           445,000    Standard              359      0000000.00     743             20000901
0028615037           382,000    Standard              358      0010416.00     794             20000901
0028615706           480,000    Standard              359      0000000.00     684             20001001
0028618064           380,000    Reduced        11     358      0007636.00     653             20000801
0028618429           455,000    Standard       24     359      0000000.00     787             20000901
0028622355           337,000    Standard       35     358      0000000.00     744             20001001
0028629095           469,950    Standard              359      0000000.00     742             20000901
0028630549           330,000    Standard              358      0008916.00     743             20000901
0028630796           810,000    Standard              359      0027500.00     760             20000901
0028631265           352,000    Standard              358      0000000.00     704             20000901
0028633212           510,000    Standard              357      0000000.00     740             20000901
0028633246           440,000    Standard              358      0000000.00     714             20000901
0028635738           395,000    Standard       35     358      0019578.00     782             20000901
0028636678           850,000    Standard              358      0060686.00     657             20000901
0028638518           335,000    Standard              357      0000000.00     670             20000901
0028638872           340,000    Standard              358      0000000.00     726             20000901
0028640811           386,000    Standard              358      0000000.00     737             20000901
0028643013           277,000    Standard       01     357      0000000.00     659             20000901
0028644201           435,000    Standard              359      0012484.00     638             20000901
0028645877           338,000    Standard       24     358      0000000.00     644             20000901
0028648855           525,000    Standard              358      0000000.00     637             20000901
0028648913           290,000    Standard       06     357      0000000.00     726             20000901
0028649978           465,000    Standard              358      0000000.00     754             20000901
0028650414           427,000    Standard              357      0012750.00     724             20000901
0028653996           438,000    Reduced               359      0000000.00     768             20001101
0028654747           365,000    Standard       13     358      0009625.00     667             20000901
0028655009           295,000    Standard       11     358      0000000.00     736             20000901
0028655876           514,000    Standard              358      0000000.00     646             20000901
0028656064           500,000    Standard       12     357      0021133.00     742             20001001
0028656072           501,500    Standard              358      0009693.00     698             20000901
0028656080           405,000    Standard              357      0009167.00     761             20000901
0028656098           490,000    Standard              358      0000000.00     730             20000901
0028656551           343,000    Standard              358      0000000.00     771             20001001
0028657013           425,000    Standard              358      0000000.00     761             20000901
0028658755           412,000    Standard              358      0010117.00     653             20000901
0028660140           445,000    Standard              358      0011360.00     705             20000901
0028661684           287,000    Standard       35     358      0010459.00     708             20001001
0028662435           578,500    Reduced               358      0000000.00     738             20000901
0028663771           532,000    Standard              358      0000000.00     780             20000901
0028666444           501,000    Standard              358      0000000.00     797             20000901
0028666576           478,000    Reduced               357      0000000.00     796             20001001
0028666600           362,000    Reduced               358      0000000.00     756             20000901
0028666642           340,000    Standard              358      0000000.00     725             20000901
0028666675           730,000    Standard              359      0000000.00     686             20000901
0028667202           897,000    Standard              358      0000000.00     726             20000901
0028669257           525,000    Standard              358      0012998.00     690             20000901
0028672152           515,000    Standard              358      0000000.00     694             20001001
0028673242           700,000    Standard              358      0018333.00     726             20000901
0028674026           650,000    Standard              359      0000000.00     744             20000901
0028675346           430,000    Reduced               359      0000000.00     760             20000901
0028680098           470,000    Standard       35     358      0000000.00     765             20000901
0028680700           328,000    Standard       11     358      0000000.00     695             20000901
0028681112           362,800    Standard       35     358      0000000.00     785             20000901
0028682540           630,000    Standard              358      0000000.00     736             20000901
0028686152           430,000    Reduced        13     358      0009625.00     758             20000801
0028686814           910,000    Standard              358      0000000.00     738             20000901
0028687861           675,000    Reduced               358      0025183.00     707             20000901
0028687994           540,000    Reduced               358      0000000.00     714             20000901
0028689479           418,000    Standard              359      0000000.00     753             20000901
0028689933           283,000    Standard       35     358      0013000.00     676             20000901
0028690006           469,000    Standard              358      0000000.00     739             20000901
0028690105           288,000    Reduced        12     358      0000000.00     744             20000901
0028690188           570,000    Standard              358      0000000.00     762             20000901
0028690220           435,000    Standard       13     358      0000000.00     726             20000901
0028690758           408,000    Standard              359      0000000.00     781             20000901
0028693034           540,000    Standard              358      0014617.00     725             20000901
0028695724           505,000    Standard              358      0000000.00     739             20000901
0028696276           280,000    Standard       13     358      0013750.00     650             20000901
0028696508           360,000    Reduced               358      0000000.00     731             20000901
0028697530           645,000    Standard              359      0000000.00     745             20000901
0028703387           552,000    Standard              358      0000000.00     716             20000901
0028703650           710,000    Standard              358      0000000.00     755             20001001
0028703676           489,000    Reduced               358      0000000.00     735             20000801
0028703692           650,000    Standard              358      0026249.00     761             20000901
0028703981           455,000    Reduced               358      0000000.00     759             20000901
0028704286           602,000    Standard              359      0000000.00     744             20000901
0028704906           553,000    Standard              358      0000000.00     729             20000901
0028705960           368,000    Standard              358      0000000.00     754             20000901
0028706364           535,000    Reduced               358      0000000.00     797             20000901
0028706398           290,000    Standard       35     358      0008292.00     687             20001001
0028706570           390,000    Standard              357      0000000.00     780             20001001
0028706612           365,000    Standard              358      0008600.00     759             20001001
0028706844           532,000    Stated                358      0000000.00     760             20001001
0028706893           360,000    Standard       12     358      0000000.00     692             20000901
0028708360           458,000    Standard              358      0008816.00     723             20000901
0028708451           545,000    Standard              358      0000000.00     710             20000901
0028709236           407,000    Standard              358      0012834.00     754             20000901
0028709780         1,200,000    Standard              359      0090000.00     783             20000901
0028710614           280,000    Standard       12     358      0009066.00     739             20000901
0028710994           366,000    Standard              359      0000000.00     714             20000901
0028711828           405,000    Standard              359      0000000.00     771             20001001
0028712222           435,000    Reduced               359      0000000.00     734             20000901
0028712677           630,000    Standard              358      0007750.00     721             20000901
0028712990           365,000    Standard              358      0010716.00     755             20000901
0028713071           390,000    Standard       35     358      0011250.00     737             20000901
0028713097           420,000    Reduced               358      0000000.00     786             20000901
0028713543           497,000    Standard              359      0000000.00     768             20001001
0028713568           358,500    Standard              359      0000000.00     687             20001001
0028713881           272,000    Standard       13     358      0000000.00     737             20000901
0028714418           371,000    Standard       12     358      0009334.00     687             20000901
0028714574           383,000    Reduced               359      0000000.00     718             20000901
0028717247           535,000    Standard              358      0000000.00     754             20000901
0028717932           335,000    Reduced               359      0000000.00     816             20000901
0028718443           446,000    Standard              358      0000000.00     797             20000801
0028718526           503,000    Standard              358      0000000.00     769             20000901
0028719136           425,000    Standard              358      0000000.00     700             20001001
0028719367           525,000    Standard              358      0027583.00     711             20000901
0028719508           540,000    Standard              358      0000000.00     771             20000901
0028719797           370,000    Standard              358      0000000.00     758             20001001
0028719813           320,000    Standard       11     358      0000000.00     750             20000901
0028720308           325,000    Standard       24     359      0011005.00     761             20000901
0028720381           420,000    Standard              358      0000000.00     725             20000901
0028721520           575,000    Standard              358      0000000.00     721             20000901
0028721538           347,000    Standard              358      0009081.00     778             20001001
0028721546           390,000    Standard              359      0010977.00     698             20000901
0028721827           385,000    Standard       11     359      0000000.00                     20001001
0028721884           505,000    Standard              359      0000000.00     785             20001001
0028721991           336,000    Standard              358      0000000.00     712             20000901
0028722064           371,500    Standard              358      0008600.00     764             20000901
0028722114           398,000    Standard              358      0000000.00     771             20000901
0028722312           605,000    Standard              359      0000000.00     746             20000901
0028722411           451,000    Standard              358      0000000.00     700             20000901
0028723252           387,000    Standard              358      0000000.00     735             20000901
0028724078           450,000    Standard              359      0000000.00     757             20000901
0028725059           412,000    Standard              358      0020108.00     706             20000901
0028725398           405,000    Standard              359      0000000.00     697             20000901
0028725505         1,180,000    Standard              359      0022927.00     735             20000901
0028726073           350,000    Standard              359      0020504.00     710             20000901
0028726081           385,000    Standard              359      0000000.00     730             20000901
0028726206           405,000    Standard              359      0000000.00     781             20000901
0028726479           440,000    Standard              358      0000000.00     751             20001001
0028727170           490,000    Standard              359      0000000.00     712             20000901
0028727246           390,000    Standard              359      0000000.00     704             20000901
0028729655           320,000    Standard       11     358      0000000.00     683             20000901
0028730703         1,779,272    Standard              359      0014909.00     778             20000901
0028731206           388,000    Standard              359      0014231.00     642             20000901
0028731339           380,000    Standard              358      0000000.00     778             20000901
0028732055           730,000    Standard              358      0000000.00     761             20001001
0028732550           455,000    Standard              359      0000000.00     746             20000901
0028733673           750,000    Standard              359      0021928.00     717             20000901
0028734143           325,000    Reduced        35     358      0000000.00     745             20000901
0028734317           398,400    Standard              359      0000000.00     787             20001001
0028734432           595,000    Standard              359      0008065.00     779             20001001
0028735249           488,000    Standard              358      0000000.00     755             20000901
0028735785           730,000    Standard              358      0013035.00     653             20000901
0028739357           370,000    Standard       06     358      0000000.00     709             20001001
0028739498           327,000    Standard              358      0009545.00     656             20000901
0028739514           465,000    Standard              358      0000000.00     740             20001001
0028739522           635,000    Standard              359      0000000.00     661             20000901
0028739548           369,000    Standard              358      0000000.00     731             20001001
0028742443           360,000    Standard       01     358      0007000.00     694             20000901
0028742534           560,000    Reduced               358      0000000.00     780             20000901
0028743359           427,000    Reduced               358      0000000.00     773             20001001
0028743425           420,000    Standard              359      0000000.00     756             20000901
0028744613           940,000    Standard              358      0016639.00     792             20000901
0028745891           400,000    Standard       11     358      0000000.00     656             20000801
0028748283           355,000    Standard              358      0000000.00     764             20000901
0028749307           301,000    Standard       13     357      0000000.00     658             20000901
0028750156           297,000    Standard       01     358      0000000.00     739             20000901
0028750503           290,000    Standard       12     358      0000000.00     757             20000901
0028750545           357,000    Standard              359      0000000.00     775             20001001
0028751121           333,000    Standard       35     358      0000000.00     754             20000901
0028751725           925,000    Standard              359      0000000.00     659             20001001
0028751907           320,000    Standard              358      0000000.00     743             20000901
0028752418           408,000    Standard              358      0000000.00     688             20000901
0028752814           380,000    Standard              358      0000000.00     767             20000901
0028753283           350,000    Standard       35     358      0000000.00     692             20000901
0028757094         1,275,000    Standard              359      0000000.00     724             20001001
0028757607           340,000    Standard              358      0000000.00     784             20000901
0028758324           360,000    Standard       11     359      0015000.00     707             20000901
0028759769           875,000    Standard              359      0043333.00     770             20000901
0028760866           350,000    Standard              358      0000000.00     738             20000901
0028761211           430,000    Reduced        12     358      0000000.00     725             20000901
0028761690           485,000    Standard              358      0000000.00     729             20000901
0028761864           350,000    Standard              358      0000000.00     742             20000901
0028761963           635,000    Standard              359      0035080.00     653             20000901
0028762433           511,000    Standard              359      0000000.00     634             20000901
0028762995           483,779    Standard              359      0000000.00     675             20000901
0028765642           550,000    Standard              359      0000000.00     773             20000901
0028766863           457,500    Reduced               359      0000000.00     745             20000901
0028770345           485,000    Standard              359      0000000.00     777             20001001
0028771087           455,000    Standard              359      0000000.00     693             20001001
0028771400           400,000    Standard              359      0000000.00     762             20000901
0028772044           367,000    Standard       13     359      0000000.00     682             20000901
0028773034           359,000    Standard              359      0000000.00     793             20000901
0028783058           890,000    Standard              359      0023786.00     666             20000901
0028784197           339,000    Standard              359      0000000.00     737             20001001
0028788016           665,000    Standard              359      0016659.00     709             20000901
0028788818           590,000    Reduced               358      0000000.00     767             20000901
0028788909           405,000    Reduced               358      0000000.00     781             20001001
0028788917           340,334    Standard              359      0008931.00     710             20000901
0028789931           310,000    Standard       06     359      0000000.00     755             20000901
0028793479           389,000    Standard              359      0000000.00     666             20000901
0028794790           488,000    Standard              359      0000000.00     717             20000901
0028795730           290,500    Standard       12     359      0010274.00     711             20000901
0028796308           504,000    Standard              359      0000000.00     722             20000901
0028800001           510,000    Standard              359      0000000.00     760             20000901
0028800639           410,000    Reduced        13     359      0000000.00     685             20001001
0028804508           530,000    Standard              359      0000000.00     752             20001001
0028806206           350,000    Standard              359      0011754.00     772             20000901
0028807527           372,000    Standard       01     359      0013594.00     687             20000901
0028808491           580,000    Standard              359      0000000.00     755             20001001
0028809382           500,000    Standard              359      0000000.00     774             20000901
0028811255           602,000    Standard              359      0000000.00     686             20000901
0028811271           380,000    Reduced               359      0000000.00     791             20000901
0028811685           372,000    Standard       12     359      0000000.00     703             20000901
0028815181           438,000    Reduced               359      0000000.00     761             20001001
0028815629           475,000    Standard              358      0000000.00     779             20000901
0028817138           367,000    Standard              359      0011543.00     667             20000901
0028819712           470,000    Standard              359      0015166.00     711             20000901
0028823151           399,000    Standard              359      0000000.00     788             20000901
0028823771           332,000    Standard       01     359      0000000.00     754             20000901
0028825826           545,000    Standard              359      0000000.00     643             20000901
0028829976           414,000    Standard              359      0000000.00     805             20000901
0028839041           515,000    Standard              359      0000000.00     751             20000901
0028839249           876,000    Standard              359      0018750.00     734             20000901
0028841898           390,000    Reduced               359      0000000.00     690             20000901
0028843928           515,000    Standard              359      0000000.00     714             20000901
0028844249           465,000    Standard              359      0000000.00     746             20000901
0028846301           475,000    Reduced               359      0000000.00     755             20000901
0028859502           580,000    Standard              354      0000100.00     774             20000901
6000223559           400,000    Standard              359      0010569.00                     20000901
6001948691           550,000    Standard              359      0007243.00     758             20000901
6003256267         1,800,000    Standard              359      0026203.00     742             20000901
6004166481           300,000    Standard       01     359      0010417.00     706             20000901
6004510159           605,500    Reduced               358      0014720.00     773             20000901
6013057499           580,500    Standard              358      0013491.00     680             20000901
6014870288           975,000    Reduced               359      0013764.00     756             20000901
6015574319           396,441    Reduced        06     359      0015000.00     746             20000901
6017363802           443,000    Reduced               358      0011656.00     734             20000901
6018597259           875,000    Standard              358      0010204.00     777             20000901
6018717063           380,000    Standard              356      0013133.00     669             20000901
6023421107           538,000    Standard              359      0013000.00     691             20000901
6023975847           320,000    Reduced        06     358      0010987.00     675             20000901
6026360492           456,000    Reduced               358      0011000.00     793             20000901
6028107404           435,000    Standard              360      0010762.00     692             20001001
6031697524           440,000    Standard              358      0010499.00     732             20001001
6036150271           350,000    Standard              359      0006688.00     664             20000901
6042914462           420,000    Standard              359      0017363.00     717             20001001
6043126926           415,000    Standard              358      0013444.00     759             20000901
6043455358           355,000    Standard              359      0008166.00     738             20001001
6044375027           399,000    Reduced               358      0012269.00     785             20000901
6045283683         1,900,000    Reduced               359      0054842.00     767             20000901
6047594392           400,000    Reduced               359      0009289.00     745             20001001
6051833157           715,000    Reduced               359      0028749.00     761             20000901
6052381800           450,000    Reduced               359      0008853.00     753             20000901
6061027840           575,000    Reduced               358      0038328.00     740             20000901
6068923777           395,000    Reduced               359      0012500.00     721             20001001
6070850273           350,000    Standard              359      0006414.00     628             20000901
6072269555           275,300    Standard       12     358      0008941.00     647             20000901
6075954161           445,000    Reduced               359      0006801.00     774             20000901
6076068417           430,000    Standard              359      0009967.00     659             20000901
6076500930         1,350,000    Reduced               358      0019360.00     804             20001001
6087819881           469,000    Reduced               359      0017750.00     727             20000901
6095253560           320,000    Reduced        12     358      0007851.00     723             20000901
6098369090           730,000    Reduced               359      0011490.00     753             20000901
6099265438         2,100,000    Standard              358      0021166.00     654             20000801
6100643532           605,000    Reduced               359      0012497.00     779             20001001
6102083596           750,000    Standard              359      0009402.00     741             20001001
6103667512           356,000    Standard       01     360      0016041.00     704             20001001
6106415257           595,000    Standard              360      0049833.00     641             20001001
6106870493           775,000    Reduced               359      0036022.00     715             20001001
6111349525           685,000    Standard              358      0008958.00     677             20000901
6112656746           480,000    Reduced               359      0015377.00     725             20000901
6116482016         1,575,000    Standard              360      0009265.00     761             20001001
6117904810           470,000    Reduced               359      0044797.00     738             20000901
6122088351           288,000    Standard       06     358      0007384.00     655             20000901
6125493327           389,000    Reduced               359      0008584.00     754             20001001
6128239362           319,000    Standard       13     355      0013236.00     591             20000901
6136612303           489,000    Reduced               359      0013996.00     742             20001001
6137526296           425,000    Reduced               360      0007318.00     750             20001001
6138290587         2,590,000    Reduced               358      0033521.00     783             20000901
6138673659           575,000    Reduced               358      0014358.00     781             20000901
6142129250           785,000    Reduced               359      0012837.00     718             20000901
6143343223           327,824    Reduced               358      0008083.00     754             20000901
6144736862           540,000    Standard              358      0015000.00     620             20000901
6145432750           415,000    Standard              359      0016037.00     672             20000901
6146909848           291,000    Standard       06     358      0007385.00     728             20001001
6148517631           452,000    Reduced               359      0013694.00     700             20000901
6149897743           400,000    Reduced               360      0007666.00     722             20001001
6150336854           290,000    Standard       12     359      0007265.00                     20000901
6153674251           795,000    Standard              359      0018106.00     748             20000901
6156181445           445,000    Reduced               359      0007811.00     756             20000901
6158287703           345,000    Standard              359      0009166.00     670             20000901
6161275240           365,000    Standard       12     358      0012583.00     754             20001001
6163443218           575,000    Standard              359      0010806.00     653             20000901
6167056750           435,000    Reduced        12     358      0012150.00     723             20001001
6167246922           665,000    Standard              359      0016105.00     772             20000901
6168253893           650,000    Standard              354      0027925.00     670             20001001
6168766647           800,000    Standard              300      0022749.00     610             20001001
6172552595           632,000    Standard              360      0013451.00     754             20001001
6179839607           371,000    Standard              358      0013934.00     696             20001101
6180108570           620,000    Reduced               359      0042000.00     728             20000901
6182726700           525,000    Standard              359      0011666.00     651             20000901
6184403431           550,000    Reduced               359      0006505.00     755             20001001
6186146418           420,000    Standard              360      0010580.00     813             20001001
6188395815         1,840,000    Reduced               359      0029248.00     752             20000901
6194096233           390,000    Standard              359      0009294.00     772             20000901
6195224321           338,000    Standard              358      0008821.00     595             20001001
6197457531           390,000    Reduced               358      0011185.00     748             20000901
6198241009           470,000    Reduced               360      0018750.00     726             20001001
6198764331           910,000    Standard              359      0017587.00     685             20000901
6199037166           332,750    Reduced               358      0009316.00     788             20000901
6200596754           425,000    Standard              358      0020076.00     733             20000901
6207874980         1,000,000    Standard              359      0014267.00     774             20000901
6210413388           355,000    Reduced               358      0008234.00     754             20000901
6210935976           565,000    Reduced               358      0011416.00     755             20000901
6214553015           525,000    Reduced               360      0017082.00     790             20001001
6219681035           530,000    Standard              359      0011250.00     756             20000901
6221032904           660,000    Standard              359      0015000.00     683             20001001
6221180026           361,000    Reduced               359      0014789.00     784             20001001
6223120681           423,000    Reduced               358      0008280.00     774             20000901
6223442903           348,000    Reduced               358      0018994.00     724             20001001
6227162119           350,000    Reduced               359      0007124.00     791             20000901
6228540792           750,000    Standard              358      0028883.00     607             20000901
6230592369           471,000    Reduced               359      0018655.00     718             20000901
6230681923           335,000    Reduced               359      0009337.00     706             20001001
6232489184           326,000    Reduced        12     359      0012275.00     784             20000901
6239179184           409,000    Standard              355      0014367.00     665             20000901
6243993463           544,000    Reduced               359      0018750.00     761             20000901
6244759665           975,000    Reduced               359      0042989.00     747             20000901
6249169340           304,000    Reduced        12     359      0007624.00     815             20000901
6250800916           397,000    Reduced               358      0009598.00     715             20000901
6251283872           345,000    Standard              356      0010364.00     626             20000901
6253221888           499,000    Reduced               359      0025939.00     757             20001001
6253783382           620,000    Standard              358      0012387.00     779             20000901
6255412816         1,400,000    Standard              359      0054166.00     782             20000901
6256134443           550,000    Standard              358      0012000.00     762             20000901
6256286599           862,000    Standard              360      0020425.00     769             20001001
6258094116         1,075,000    Reduced               359      0007588.00     776             20000901
6263309962           368,000    Reduced        13     358      0010253.00     687             20000901
6263485176           435,000    Standard              360      0010833.00     769             20001001
6264051506           333,000    Standard       12     358      0007546.00     739             20000901
6272656015           600,000    Reduced               359      0013417.00     779             20000901
6272818425           368,000    Standard              360      0008333.00     709             20001001
6278254930         1,140,000    Reduced               359      0020000.00     756             20000901
6279112111           318,000    Reduced        06     359      0013500.00     763             20000901
6280926459           600,000    Reduced               358      0012500.00     719             20000901
6282100715           485,000    Reduced               358      0022025.00     761             20000901
6287221425           335,000    Standard       12     359      0010192.00     687             20001001
6288820647           715,000    Reduced               358      0014992.00     731             20000901
6290097184           435,000    Reduced               359      0007508.00     784             20001001
6291721865           570,000    Standard              356      0009916.00     611             20000901
6291965405           650,000    Standard              358      0013000.00     736             20001001
6295390725           805,000    Standard              360      0012145.00     805             20001001
6296216705           345,000    Reduced               359      0019359.00     776             20000901
6302334757           403,000    Reduced               358      0011087.00     723             20001001
6303395179           360,000    Standard              360      0012980.00     688             20001001
6304790667           781,000    Reduced               359      0012378.00     741             20000901
6305054162           275,000    Standard       12     358      0006256.00     684             20001001
6306537975           530,000    Standard              358      0012500.00     633             20000901
6307342532           390,000    Standard              359      0006729.00     758             20000901
6310873101           309,000    Reduced        12     360      0009373.00     788             20001001
6311431149           357,000    Standard              358      0015249.00     672             20000901
6320338855           443,000    Reduced               359      0011220.00     762             20001001
6322945384           582,000    Reduced               359      0008317.00     757             20000901
6323443660           465,000    Reduced               359      0004220.00     794             20000901
6323828696           360,000    Standard              359      0005378.00     760             20000901
6324665139           492,000    Reduced               358      0009381.00     786             20000901
6324757084           527,500    Reduced               358      0009109.00     718             20000901
6327566680           350,000    Reduced               359      0012242.00     774             20001001
6328482432           406,000    Standard              359      0006069.00     724             20000901
6328874760           650,000    Standard              359      0012750.00     740             20000901
6330019750           500,000    Standard              359      0010627.00     653             20001001
6336636615           353,000    Reduced               358      0007816.00     713             20001001
6337832031           381,000    Reduced               358      0005517.00     717             20000901
6338177279           419,900    Reduced               359      0007751.00     701             20001001
6338277376           365,000    Reduced               359      0010833.00     778             20000901
6341989025           362,000    Reduced               358      0013055.00     801             20000901
6345337106           530,000    Reduced               359      0012090.00     805             20001001
6346587972           545,000    Reduced               359      0305236.00     734             20000901
6347935980           765,000    Standard              360      0032500.00     690             20001001
6350259245           430,000    Reduced               358      0018116.00     803             20001001
6350336399           342,000    Reduced               359      0009347.00     736             20000901
6351027518           775,000    Reduced               358      0011532.00     798             20000901
6351920829           660,000    Standard              358      0112944.00     773             20001001
6353807081           380,000    Standard       06     358      0008250.00     678             20000901
6359905608           468,500    Standard       06     358      0014874.00     756             20001001
6363317014           989,950    Standard              359      0009167.00     669             20000901
6364239589           455,000    Reduced               358      0006780.00     779             20001001
6364515897           815,000    Standard              359      0021724.00     809             20001001
6364857893           439,000    Standard              360      0010447.00     664             20001001
6365461315           545,000    Reduced               359      0016951.00     773             20000901
6366966916           850,000    Standard              358      0011652.00     783             20000901
6370166313           383,000    Reduced               359      0008315.00     714             20000901
6371076065           870,000    Reduced               359      0047098.00     744             20000901
6371670206           600,000    Reduced               359      0026946.00     783             20000901
6381424834           345,000    Reduced               359      0012785.00     756             20000901
6381723433           458,000    Standard              359      0011626.00     672             20000901
6383016943           820,000    Reduced               359      0025017.00     778             20000901
6383653141           470,000    Reduced               360      0007528.00     784             20001001
6385566622           345,000    Reduced               360      0004775.00     709             20001001
6388054329           440,000    Reduced               358      0010044.00     748             20000901
6390604814           457,000    Standard              358      0010125.00     765             20000901
6394381245           340,000    Standard              359      0014496.00     679             20000901
6394671058         1,115,000    Reduced               359      0035131.00     775             20001001
6395163907           550,000    Reduced               360      0008521.00     783             20001001
6399568846           471,000    Reduced               359      0016095.00     754             20001001
6400072127           825,000    Reduced               359      0012926.00     747             20000901
6403294009           413,000    Reduced               358      0048830.00     779             20000901
6404687201           390,000    Reduced               358      0009450.00     751             20001001
6407975645           520,000    Standard              358      0017429.00     802             20000901
6410999715           375,000    Reduced               359      0008332.00     760             20000901
6411539445           575,000    Reduced               359      0011470.00     752             20000901
6414160066           435,000    Standard              359      0012082.00     674             20000901
6414736261           450,000    Reduced               360      0012617.00     772             20001001
6415294005           440,000    Reduced               358      0010547.00     759             20000901
6422564028           299,000    Standard       12     359      0006257.00     728             20000901
6423179438           575,000    Standard              360      0008105.00     674             20001001
6428437476           325,900    Reduced        12     359      0012892.00     743             20000901
6429200964           735,000    Standard              358      0008249.00     810             20000901
6429630319           460,000    Reduced               358      0029571.00     753             20000901
6430204047           613,000    Reduced               359      0011179.00     705             20000901
6435811861           550,000    Standard              360      0010456.00     695             20001001
6439811438           345,000    Standard              238      0010083.00     715             20001001
6445023937           359,000    Reduced               358      0008937.00     765             20000901
6448829348           405,000    Standard              359      0010417.00     657             20000901
6450010076           335,000    Standard       06     359      0011333.00     715             20000901
6452331728           635,000    Reduced               359      0019541.00     783             20000901
6454560498           400,000    Standard              359      0012727.00     759             20000901
6455300464           400,000    Standard              359      0012571.00     637             20000901
6459349988           655,000    Reduced               359      0014167.00     791             20000901
6462981645           600,000    Reduced               359      0014769.00     721             20001001
6463432663           687,500    Standard              360      0016666.00     715             20001001
6463466497           505,000    Reduced               358      0007500.00     750             20000901
6465911581           605,000    Reduced               360      0010417.00     725             20001001
6466543466           780,000    Reduced               358      0014866.00     779             20000901
6470211571           400,000    Standard       12     359      0012242.00     569             20000901
6470928604           325,000    Reduced               359      0008581.00     703             20000901
6473285606           640,000    Reduced               360      0020065.00     779             20001001
6473792841           900,000    Standard              359      0010625.00     740             20000901
6477636937           410,000    Standard              359      0012895.00     738             20000901
6477742016           450,000    Standard              359      0007107.00     696             20000901
6478705459         2,250,000    Standard              358      0050907.00     774             20000901
6479140136           338,000    Reduced               359      0012500.00     773             20000901
6488257681         1,200,000    Standard              359      0047182.00     674             20000901
6488279511           425,000    Reduced               359      0006250.00     738             20000901
6488353233           567,000    Reduced               358      0014935.00     748             20000901
6490099485           352,000    Standard       12     359      0010600.00     754             20001001
6491756554           340,000    Standard              358      0007666.00     667             20001001
6492659500           330,000    Standard       01     359      0010641.00     767             20000901
6492684979           530,000    Standard       06     358      0011667.00     663             20000901
6496804664           329,500    Standard              358      0011629.00     582             20000901
6499520549           570,000    Reduced               358      0007341.00     773             20000901
6500735268           544,000    Reduced               360      0018062.00     745             20001001
6501579608           421,000    Reduced               359      0017475.00     768             20000901
6504475036           677,000    Reduced               358      0032768.00     732             20001001
6505639606           395,000    Reduced               359      0010020.00     730             20000901
6506724670           380,000    Reduced               359      0009655.00     779             20001001
6507765805           389,000    Reduced               360      0015400.00     750             20001001
6507966155           553,000    Reduced               359      0012836.00     788             20000901
6513051026           465,500    Reduced               358      0013750.00     700             20000901
6513343183           825,000    Reduced               359      0016440.00     742             20000901
6514525630           610,000    Standard              359      0020864.00     647             20000901
6514591632           775,000    Reduced               359      0016247.00     768             20000901
6515304134           550,000    Reduced               358      0017226.00     759             20001001
6516986749           555,000    Reduced               358      0014480.00     759             20001001
6522052502           400,000    Reduced               358      0004422.00     787             20000901
6522543294           357,000     Stated               355      0010833.00     682             20000901
6522944823           279,000    Reduced        06     359      0008750.00     776             20000901
6526536955           350,000    Reduced               359      0011360.00     783             20000901
6532749923           600,000    Standard              360      0016407.00     728             20001001
6548209334           432,000    Standard              359      0016050.00     780             20000901
6550041252           353,000    Standard              359      0007774.00     770             20001001
6552370790           349,000    Reduced               358      0008472.00     753             20001001
6552947860           435,000    Reduced               358      0008167.00     712             20001001
6554104932           525,000    Reduced               359      0011634.00     783             20000901
6555855656           745,000    Reduced               358      0015865.00     800             20000901
6558399272           358,000    Reduced               359      0015514.00     804             20000901
6561215101           420,000    Reduced               360      0012565.00     782             20001001
6567825689           620,000    Standard              358      0021000.00     593             20000901
6567841397           685,000    Standard              360      0011968.00     687             20001001
6574830342           482,000    Standard       12     359      0015330.00     664             20000901
6580758545           416,000    Standard              356      0010313.00     608             20000901
6582612476           535,000    Standard              358      0008875.00     781             20000901
6586862002           895,000    Standard              359      0048152.00     698             20000901
6587495117           665,000    Standard              359      0076455.00     699             20000901
6608823727           778,000    Reduced               359      0014584.00     708             20000901
6611740710           593,000    Reduced               358      0009496.00     815             20001001
6612536042           420,000    Reduced               359      0012217.00     754             20001001
6617928186           840,000    Reduced               358      0012741.00     790             20001001
6618739475           390,000    Reduced               358      0010150.00     746             20001001
6619089805           295,000    Standard       12     358      0009181.00     648             20000901
6619734137           536,000    Reduced               358      0008572.00     753             20000901
6622150354           600,000    Standard              359      0015298.00     768             20001001
6624001399           380,000    Standard       13     359      0007541.00     734             20001001
6628989854           928,000    Reduced               359      0007916.00     784             20001001
6634734385           360,000    Standard              359      0009961.00     658             20001001
6641384257         1,000,000    Standard              358      0107973.00     659             20000901
6642660499           590,000    Reduced               359      0013926.00     794             20000901
6647241279           546,000    Standard              358      0012917.00     687             20000901
6647675955           430,000    Standard              359      0007462.00     776             20001001
6682823205           278,000    Standard       12     359      0005828.00     669             20000901
6690931073           398,000    Standard              359      0006323.00     715             20000901
6705081492           382,000    Standard       01     359      0007146.00     771             20001001
6705795208           650,000    Standard              354      0020414.00     685             20000901
6707729882         1,475,000    Standard              358      0163431.00     790             20000901
6714291827         1,500,000    Standard              358      0027083.00     758             20001001
6716271736           440,000    Standard              359      0021158.00     596             20000901
6720594180           351,000    No Ratio              359      0016667.00     637             20000901
6726886812           385,000    Reduced        13     358      0007615.00     725             20000901
6729662939           535,000    Standard              358      0015369.00     719             20001001
6730030639           590,000    Reduced               359      0010674.00     714             20000901
6733451196           379,000    Reduced               359      0011159.00     746             20000901
6734924498           368,000    Reduced               358      0007597.00     732             20000901
6738482667           375,000    Reduced               359      0008478.00     724             20000901
6750639152           420,000    Standard              358      0020835.00     647             20000901
6752094240           500,000    Unknown               346      0000000.00     727             20000901
6758915794           438,000    Reduced               358      0005221.00     725             20000901
6760996980           410,000    Reduced               359      0007476.00     793             20000901
6761729588           565,000    Reduced               359      0010916.00     729             20000901
6768458108           685,000    Standard              359      0021584.00     696             20001001
6775910471           450,000    Reduced               358      0012781.00     776             20000901
6779674198           390,000    Standard              358      0019099.00     714             20000901
6781452922           730,000    Reduced               358      0012490.00     781             20001001
6785234367           284,000    Standard       12     356      0008943.00     648             20000901
6786580677           525,000    Reduced        01     359      0012083.00     778             20000901
6793340933           685,000    Standard              358      0011000.00     733             20000901
6797654925           750,000    Standard              359      0016645.00     686             20000901
6798704265           350,000    Standard       06     355      0009701.00     577             20000901
6814439177           400,000    Standard              359      0013333.00     646             20000901
6815037574           920,000    Reduced               359      0012500.00     769             20000901
6815984270           363,000    Reduced               358      0018782.00     770             20000901
6818471200           750,000    Reduced               359      0007282.00     762             20001001
6821419725           441,000    Reduced               360      0009168.00     731             20001001
6830551377           600,000    Reduced               359      0008000.00     766             20000901
6830650898           332,000    Reduced               359      0006020.00     705             20000901
6830886849           410,000    Standard              356      0010482.00     695             20000901
6831156739           815,000    Standard              358      0015687.00     790             20000901
6831438046           431,000    Reduced               360      0011666.00     785             20001001
6832699018           390,000    Standard              359      0007126.00     677             20000901
6832732215           440,000    Reduced               359      0010000.00     785             20001001
6838352760           585,000    Standard              359      0021717.00     668             20000901
6840770876           535,000    Standard              359      0013779.00     776             20000901
6841613109           499,900    Standard              358      0012500.00     751             20000901
6845051165           400,000    Reduced               359      0008971.00     771             20000901
6846355151           620,000    Reduced               359      0040000.00     799             20000901
6848347800           295,000    Standard       12     355      0004904.00     647             20000901
6852033569           443,000    Standard              359      0017541.00     759             20000901
6852828752           535,000    Standard              359      0016093.00     599             20000901
6853819396           652,000    Reduced               358      0016482.00     800             20000901
6858227868           410,000    Reduced               358      0007083.00     731             20000901
6861885546           769,000    Standard              355      0018451.00     650             20001001
6881323106           330,000    Standard       12     359      0016392.00     685             20000901
6883281104           490,000     Stated               355      0015219.00     722             20000901
6885077898           365,000    Reduced               358      0005560.00     735             20000901
6892425965           473,000    Reduced               359      0007723.00     730             20001001
6893068459           345,000    Standard              358      0005750.00     777             20001001
6898426330           720,000    Standard       12     358      0024267.00     661             20001001
6901591781           490,000    Reduced               359      0006705.00     757             20001001
6902572244           575,000    Reduced               359      0016099.00     829             20001001
6906317968           357,400    Reduced               359      0007500.00     802             20000901
6912267942           550,000    Standard              358      0007416.00     683             20000901
6915196726           635,000    Reduced               358      0022620.00     708             20000901
6920643373           800,000    Standard              356      0036731.00     693             20000901
6922692956           700,000    Reduced               358      0012688.00     715             20000901
6930002081           600,000    Standard              358      0010939.00     633             20000901
6935663507           575,000    Standard              356      0010688.00     624             20000901
6936109302           380,000    Standard       01     358      0008652.00     647             20000901
6939288046         1,100,000    Standard              358      0007767.00     721             20000901
6948472433           600,000    Standard              359      0018483.00     763             20000901
6958663046           290,000    Standard       12     355      0005210.00     720             20000901
6962675838           406,000    Reduced               359      0007515.00     736             20000901
6970201452           380,000    Reduced               358      0049418.00     781             20000901
6971592750           388,000    Reduced        06     355      0008922.00     710             20000901
6971908121           610,000    Standard              358      0007537.00     679             20000901
6974970417           710,000    Reduced               359      0012276.00     789             20001001
6984727252           300,000    Reduced        06     359      0030000.00     706             20000901
6988348790           362,000    Reduced               359      0005550.00     785             20000901
6990266709           295,000    Standard       06     359      0003925.00     705             20000901
6994017520           415,000    Standard              358      0010441.00     636             20000901
6996264831           290,000    Standard       06     358      0009240.00     750             20000901
6996488141           380,000    Reduced               359      0014481.00     778             20000901
0023974769           362,000    Standard              358      0000000.00     683             20000901
0028725026           350,000    Standard              359      0011458.00     715             20000901
0028731669           385,000    Standard              359      0000000.00     744             20000901
0023723406           355,000    Standard              359      0009111.00     754             20000901
0028669695           390,000    Standard              359      0000000.00     767             20000901
0028748697           431,000    Standard              359      0000000.00     742             20000901
6514386421           636,000    Reduced               359      0012835.00     743             20001001
0028696474           480,000    Standard              353      0000000.00     767             20000901
0028696573           426,000    Reduced               354      0000000.00     751             20001001
0028696763           415,000    Standard              357      0000000.00     744             20000901
0028696888           265,000    Standard       01     348      0010444.00     635             20000901
0028697183           435,000    Reduced               351      0000000.00     790             20000901
0028698090           365,000    Standard              356      0000000.00     692             20000901
0028701449           570,000    Standard              355      0000000.00     675             20000901
0028701480           520,000    Standard              353      0021667.00                     20000901
0028701555           500,000    Reduced               355      0000000.00     726             20000901
0028701654           450,000    Standard              353      0000000.00     747             20000901
0028701993           770,000    Standard              355      0022916.00     681             20000801
0028702132           515,000    Standard              354      0000000.00     660             20000901
0028702512           475,000    Standard              356      0000000.00     711             20001001
0028702637           319,000    Standard       01     352      0000000.00     752             20000901
0028704823           370,000    Standard              357      0000000.00     741             20000901
0028704880           330,000    Standard       06     237      0000000.00     686             20000901
0028704955           425,000    Standard              356      0025424.00     632             20000901
0028704989           409,000    Standard              357      0000000.00     767             20000901
0028705085           350,000    Standard              357      0011906.00     641             20000901
0028705101           335,000    Standard       12     357      0000000.00     735             20001001
0028705176           435,000    Standard       06     357      0000000.00     668             20000901
0028705267           383,000    Standard              356      0000000.00     736             20000901
0028705382           385,000    Standard              357      0000000.00     646             20000901
0028705507           395,000    Standard              357      0007035.00     710             20000901
0028705770           320,000    Standard       06     357      0000000.00     683             20000901
0028705788           390,000    Standard       06     356      0007825.00     696             20000901
0028706174           395,000    Standard       12     357      0006318.00     766             20001001
0028706661           540,000    Standard              357      0000000.00     779             20000901
0028708279           436,000    Standard              356      0000000.00     790             20000901
0028708352           378,000    Standard       12     357      0000000.00     694             20001001
0028708691           389,000    Standard              357      0000000.00     803             20001001
0028708915           365,000    Standard              357      0000000.00     682             20000801
0028709046           340,000    Standard       35     357      0009832.00     700             20001001
0028709210           359,500    Standard              357      0000000.00     741             20000901
0028709350           324,000    Standard              357      0000000.00     673             20000901
0028709418           370,000    Standard       01     357      0011287.00     719             20000901
0028709434           336,000    Standard       12     357      0011500.00     747             20000901
0028709632           365,000    Standard       06     357      0014469.00     731             20001001
0028709723           604,000    Standard              357      0011970.00     694             20000901
0028709756           466,000    Standard              356      0007332.00                     20000901
0028709848           530,000    Standard              357      0000000.00     760             20000901
0028709855           420,000    Standard              357      0000000.00     721             20001001
0028709905         1,375,000    Standard              356      0000000.00     761             20000801
0028709939           345,000    Standard              357      0000000.00     772             20001101
0028710192           750,000    Standard              357      0000000.00     780             20000901
0028710325           365,000    Standard              355      0010317.00     649             20000901
0028710465           410,000    Standard       35     357      0000000.00     688             20000901
0028710648           400,000    Standard              355      0000000.00     752             20000901
0028710747           491,000    Standard              356      0000000.00     693             20000901
0028710838           354,000    Standard              357      0000000.00     701             20000901
0028714608           600,000    Standard              357      0000000.00     782             20000901
0028719359           428,000    Standard              356      0000000.00     764             20000901
0028719516           536,000    Standard              357      0000000.00     708             20000901
0028743862           306,000    Standard       13     357      0013088.00     631             20000901
0028744316           360,000    Standard              357      0000000.00     691             20000901
0028744662           355,500    Standard              356      0000000.00     646             20000901
0028744753           277,500    Standard       11     357      0008583.00     633             20000901
0028744795           308,000    Standard       13     357      0000000.00     724             20000901
0028744845           600,000    Standard              358      0000000.00     775             20000901
0028750172           425,000    Standard              357      0000000.00     674             20000901
0028750230           622,000    Standard              357      0014650.00     797             20000901
0028750305           605,000    Standard              357      0016370.00     696             20000901
0028750339           361,000    Standard              357      0013427.00     727             20000901
0028750354           501,000    Standard              357      0000000.00     778             20000901
0028750370           341,000    Standard       01     357      0000000.00     740             20000901
0028750412           345,000    Standard              358      0000000.00     761             20000901
0028750453           376,000    Standard              357      0000000.00     715             20000801
0028750461           318,000    Standard       01     357      0000000.00     682             20000901
0028750560           662,000    Standard              357      0007654.00     684             20000901
0028750685           612,000    Standard              357      0000000.00     757             20000901
0028750719           275,000    Standard       11     357      0005591.00     729             20000901
0028750776           450,000    Standard              358      0000000.00     747             20000901
0028750792           424,000    Standard              358      0000000.00     730             20000901
0028750842           451,500    Standard              357      0000000.00     778             20001001
0028750883           314,000    Standard       01     357      0007295.00     682             20000901
0028770840           431,000    Standard              357      0000000.00     789             20000901
0028770865           395,000    Standard              357      0000000.00     720             20000901
0028771145           360,000    Standard       35     358      0000000.00     777             20001001
0028771228           365,000    Standard       35     358      0000000.00     634             20000901
0028771293           430,000    Standard              357      0000000.00     677             20000901
0028771301           970,000    Standard              357      0025456.00     719             20000901
0028771434           502,000    Standard              357      0000000.00     771             20000901
0028771442           300,000    Standard       06     357      0011205.00     725             20000901
0028771467           460,000    Standard              357      0000000.00     792             20000901
0028771483           510,000    Standard              357      0000000.00     769             20000901
0028771749           990,000    Standard              357      0015763.00     755             20000901
0028771848           479,000    Standard              358      0000000.00     782             20000901
0028771913           650,000    Standard              357      0016000.00     744             20000901
0028772002         1,462,500    Standard              356      0058681.00     760             20000901
0028772242           440,000    Standard              357      0000000.00     755             20001001
0028772333           360,000    Standard              357      0000000.00     659             20001001
0028772416           359,000    Standard              357      0000000.00     782             20000901
0028772523           388,000    Standard              357      0000000.00     709             20000901
0028772846           285,000    Standard       01     357      0009275.00     716             20000901
0028772937           410,000    Standard       11     353      0000000.00     796             20000901
0028773174           355,000    Standard       06     357      0000000.00     629             20000901
0028773232           500,000    Standard       11     357      0000000.00     710             20001001
0028789386           448,000    Standard              358      0000000.00     708             20000901
0028794899           358,000    Standard              354      0000000.00     736             20000901
0028806347           450,000    Standard       35     358      0000000.00     733             20000901
0028814903           353,000    Standard       12     358      0000000.00     767             20000901
0028814937           521,000    Standard              358      0000000.00     673             20000901
0028814945           435,000    Standard       12     358      0015734.00     624             20000901
0028814952           385,000    Standard              357      0000000.00     641             20000901
0028814960           405,000    Reduced        06     357      0000000.00     784             20000901
0028820215           426,000    Standard              358      0000000.00     768             20000901
0028820249           317,000    Standard       06     358      0000000.00     673             20000901
0028820314           340,000    Standard       06     358      0000000.00     736             20000901
0028820405           175,000    Standard              358      0002970.00     790             20000901
0028820553           440,000    Reduced               358      0000000.00     779             20000901
0028820611           325,000    Standard       12     358      0000000.00     745             20001001
0028820645           337,000    Reduced               358      0009670.00     692             20000901
0028820686           535,000    Standard              358      0007225.00     761             20000901
0028821692           600,000    Standard              358      0000000.00     791             20000901
0028821825           535,000    Standard              358      0000000.00     672             20000901
0028821841           385,000    Standard              358      0013961.00     672             20000901
0028821916           330,000    Standard       06     358      0008534.00     741             20000901
0028821940           305,000    Standard       35     357      0010400.00     693             20000901
0028822229           650,000    Standard              358      0030000.00     722             20000901
0028822286           845,000    Standard              357      0016839.00     658             20000901
0028822310           469,000    Standard              358      0000000.00     733             20001001
0028822344           570,000    Standard              356      0000000.00     701             20000901
0028822385           360,000    Standard              357      0000000.00     759             20000901
0028822443           520,000    Standard              358      0000000.00     677             20000901
0028822450           368,000    Standard              358      0000000.00     628             20000901
0028822526           370,000    Standard              358      0000000.00     666             20000901
0028822591           420,000    Standard              358      0000000.00     740             20000901
0028822625           526,000    Standard              358      0000000.00     707             20000901
0028823938           355,000    Standard              358      0000000.00     721             20000901
0028823987           341,500    Standard              358      0000000.00     716             20001001
0028834935           358,000    Standard              357      0000000.00     707             20000901
0028835007           425,000    Standard              358      0000000.00     743             20000901
0028835031           276,000    Standard       13     358      0000000.00     652             20000901
0028840072           400,000    Standard       13     358      0000000.00     759             20000901
0028840312         1,100,000    Standard              359      0000000.00     769             20000901
0028840361           381,000    Standard              358      0000000.00     669             20000901
0028840429           515,000    Standard              358      0000000.00     758             20000801
0028840494           400,000    Standard              358      0000000.00     716             20000801
0028840551           410,000    Standard              358      0000000.00     772             20000901
0028848059           360,000    Standard       01     358      0000000.00     750             20001001
0028848521           325,000    Standard              358      0000000.00     701             20000901
0028848570           375,000    Standard              359      0000000.00     754             20000901
0028848653           440,000    Standard              358      0000000.00     731             20000901
0028848679           440,000    Standard              358      0000000.00     727             20000901
0028848703           537,000    Standard              358      0013005.00     727             20000901
0028848729           510,000    Standard              358      0000000.00     638             20000901
0028848786           500,000    Standard              358      0000000.00     647             20000901
0028848836           338,000    Standard              358      0000000.00     685             20001001
0028848893           336,000    Standard              358      0000000.00     792             20000901
0028848919           390,000    Standard              358      0000000.00     742             20000901
0028848968           400,000    Standard              358      0000000.00     732             20000901
0028849032           455,000    Standard       11     359      0000000.00     622             20000901
0028849107           723,000    Standard              358      0000000.00     782             20000901
0028849131           654,000    Standard              358      0014125.00     723             20000901
0028849172           309,000    Standard       01     358      0000000.00     784             20000901
0028849271           445,000    Standard              358      0000000.00     764             20000901
0028849404           380,000    Standard              358      0000000.00     752             20000901
0028849461           405,000    Standard              359      0000000.00     646             20000901
0028850543           730,000    Standard              358      0024511.00     758             20001001
0028851574           953,300    Standard              358      0016667.00     717             20000901
0028851582           411,000    Standard              358      0000000.00     732             20000901
0028851590           390,000    Standard       01     358      0000000.00     671             20000901
0028851616           293,500    Standard       24     358      0000000.00     752             20000901
0028851764           403,500    Standard              359      0000000.00     738             20000901
0028851806           340,000    Standard       35     358      0000000.00     702             20001001
0028851863           420,000    Standard              358      0000000.00     779             20000901
0028851871           365,000    Standard              358      0000000.00     756             20000901
0028851897           400,000    Standard       01     358      0011619.00     699             20000901
0028851905           420,000    Standard              358      0000000.00     641             20001001
0028851921           774,000    Standard              358      0025641.00     760             20000901
0028851962         1,000,000    Standard              359      0020707.00     794             20001001
0028852002           546,000    Standard              358      0000000.00     583             20001001
0028852028           356,000    Standard              358      0000000.00     723             20000901
0028852036           490,000    Standard              358      0025230.00     693             20001001
0028852044           740,000    Standard              358      0022510.00     639             20000901
0028852093           373,000    Standard              359      0000000.00     720             20000901
0028852127           536,000    Standard              358      0014968.00     631             20000901
0028852150           660,000    Standard              358      0000000.00     779             20000901
0028852234           565,000    Standard              358      0017060.00     623             20000901
0028855922           322,000    Standard       11     358      0000000.00     730             20000901
0028856169           372,500    Standard              358      0000000.00     750             20000901
0028856904           372,500    Standard              358      0000000.00     696             20000901
0028857084           325,000    Standard       11     358      0000000.00     625             20000901
0028857324           380,000    Standard              358      0000000.00     750             20001001
0028857548           340,000    Standard              358      0000000.00     779             20000901
0028864593           530,000    Standard              358      0000000.00     744             20000901
0028877553           933,000    Standard              359      0017083.00     783             20000901
0028877769           455,500    Standard              359      0000000.00     773             20000901
0028879476           400,000    Standard              359      0000000.00     699             20000901
0028879542           435,000    Standard              359      0000000.00     788             20000901

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check one)
-------------------------------------------

____  1. Mortgage Paid in Full

____  2. Foreclosure

____  3. Substitution

____  4. Other Liquidation

____  5. Nonliquidation                      Reason:
                                                     -------------------

                                    By:
                                       -----------------------------------
                                        (authorized signer of Bank of America
                                         Mortgage Securities, Inc.)


                                     Issuer:
                                            ----------------------------------

                                    Address:
                                            ----------------------------------

                                    ------------------------------------------

                                    Date:
                                         -------------------------------------

Custodian
---------
The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

----------------------------------  ---------------
Signature   Date

Documents returned to Custodian:


----------------------------------  ---------------
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [________________],

                              By:
                                    ------------------------------------------
                              Name:
                                    ------------------------------------------

                              Title:
                                    ------------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-5, Class ___, having an initial aggregate Certificate Balance as of September 26, 2000 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                   -------------------------------------------
                                   (Transferor)

                                    By:
                                    Name:
                                    Title:

G-2A-8

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-5, Class ___, having an initial aggregate Certificate Balance as of September 26, 2000 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

--------------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.


      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee  is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___   Investment   Advisor.   The Transferee  is  an  investment advisor
            registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                    --------------------------------------------

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------

                                    Date:
                                    --------------------------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    --------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                    Name:
                                        ----------------------------------------

                                    Title:
                                          --------------------------------------


                                    IF AN ADVISER:


                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------

                                    Date:
                                        ----------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-5, Class ___, having an initial aggregate Certificate Principal Balance as of September 26, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferee)

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:
                                         ---------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:
                                         ---------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-5, Class ___, having an initial aggregate Certificate Principal Balance as of September 26, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferee)

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:
                                         ---------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,

                                  Series 2000-5

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 26, 2000, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Class A-R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Class A-R Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Class A-R Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Class A-R Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Class A-R Certificate or cause the Class A-R Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificate.

      9. The Transferee's taxpayer identification number is____________________.


      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Class A-R Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Class A-R Certificate as such taxes become due.


      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed  and sworn before me this _____ day of__________________,____



                                    -----------------------------------------
                                                    NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.


15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

             Bank of America, N.A.
             201 North Tryon Street
             Charlotte, North Carolina  28255
             Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

                  -----------------------


      (c) in the case of the Purchaser:

                  -----------------------


      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    Bank of America, N.A.

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                    Loss Mitigation Advisor

                                    -------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                       Purchaser

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------